Exhibit 10.27

Versión de firma

Contrato de Fideicomiso Irrevocable de Administración y Garantía Número F/00088 (el “Contrato”), de fecha once de agosto de 2004 que celebran:

(a) TMM Holdings, S.A. de C.V. (“Holdings”) e Inmobiliaria TMM, S.A. de C.V. (“Inmobiliaria” y conjuntamente con Holdings, en adelante los “Fideicomitentes” o “Fideicomisarios en Segundo Lugar”), ambas representadas en este acto por los señores Javier Segovia Serrano y Horacio Reyes Guzmán;

(b) The Bank of New York, una institución financiera constituida de conformidad con las leyes del Estado de Nueva York, Estados Unidos de Norteamérica, no en lo individual sino exclusivamente (i) en su carácter de fiduciario (trustee) bajo el Contrato de Fideicomiso Maestro (según se define más adelante) para el beneficio de los tenedores de los Certificados de Inversión (según dicho término se define más adelante) (los “Tenedores de Certificados de Inversión”) (actuando con dicho carácter en lo sucesivo el “Fideicomisario A”), y (ii) en su carácter de fiduciario (trustee) bajo el Indenture (según dicho término se define más adelante) para el beneficio de los tenedores de Pagarés (según dicho término se define más adelante) (los “Tenedores de Pagarés”, y conjuntamente con los Tenedores de Certificados de Inversión, las “Partes Garantizadas”)  (actuando con dicho carácter en lo sucesivo el “Fideicomisario B”, y cuando actúe bajo este Contrato conjuntamente con el Fideicomisario A, los “Fideicomisarios en Primer Lugar”), representado en este Contrato por su representante legal Paulina Trueba Almada; y

(c) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria, como fiduciario (el “Fiduciario”), una institución de banca múltiple debidamente constituida de conformidad con las leyes de México, representada en este acto por su Delegado Fiduciario, el señor Héctor Loyo Urreta.

ANTECEDENTES

1.-           Grupo TMM, S.A. (“Grupo TMM”), TMM Logistics, S.A. de C.V. (“TMM Logistics”), Naviera del Pacífico, S.A. de C.V. (“Naviera”) (en adelante Grupo TMM, TMM Logistics y Naviera, conjuntamente los “Vendedores”) y el Fideicomisario A son partes de un Contrato Maestro de Fideicomiso Modificado y Compulsado (“Third Amended and Restated Master Trust Agreement”) de fecha agosto 19 de 2003, según fue modificado por el Primer Convenio Modificatorio al Contrato Maestro de Fideicomiso Modificado y Compulsado (Amendment Number One to Third Amended and Restated Master Trust Agreement) de fecha 29 de diciembre de 2003, el Segundo Convenio Modificatorio al Contrato Maestro de Fideicomiso Modificado y Compulsado (Amendment Number Two to Third Amended and Restated Master Trust Agreement) de fecha 25 de mayo de 2004, y el Tercer Convenio Modificatorio al Contrato Maestro de Fideicomiso Modificado y Compulsado (Amendment Number Three to Third Amended and Restated Master Trust Agreement) de fecha 10 de junio de 2004 (según dicho contrato ha sido modificado y según el mismo sea modificado de tiempo en tiempo en lo sucesivo, el “Contrato Maestro de Fideicomiso”) bajo el cual The Bank of New York, como fiduciario (trustee), ha emitido a favor de Maple Bank GmbH (“Maple”), Certificados de Inversión por un monto principal original total de EUA$95,300,000.00 (noventa y cinco millones trescientos mil dólares, moneda de los Estados Unidos de América (“Dólares”)) (los “Certificados de Inversión”) bajo el Suplemento de la Serie 2003-A (Series 2003-A Supplement) de fecha agosto 19 de 2003, según fue modificado por el Convenio Modificatorio Número Uno (Amendment Number One to Series 2003-A Supplement) al Suplemento de la Serie 2003-A, de fecha 29 de diciembre de 2003, el Convenio Modificatorio Número Dos al Suplemento de la Serie 2003-A (Amendment Number Two to Series 2003-A Supplement), de fecha 25 de mayo de 2004, y el Convenio Modificatorio Número Tres (Amendment Number Three to Series 2003-A Supplement) al Suplemento de la Serie 2003-A, de fecha 10 de junio de 2004 (según el mismo ha sido modificado y según sea modificado de tiempo en tiempo en lo sucesivo, el “Suplemento Serie 2003-A” celebrado entre los Fideicomitentes, The Bank of New York como fiduciario (trustee) y Maple.

2.-           Grupo TMM y los otros Vendedores han acordado inducir a los Fideicomitentes para que transmitan al Fiduciario la propiedad de las Acciones MM (según dicho término se define más adelante), a efecto de constituir una garantía sobre dichas acciones a favor del Fideicomisario A, para el beneficio de los Tenedores de Certificados de Inversión, para garantizar las obligaciones a cargo de Grupo TMM, los otros Vendedores, y del Fideicomiso (“Trustee”, según dicho término se define en el Contrato Maestro de Fideicomiso) bajo el Contrato Maestro de Fideicomiso, el Suplemento Serie 2003-A y los Certificados de Inversión (incluyendo, sin limitar, los pagos del principal e intereses y cualquier otros pagos o prepagos de principal e intereses por parte de Grupo TMM, el resto de los Vendedores, y del Fiduciario (“Trustee”, según dicho término según se define en el Contrato Maestro de Fideicomiso) bajo el Contrato Maestro de Fideicomiso, el Suplemento Serie 2003-A) y los Certificados de Inversión (las “Obligaciones bajo los Certificados de Inversión”).

 3.-          Grupo TMM realizó la emisión de Pagarés Senior Garantizados con vencimiento en 2007 por un monto total de $508,703,356 (quinientos ocho millones setecientos tres mil trescientos cincuenta y seis Dólares) (los “Pagarés”), mismos que están regulados por un Indenture celebrado en esta misma fecha por Grupo TMM, Holdings, y otras subsidiarias, directas o indirectas de Grupo TMM (las “Subsidiarias”) y por el Fideicomisario en Primer Lugar B (el “Indenture”)  (una copia de la traducción al español del Indenture se adjunta a este Contrato como Anexo “A”), y Holdings y las Subsidiarias han otorgado una garantía por todas las obligaciones de Grupo TMM derivadas de los Pagarés, el Indenture y los Documentos de la Garantía.

4.-           De conformidad con los términos del Indenture, Grupo TMM, los Fideicomitentes y las Subsidiarias tienen la obligación de transmitir al Fiduciario la propiedad de las Acciones MM a efecto de afectar en garantía dichas acciones a favor del Fideicomisario B, para el beneficio de los Tenedores de los Pagarés, para garantizar el cumplimiento de las obligaciones de Grupo TMM y las obligaciones de los Garantes bajo los Pagarés, el Indenture, las Garantías y los Documentos de la Garantía (las “Obligaciones de los Pagarés” conjuntamente con las Obligaciones de los Certificados de Inversión, las “Obligaciones Garantizadas”).

5.-           Los Fideicomitentes y los Fideicomisarios en Primer Lugar en este acto acuerdan transmitir al Fiduciario la propiedad de las Acciones MM y constituir una garantía sobre dichas acciones a favor de los Fideicomisarios en Primer Lugar, de conformidad con este Contrato, a efecto de garantizar el cumplimiento de las Obligaciones Garantizadas, a favor de las Partes Garantizadas.

DECLARACIONES

I.             Inmobiliaria y Holdings, a través de su respectivo representante legal, en este acto declaran al resto de las partes al presente Contrato que:

(a)           Es una sociedad anónima de capital variable debidamente constituida y existente de conformidad con las leyes de los Estados Unidos Mexicanos.

(b)           Su representante cuenta con las facultades necesarias para la celebración del presente Contrato, mismas que a la fecha no le han sido revocadas, modificadas, ni limitadas en forma alguna, tal como lo acredita con la copia certificada de la escritura pública que contiene sus facultades, y que se agrega al presente Contrato como parte integrante del mismo como Anexo “B”.

(c)           (i) Holdings es la única y legítima propietaria de 49 (cuarenta y nueve) Acciones Clase I, Serie A, y 2,661,208 (dos millones seiscientos sesenta y un mil doscientas ocho) Acciones Clase II, Serie A, e Inmobiliaria es la única y legítima propietaria de 1 (una) Acción Clase I, Serie A, las cuales conjuntamente representan el 96.65% del capital social en circulación de Multimodal (las “Acciones MM”), (ii) dichas Acciones MM han sido debidamente emitidas por Multimodal (según dicho término se define más adelante) y son propiedad de Holdings e Inmobiliaria, se encuentran libres de todo gravamen, garantía, limitación de dominio o derecho de terceros, distintos a las restricciones que se describen en el Anexo “C” del presente Contrato (las “Restricciones Existentes”); y se encuentran totalmente pagadas y liberadas, y (iii) los títulos representativos de las Acciones MM que son entregados en este acto al Fiduciario por Holdings y por Inmobiliaria amparan la titularidad sobre dichas Acciones MM. Con excepción de las Acciones MM, Holdings no es propietaria de otras acciones o partes sociales en cualquier otra entidad, o cualquier otro activo, e Inmobiliaria no es propietaria de otras acciones de Multimodal.

(d)           La celebración, firma y entrega de este Contrato, así como el cumplimiento de las obligaciones que del mismo se derivan, la transmisión de propiedad al Fiduciario del Patrimonio del Fideicomiso y el otorgamiento de las garantías bajo este Contrato, no contravienen, ni originan un incumplimiento de o conflicto con: (i) sus estatutos sociales o los de Multimodal, (ii) cualquier ley, reglamento, decreto, resolución judicial o autorización (incluyendo licencias, permisos o concesiones) que le sea aplicable a los Fideicomitentes o a Multimodal, o (iii) con cualquier restricción contractual que obligue a los Fideicomitentes o a Multimodal o que afecte a los Fideicomitentes o a Multimodal o a cualquiera de sus respectivos activos y/o derechos excepto por las Restricciones Existentes, y no originará o requerirá la constitución de algún gravamen, garantía, carga, afectación, limitación de dominio, derechos de terceros sobre o respecto de ninguno de sus activos, distintos de los gravámenes otorgados bajo este Contrato bajo el Patrimonio del Fideicomiso.

(e)           (i) Cuenta con las facultades y poderes necesarios para celebrar este Contrato; (ii) ha obtenido las autorizaciones y aprobaciones corporativas necesarias, y (iii) no requiere obtener o tramitar autorizaciones, aprobaciones o registros gubernamentales (salvo los que se mencionan en el presente Contrato) para (a) celebrar este Contrato, (b) transmitir el Patrimonio del Fideicomiso al Fiduciario, y (c) cumplir con las obligaciones bajo el presente Contrato; en el entendido de que por lo que respecta a la ejecución de las Acciones MM por el Fiduciario en los términos descritos en el presente Contrato, dicha venta pudiera estar sujeta a las Restricciones Existentes y requerir autorización de y/o la notificación a la Comisión Nacional de Inversiones Extranjeras y/o la Comisión Federal de Competencia.

(f)            Este Contrato constituye una obligación legal, válida y obligatoria respecto de cada una de las partes, y exigible en su contra de conformidad con sus términos, a menos que dicha exigibilidad pudiera verse limitada por concurso mercantil, quiebra u otras leyes similares vigentes ahora o en el futuro, y que afecten los derechos de acreedores en general.

(g)           La transmisión de propiedad del Patrimonio del Fideicomiso al Fiduciario para los propósitos señalados en el presente Contrato, se perfecciona simultáneamente, en los términos aquí pactados, y constituye una transmisión válida del Patrimonio del Fideicomiso al Fiduciario para los propósitos señalados en el presente Contrato, en beneficio de las Partes Garantizadas.

(h)           En este acto reconoce, acepta y se obliga a que, para todo lo relacionado con o derivado de este Contrato, (i) The Bank of New York actúa exclusivamente como fiduciario para el beneficio de cada una de las Partes Garantizadas, y no asume obligación directa o personal, explícita o implícita, alguna, y (ii) The Bank of New York cuenta con la capacidad y facultades necesarias para actuar como fiduciario, en nombre y en representación de cada una de las Partes Garantizadas.

(i)            Celebra este Contrato a efecto de constituir una garantía en primer lugar y grado de prelación respecto del cumplimiento de las Obligaciones Garantizadas.

(j)            No existe acción o proceso legal pendiente ni, los Fideicomitentes tienen conocimiento de amenaza alguna de que se interponga cualquiera de los anteriores en su contra, ante cualquier dependencia, entidad, tribunal, panel arbitral, que pudiere afectar en forma adversa la legalidad o validez de este Contrato o la legalidad o validez del fideicomiso en este acto constituido.

(k)           No existen deudas pendientes, o cualquier tipo de obligaciones fiscales o laborales que pudieran constituir un gravamen con preferencia en el pago sobre el Fideicomiso por lo que respecta al Patrimonio del Fideicomiso.

(l)            Ni la celebración de este Contrato, ni la constitución de la garantía bajo este Contrato a favor de los Fideicomisarios en Primer Lugar, ni la celebración por parte de Grupo TMM o de cualquiera de los Garantes del Indenture, los Pagarés, las Garantías y/o los Documentos de la Garantía (según se define en el Indenture) viola, conflictúa con, contraviene, origina un incumplimiento con, constituyen un incumplimiento bajo (sea con o sin aviso o lapso de tiempo o ambos), anticipa o permite el vencimiento anticipado de, cualquier disposición del Contrato Maestro de Fideicomiso, los Certificados de Inversión, o cualquier documento, instrumento, acuerdo o contrato relacionado que se hubiere celebrado en relación con lo anterior.

II.            The Bank of New York, actuando como Fideicomisario en Primer Lugar A y Fideicomisario en Primer Lugar B, por conducto de su representante legal, declara al resto de las partes del presente Contrato que:

(a)           Es una entidad bancaria legalmente constituida de conformidad con las leyes del Estado de Nueva York, Estados Unidos de América.

(b)           Su representante cuenta con las facultades necesarias para celebrar el presente Contrato y obligar a los Fideicomisarios en Primer Lugar en términos del mismo.

(c)           Cuenta con facultades y poderes necesarios y suficientes para celebrar este Contrato, ha obtenido las autorizaciones y aprobaciones corporativas necesarias, y no necesita obtener o tramitar autorizaciones, aprobaciones o registros gubernamentales (salvo los que se mencionan en el presente Contrato) para celebrar este Contrato y cumplir con las obligaciones a su cargo en virtud del mismo.

(d)           Actúa en beneficio de las Partes Garantizadas, en términos del Indenture y del Contrato Maestro de Fideicomiso.

(e)           Este Contrato constituye una obligación legal, válida, y exigible en su contra, de conformidad con sus términos, salvo que dicha ejecución pudiera verse limitada por concurso mercantil, quiebra u otras leyes similares vigentes o que en el futuro sean vigentes, y que afecten los derechos de acreedores en general.

III.           El Fiduciario, a través de su representante legal, declara al resto de las partes del presente Contrato que:

(a)           Es una institución de banca múltiple válidamente constituida de conformidad con las leyes de México.

(b)          Su representante cuenta con las facultades necesarias para celebrar el presente Contrato (incluida para actos de dominio), en representación del Fiduciario, mismas que no han sido revocadas o limitadas en forma alguna.

(c)           Cuenta con facultades y poderes necesarios y suficientes para celebrar este Contrato, ha obtenido las autorizaciones y aprobaciones corporativas necesarias, y no necesita obtener o tramitar autorizaciones, aprobaciones o registros gubernamentales (salvo los que se mencionan en el presente Contrato) para celebrar este Contrato y cumplir con las obligaciones a su cargo en virtud del mismo.

(d)          Este Contrato constituye una obligación legal, válida, y exigible en su contra, de conformidad con sus términos, salvo que dicha ejecución pudiera verse limitada por concurso mercantil, quiebra u otras leyes similares vigentes o que en el futuro sean vigentes, que afecten los derechos de acreedores en general.

(e)           Acepta actuar como fiduciario bajo este Contrato.

(f)           En este acto recibe de Grupo TMM y de los Fideicomisarios en Primer Lugar, copias simples o certificadas, debidamente firmadas del Indenture, así como de los Anexos del presente Contrato.

EN TESTIMONIO DE LO CUAL, las partes en este acto convienen de conformidad con las siguientes:

CLÁUSULAS

PRIMERA.-  Definiciones. Salvo que se les otorgue un significado distinto, los siguientes términos tendrán los siguientes significados:

“Acciones MM” tendrá el significado que se le otorga en la Declaración I (c) de este Contrato.

“Acciones MM Adicionales” significa cualesquiera acciones de Multimodal, distintas a las Acciones MM, suscritas o adquiridas en cualquier otra forma por cualquiera de los Fideicomitentes, con posterioridad a la fecha de firma de este Contrato.

“Avalúo de la Ejecución” tendrá el significado que se le otorga en la Cláusula Décima (a) de este Contrato.

“Aviso de Incumplimiento” tendrá el significado que se le otorga en la Cláusula Octava (a) de este Contrato.

“Aviso de Subsanación” tendrá el significado que se le otorga en la Cláusula Octava (d) de este Contrato.

“Banco de Inversión” tendrá el significado que se le otorga en la Cláusula Décima (d) (1) de este Contrato.

“Certificados de Inversión” tendrá el significado que se le otorga en el Antecedente 1 de este Contrato.

“Comité Consultivo” significa el comité cuyos miembros serán designados y reemplazados de conformidad con el Anexo “D” del presente Contrato, y que contará con las facultades y deberes establecidos en dicho anexo.

“Contrato” significa este Contrato de Fideicomiso Irrevocable de Administración y Garantía, según sea modificado o complementado de tiempo en tiempo, de conformidad con sus propios términos.

“Contrato Maestro de Fideicomiso” tendrá el significado que se le otorga en el Antecedente 1 de este Contrato.

“Cuenta de Ingresos en Dólares” significa la cuenta en Dólares denominada “Cuenta de Ingresos en Dólares” que establecerá el Fiduciario, a su nombre, con J.P. Morgan Chase Bank, New York Branch, de conformidad con los términos de la Cláusula Séptima de este Contrato.

“Cuenta de Ingresos en Pesos” significa la cuenta en Pesos denominada “Cuenta de Ingresos en Pesos” que establecerá el Fiduciario, a su nombre, con J.P. Morgan Chase Bank, de conformidad con los términos de la Cláusula Séptima de este Contrato.

“Día Hábil” significa un día del año en el que los bancos no requieran o estén autorizados para cerrar en la ciudad de Nueva York, Estados Unidos de América y en la ciudad de México, Distrito Federal, México.

“Dólares” tendrá el significado que se atribuye a dicho término en el Antecedente 1 de este Contrato.

“EBITDA” significa, respecto de cualquier periodo, la utilidad (o pérdida) neta consolidada de las operaciones de Grupo TFM y sus subsidiarias, después de gastos y otros cargos apropiados, pero antes del pago o aprovisionamiento para el pago de cualquier impuesto sobre la renta, intereses, depreciaciones, o amortizaciones durante dicho periodo, determinado de conformidad con los Principios Contables Internacionales (International Accounting Standards o IAS.

“Fecha de Cierre” significa la fecha de firma de este Contrato.

“Fecha de la Solicitud de Ejecución” tendrá el significado que se le otorga en la Cláusula Décima (a) (1) de este Contrato.

“Fideicomisario en Primer Lugar A” tendrá el significado que se le otorga en el inciso (b) del preámbulo de este Contrato.

“Fideicomisario en Primer Lugar B” tendrá el significado que se le otorga en el inciso (b) del preámbulo de este Contrato.

“Fideicomisarios” tendrá el significado que se atribuye a dicho término en el inciso (a) del preámbulo de este Contrato.

“Fideicomisarios en Primer Lugar” tendrá el significado que se le otorga en el inciso (b) del preámbulo de este Contrato.

“Fideicomisarios en Segundo Lugar” tendrá el significado que se le otorga en el inciso (a) del preámbulo de este Contrato.

“Fideicomiso” tendrá el significado que se atribuye a dicho término en la Cláusula Segunda (a) de este Contrato.

“Fiduciario” significa la institución de crédito que se designa en el inciso (c) del preámbulo de este Contrato, y cualquier fiduciario sucesor o sustituto que se designe de conformidad con este Contrato.

“Grupo TFM” significará Grupo Transportación Ferroviaria Mexicana, S.A. de C.V.

“Grupo TMM” tendrá el significado que se le otorga en el Antecedente 1 de este Contrato.

“Holdings” tendrá el significado que se le otorga en el inciso (a) del preámbulo de este Contrato.

“Incumplimiento”  tendrá el significado que se le otorga en la Cláusula Octava (a) de este Contrato.

“Indenture”  tendrá el significado que se le otorga en el antecedente 3 de este Contrato.

“Ingresos en Dólares” significa las cantidades en Dólares que sean (i) dividendos y productos derivados de las Acciones MM recibidas en términos de la Cláusula Octava (c) (3) de este Contrato; o (ii) cualquier ganancia derivada de Acciones MM, o productos que resulten de la venta, canje, amortización, redención, retiro o ejecución o cualquier otra disposición sobre las Acciones MM.

“Ingresos en Pesos” significa las cantidades recibidas en Pesos por los Fideicomitentes o por el Fiduciario, por (i) dividendos o productos derivados de las Acciones MM recibidos de conformidad con la Cláusula Octava (c) (3) de ese Contrato; o (ii) cualquier ganancia derivada de Acciones MM, o productos que resulten de la venta, canje, separación, amortización, redención, retiro o ejecución o cualquier otra disposición sobre las Acciones MM.

“Inmobiliaria” tendrá el significado que se le otorga en el inciso (a) del preámbulo de este Contrato.

“Inversiones Permitidas”  significa (a) respecto de (A) las cantidades en Dólares que sean depositadas en la Cuenta de Ingresos en Dólares, los instrumentos denominados en dicha moneda de curso legal que se mencionan en el párrafo (b) siguiente, y (B) las cantidades en Pesos que sean depositadas en la Cuenta de Ingresos en Pesos, los instrumentos denominados en dicha moneda de curso legal que se mencionan en el párrafo (c) siguiente.

(b)  Para efectos del párrafo (a) anterior, los instrumentos denominados en Dólares en los cuales el Fiduciario deba invertir serán los siguientes: Certificados de la Tesorería de los Estados Unidos de Norteamérica (U.S. Treasury Certificates), con fecha de vencimiento no superior a 90 días o depósitos “overnight” en deuda a cargo de o garantizados por J.P. Morgan Chase Bank, en ambos casos, mediante la Cuenta de Ingresos en Dólares.

(c) Para efectos del párrafo (a) anterior, los instrumentos denominados en Pesos en los cuales el Fiduciario deba invertir serán los siguientes: valores emitidos o garantizados por el gobierno Mexicano, con vencimiento no superior a 90 días, hechos directamente o mediante operaciones de reporto o instrumentos de deuda emitidos por instituciones de crédito con una calificación “AAA” (o su equivalente bajo escalas domésticas) otorgada por Standard & Poor’s México, S.A. de C.V. o por Fitch México, S.A. de C.V. celebrando operaciones de reporto, en ambos casos, mediante la Cuenta de Ingresos en Pesos.

“LGTOC” significa la Ley General de Títulos y Operaciones de Crédito.

“Lineamientos de Votación” significa las directrices y principios contenidos en el Anexo “D” de este Contrato, mismas que constituirán las instrucciones principales bajo las cuales el Fiduciario deberá votar las Acciones MM.

“Maple” significa Maple Bank GMBH, una entidad financiera constituida de conformidad con las leyes de la República Federal de Alemania.

“México” significa los Estados Unidos Mexicanos.

“Monto Máximo Garantizado del Principal de los Certificados de Inversión” significa un monto principal insoluto bajo los Certificados de Inversión igual a $76,300,000.00 (setenta y seis millones trescientos mil Dólares 00/100); en el entendido que dicha cantidad será reducida por todos y cada uno de los pagos de principal recibidos de tiempo en tiempo por el Fideicomisario en Primer Lugar A, de conformidad con lo previsto en las cláusulas Octava (e), Décima (b)(iii) y Décima Primera (iii) del presente Contrato.

“Multimodal” significa TMM Multimodal, S.A. de C.V., una sociedad anónima de capital variable de nacionalidad mexicana.

“Naviera” tendrá el significado que se le otorga en el Antecedente 1 de este Contrato.

“Número Requerido de Acciones” significa el número de Acciones MM que de tiempo en tiempo formen parte del Patrimonio del Fideicomiso, cuyo Valor de Justo de Mercado sea igual al 150% (ciento cincuenta por ciento) del Monto Máximo Garantizado de Principal.

“Obligaciones bajo los Certificados de Inversión” tendrá el significado que se le otorga en el Antecedente 2 de este Contrato.

“Obligaciones de los Pagarés” tendrá el significado que se le otorga en el Antecedente 4 anterior.

“Obligaciones Garantizadas” tendrá el significado que se le otorga en el Antecedente 4 de este Contrato.

“Pagarés” tendrá el significado que se les otorga en el Antecedente 3 de este Contrato.

“Partes Garantizadas” tendrá el significado que se otorga en el inciso (b) del preámbulo de este Contrato.

“Patrimonio del Fideicomiso” significa todos y cada uno de los activos propiedad del Fiduciario en cualquier momento, en términos de la Cláusula Quinta de este Contrato.

“Personas Indemnizadas” tendrá el significado que se le otorga en la Cláusula Décima Cuarta de este Contrato.

“Peso” significa la moneda de curso legal en México.

“Representante Autorizado” significa el representante legal de cualesquiera de los Fideicomitentes, que cuente con las facultades necesarias para actuar en su nombre y representación con poderes generales para actos de dominio.

“Restricciones Existentes” tendrá el significado que se le otorga en la Declaración I (c) de este Contrato.

“Solicitud de Ejecución” tendrá el significado que se le otorga en la Cláusula Décima (a) (i) de este Contrato y podrá ser entregada por (i) el Fideicomisario en Primer Lugar A de conformidad con el Contrato Maestro de Fideicomiso, y (ii) el Fideicomisario en Primer Lugar B, sólo de conformidad con los supuestos del Indenture que regulan el “Aviso de Venta”; para efectos de las secciones 6.03 y 15.04 del Indenture, la Solicitud de Ejecución se considerará un “Aviso de Venta” de conformidad con el propio Indenture; en el entendido que el Fiduciario no estará obligado a determinar si la Solicitud de Ejecución fue entregada de conformidad con el Contrato Maestro de Fideicomiso o el Indenture, según sea el caso.

“Subsidiarias” tendrá el significado establecido en el Antecedente 3 anterior.

“Suplemento Serie 2003-A” tendrá el significado establecido en el Antecedente 1 anterior.

“Tenedores de Certificados de Inversión” tendrá el significado que se le otorga en el inciso (b) del preámbulo de este Contrato.

“Tenedores de Pagarés” tendrá el significado que se le otorga en el inciso (b) del preámbulo de este Contrato.

“TMM Logistics” tendrá el significado que se atribuye a dicho término en el Antecedente 1 de este Contrato.

“Valor Justo de Mercado” significa el valor de mercado de una Acción MM con base en una valuación de Multimodal equivalente a 8.0 (ocho) veces el EBITDA de los últimos doce (12) meses de Grupo TFM, mismo que será calculado y ajustado el 30 de Junio y el 31 de Diciembre de cada año, dividido entre el número total de acciones representativas del capital social de Multimodal suscritas y pagadas.

“Vendedores”  tendrá el significado que se otorga en el Antecedente 1 de este Contrato.

Los términos con mayúscula inicial definidos y utilizados en este Contrato aplicarán igualmente en singular y en plural según son definidos. Cuando el contexto así lo requiera, cualquier pronombre deberá incluir el correspondiente masculino o femenino o forma neutra. Todas las referencias que se hagan en este Contrato a Cláusulas, incisos, párrafos y anexos, deberá entenderse hecha respecto de sus Cláusulas, inciso, párrafos y anexos, salvo que del contexto pueda inferirse otra cosa.  Todos y cada uno de los Anexos que se adjuntan a este Contrato forman parte integral del mismo. Las palabras “incluyendo” “incluye” e “incluir” se considerará son seguidas de la frase “sin limitación”, salvo que otra cosa se disponga.

SEGUNDA.-  Constitución del Fideicomiso. (a) Cada uno de los Fideicomitentes en este acto constituyen este Fideicomiso Irrevocable de Administración y Garantía (en lo sucesivo, el “Fideicomiso”) con el Fiduciario, mediante la transmisión irrevocable al Fiduciario de la propiedad de sus respectivas Acciones MM a efecto de garantizar el pago total de las Obligaciones Garantizadas.

(b)  El Fiduciario en este acto acepta su designación como fiduciario y recibe las Acciones MM. Mediante la celebración de este Contrato el Fiduciario acusa recibo de cada una de las Acciones MM descritas en el párrafo (a) de esta Cláusula Segunda.

(c)  A efecto de perfeccionar la transmisión al Fiduciario de las Acciones MM cada Fideicomitente en este acto entrega al Fiduciario (i) los títulos representativos del capital social que representan las Acciones MM, debidamente endosadas en propiedad en favor del Fiduciario, (ii) un certificado emitido por el Secretario del Consejo de Administración de Multimodal, en el cual se certifica que la transmisión de Acciones MM ha sido debidamente registrada en el libro de registro de accionistas de Multimodal, y (iii) una copia del asiento realizado en el libro de registro de acciones de Multimodal, con respecto a la transmisión de las Acciones MM al Fiduciario, debidamente firmada por el secretario del consejo de administración de Multimodal.

(d)  Las partes de este Contrato, en este acto aceptan y se obligan a que la garantía constituida conforme al presente Contrato sobre el Patrimonio del Fideicomiso sea ejecutada en los términos de este Contrato, y a que los recursos obtenidos de la venta del Patrimonio del Fideicomiso serán aplicados de conformidad con lo establecido en la Cláusula Décima (b) de este Contrato.

TERCERA.- Partes de este Contrato. (a) Las partes de este Contrato son las siguientes:

Fideicomitentes:	TMM Holdings, S.A. de C.V. e Inmobiliaria TMM, S.A. de C.V.

Fiduciario:	Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria.

Fideicomisario
en Primer Lugar A:	The Bank of New York, en su carácter de fiduciario (trustee) bajo el Contrato Maestro de Fideicomiso, para el beneficio de los Tenedores de Certificados de Inversión.

Fideicomisario
en Primer Lugar B:	The Bank of New York, en su carácter de fiduciario (trustee) bajo el Indenture, para el beneficio de los Tenedores de Pagarés.

Fideicomisarios
en Segundo Lugar:	TMM Holdings, S.A. de C.V. e Inmobiliaria TMM, S.A. de C.V., una vez totalmente satisfechas en su totalidad las Obligaciones Garantizadas.

(b)  La designación de los Fideicomisarios en Primer Lugar y de los Fideicomisarios en Segundo Lugar bajo este Contrato surtirá efectos a partir de la Fecha de Cierre.

CUARTA.-  Objeto del Fideicomiso. El objeto del Fideicomiso que se constituye en este acto es garantizar el cumplimiento de las Obligaciones Garantizadas con el Patrimonio del Fideicomiso, en los términos de este Contrato, así como administrar el Patrimonio del Fideicomiso en los términos de este Contrato.

QUINTA.-  Patrimonio del Fideicomiso. (a) El Patrimonio del Fideicomiso incluirá lo siguiente:

(1)       las Acciones MM aportadas por los Fideicomitentes de conformidad con la Cláusula Segunda de este Contrato;

(2)       cualesquiera Acciones MM Adicionales, transmitidas o cedidas a este Fideicomiso de conformidad con la Cláusula Sexta de este Contrato;

(3)       cualesquiera instrumento financiero adquirido con el Patrimonio del Fideicomiso y los productos que resulten del Patrimonio del Fideicomiso;

(4)       los productos, cuentas por cobrar, rendimientos o ganancias de, o cualquier activo en sustitución por cualquier razón del, Patrimonio del Fideicomiso transmitido al Fiduciario, de conformidad con este Contrato (incluyendo, sin limitación, cualquier producto o cuenta por cobrar, de cualquier naturaleza, generada o recibida por el Fiduciario en términos de la Cláusula Octava (c) (4) respecto de las Acciones MM);

(5)       los productos, ingresos, rendimientos o ganancia de, cualquier activo en sustitución del, por cualquier razón, Patrimonio del Fideicomiso transmitido al Fiduciario, en términos de este Contrato;

(6)       cualesquier derechos pertenecientes al Patrimonio del Fideicomiso;

(7)       cualesquiera sumas de efectivo que de tiempo en tiempo el Fiduciario mantenga en depósito, en la Cuenta de Ingresos en Pesos y en la Cuenta de Ingresos en Dólares, cualquier Inversión Permitida y los frutos que de ella se deriven; y

(8)       cualesquiera otros activos y derechos que, por cualquier razón o bajo cualquier circunstancia, puedan ser transmitidos o cedidos al Fideicomiso con posterioridad a la Fecha de Cierre.

SEXTA.-  Aportación de Acciones MM Adicionales. Durante la vigencia del presente Contrato y mientras las Obligaciones Garantizadas no hayan sido pagadas en su totalidad, cada uno de los Fideicomitentes acepta y se obliga a ceder y transmitir al Fiduciario, de tiempo en tiempo, la propiedad de toda Acción MM Adicional que suscriba y pague o de cualquier otra forma adquiera con posterioridad a la Fecha de Cierre.  Toda Acción MM Adicional aportada al Fideicomiso de conformidad con esta Cláusula Sexta será considerada para todos los efectos como una Acción MM.

(b)          A efecto de perfeccionar la cesión y transmisión de las Acciones MM Adicionales al Fiduciario, cada Fideicomitente deberá entregar al Fiduciario, (i) un certificado, según el formato que se adjunta como Anexo “E” de este Contrato, y (ii) un contrato de cesión celebrado por un Representante Autorizado del Fideicomitente, tan pronto como sea posible, pero no después de diez (10) Días Hábiles contados a partir de su fecha de celebración y pago, junto con (A) los títulos representativos del capital social o documento equivalente que represente las Acciones MM Adicionales, debidamente endosadas en propiedad a favor del Fiduciario, (B) una copia de la o las autorización(es) corporativa(s) procedente(s) de Multimodal, mediante la(s) cual(es) se autorice la transmisión de Acciones MM Adicionales al Fiduciario, en caso de ser requerido, (C) un certificado emitido por el Secretario del Consejo de Administración de Multimodal, en el cual se certifique que la transmisión de las Acciones MM Adicionales ha sido debidamente registrada en el libro de registro de accionistas de Multimodal, y (C) una copia del asiento realizado en el libro de registro de acciones de Multimodal, con respecto a dicha transmisión de las Acciones MM Adicionales al Fiduciario, debidamente firmada por el Secretario del Consejo de Administración de Multimodal.

(c)           En este acto, los Fideicomisarios en Primer Lugar, renuncian expresa e incondicionalmente al derecho que les confiere el artículo 401 de la LGTOC para dar por vencido anticipadamente las Obligaciones Garantizadas, y en consecuencia, no emplearán el proceso al efecto establecido en la Cláusula Décima de este Contrato, en caso de que el valor de mercado del

Patrimonio del Fideicomiso disminuya de manera tal que o baste para cubrir el importe de las Obligaciones Garantizadas.

SÉPTIMA.-  Cuenta de Ingresos en Dólares y Cuenta de Ingresos en Pesos.  (a) Dentro de los cinco (5) Días Hábiles siguientes a la fecha de este Contrato, el Fiduciario abrirá una Cuenta de Ingresos en Dólares y una Cuenta de Ingresos en Pesos. El Fiduciario mantendrá abiertas dichas cuentas durante la vigencia de este Contrato.

(b)  Depósitos a y Retiros de la Cuenta de Ingresos en Dólares y de la Cuenta de Ingresos en Pesos.  El Fiduciario depositará en la Cuenta de Ingresos en Dólares y en la Cuenta de Ingresos en Pesos cualesquiera Ingreso en Pesos o Ingreso en Dólares que reciba en virtud del presente Contrato (incluyendo el impuesto al valor agregado). El saldo disponible, de tiempo, en tiempo de la Cuenta de Ingresos en Dólares y de la Cuenta de Ingresos en Pesos, formarán parte del Patrimonio del Fideicomiso.

Una vez que el saldo disponible en la Cuenta de Ingresos en Pesos exceda el equivalente a $10 (diez) millones de Dólares, dicha cantidad deberá ser inmediatamente convertida a Dólares de conformidad con la Cláusula Vigésima Octava de este Contrato y el Fiduciario depositará la cantidad en Dólares que resulte de dicha conversión en la Cuenta de Ingresos en Dólares.

(c) Inversiones.  El Fiduciario deberá invertir cualesquiera cantidades depositadas en la Cuenta de Ingresos en Dólares y en la Cuenta de Ingresos en Pesos únicamente en Inversiones Permitidas y depositará en la Cuenta de Ingresos en Dólares y en la Cuenta de Ingresos en Pesos cualquier producto de dichas inversiones, junto con cualquier interés, cuando éstos sean recibidos.

OCTAVA.-  Acciones MM. (a) Durante la vigencia del presente Contrato, salvo que el Fiduciario hubiera recibido del Fideicomisario en Primer Lugar A un aviso por escrito en el que se le notifique que ha ocurrido un “Evento de Amortización Rápida” (“Rapid Ammortization Event”, según dicho término se define bajo el Contrato Maestro de Fideicomiso) bajo el Contrato Maestro de Fideicomiso, o un aviso por escrito del Fideicomisario en Primer Lugar B notificándoles que un “Caso de Incumplimiento” bajo el Indenture (ambos un “Incumplimiento” bajo el presente Contrato) ha ocurrido y persiste (un “Aviso de Incumplimiento”), instruyendo al Fiduciario que revoque el poder a que se refiere este párrafo (a), el Fiduciario permitirá a cada uno de los Fideicomitentes ejercer, en nombre y representación del Fiduciario, todos y cada uno de los derechos de voto, corporativos y otros derechos relacionados con las Acciones MM, y los Fideicomitentes ejercerán dichos derechos de manera consistente con los términos de los Lineamientos de Votación. Para tales efectos, dentro del plazo de diez (10) Días Hábiles contados a partir de la Fecha de Cierre, el Fiduciario deberá otorgar a cada uno de los Fideicomitentes un poder especial revocable, en términos del formato que se adjunta a este Contrato como Anexo “F”. El Fiduciario no será responsable del ejercicio de las facultades que se otorgan mediante dicho poder especial revocable.

(b)  Durante la vigencia de este Contrato y salvo que el Fiduciario reciba de cualquiera de los Fideicomisarios en Primer Lugar un Aviso de Incumplimiento, cada uno de los Fideicomitentes tendrá permitido recibir directamente en efectivo cualquier dividendo o producto pagado por, o pagos derivados de la compra, redención, o cualquier retiro o adquisición por el valor de, cualquier Acción MM, excepto por lo establecido por el Indenture y el Contrato Maestro de Fideicomiso.

(c) Sin prejuicio de las disposiciones de la Cláusula Décima de este Contrato, en caso de que el Fiduciario reciba de cualquiera de los Fideicomisarios en Primer Lugar un Aviso de Incumplimiento instruyéndole que revoque el poder otorgado a cada uno de los Fideicomitentes:

(1)           El Fiduciario deberá, a más tardar el Día Hábil siguiente a la fecha en que reciba el aviso por escrito antes mencionado, notificar a cada uno de los Fideicomitentes, por escrito, respecto del Aviso de Incumplimiento.

(2)           El Fiduciario, inmediatamente después de recibir el aviso por escrito antes mencionado revocará el poder otorgado a cada uno de los Fideicomitentes de conformidad con el párrafo (a) anterior, y todos los derechos de voto, corporativos y demás derechos otorgados a cada uno de los Fideicomitentes respecto de las Acciones MM de conformidad con el párrafo (a) anterior quedarán sin efectos, y a partir de dicha fecha, el Fiduciario ejercerá todos los derechos de voto y demás derechos respecto de las Acciones MM en términos de los Lineamientos de Votación. En ningún caso o supuesto la revocación de los poderes otorgados de conformidad con el párrafo (a) anterior podrá realizarse con posterioridad al segundo Día Hábil posterior al día en el que el Fiduciario reciba el Aviso de Incumplimiento, sin perjuicio de que la notificación al mandatario pudiere realizarse con posterioridad a dicha fecha. En caso de que el Fiduciario (i) con base en los Lineamientos de Votación no tenga la seguridad o certeza sobre el sentido en el que las Acciones MM deban ser votadas respecto de asuntos específicos contenidos en el orden del día de las asambleas de accionistas que celebre Multimodal con base en los Lineamientos de Votación, o (ii) requiera una interpretación de lo establecido en los Lineamientos de Votación, el Fiduciario podrá abstenerse de votar las Acciones MM y solicitar por escrito la recomendación respectiva al Comité Consultivo a más tardar el segundo Día Hábil posterior a la fecha en la que el orden del día de la asamblea de accionistas de que se trate hubiere sido notificada. El Comité Consultivo deberá emitir una recomendación específica a más tardar el tercer Día Hábil después de la solicitud del Fiduciario o el Día Hábil anterior a la fecha de la asamblea de accionistas.

El Fiduciario deberá, en todo momento, cumplir con el contenido de la recomendación emitida por el Comité Consultivo y únicamente cuado dicha recomendación sea evidentemente contraria a los fines de este Contrato, el Fiduciario podrá tomar una decisión distinta respecto al sentido que dará al voto de las Acciones MM en las asambleas de accionistas sin responsabilidad en dicho caso, y estará facultado para: (i) considerar la recomendación de los Fideicomisarios en Primer Lugar, y del Comité Consultivo, y (ii) contratar los servicios de un asesor que considere competente, cuyos honorarios y gastos deberán se pagados por los Fideicomitentes, a efecto de determinar el sentido que dará al voto de las Acciones MM en la asamblea de accionistas de que se trate, sin incurrir en responsabilidad alguna por tal acto. Si el Fiduciario decide votar las Acciones MM en sentido contrario a la recomendación emitida por el Comité Consultivo, deberá proporcionar por escrito, un documento en el que explique suficientemente las razones que tuvo para votar las Acciones MM en tal sentido.  Dicho documento deberá ser entregado a los Fideicomisarios en Primer Lugar, con copia al Comité Consultivo, a más tardar el tercer Día Hábil siguiente a la solicitud del Fiduciario o el Día Hábil inmediato anterior a la fecha de la asamblea de accionistas.

Las partes de este Contrato en este acto reconocen y aceptan que el Comité Consultivo, así como sus miembros, no serán responsables en forma alguna por lo que respecta a la recomendación a que se refiere este inciso (c), salvo que la responsabilidad se genere por su negligencia inexcusable, dolo o mala fe.

(3)           A partir de la fecha del Aviso de Incumplimiento, (i) todos los dividendos o productos pagados en efectivo o en especie en relación con las Acciones MM; y (ii) cualquier utilidad derivada de las Acciones MM, sea en efectivo o en especie, en títulos de crédito, y/o acciones, así como todo producto que resulte de la venta, canje, retiro, amortización, redención, separación o cualquier otra disposición sobre las Acciones MM, será recibida directamente por el Fiduciario y depositada (i) si se trata de Pesos directamente en la Cuenta de Ingresos en Pesos, y (ii) si se trata de Dólares directamente en la Cuenta de Ingresos en Dólares, e inmediatamente formará parte del Patrimonio del Fideicomiso a efecto de que forme parte de la garantía para el total pago de las Obligaciones Garantizadas.

(4)           Todo dividendo, distribución o pago que reciba cualquiera de los Fideicomitentes en contravención a lo pactado en esta Cláusula Octava, será recibido por los Fideicomitentes en carácter de depositarios, y deberá ser entregado inmediatamente al Fiduciario, a efecto de incrementar el Patrimonio del Fideicomiso (i) cumpliendo, en todo momento, con las formalidades señaladas en los artículos 388 y 389 de la LGTOC, (ii) directamente a la Cuenta de Ingresos en Pesos, si el pago es en Pesos, y (iii) directamente a la Cuenta de Ingresos en Dólares, si el pago es en Dólares. La entrega de dichos pagos al Fiduciario o el depósito a las referidas cuentas bancarias no deberá suceder con posterioridad al Día Hábil siguiente a la fecha en la que fueron recibidos por el Fideicomitente de que se trate.

(d) En caso de que el Fiduciario reciba de cualquiera de los Fideicomisarios en Primer Lugar un aviso por escrito en el sentido de que un Incumplimiento ha sido subsanado o dispensado (un “Aviso de Subsanación”), si así fuere aplicable, y siempre que hasta ese momento ningún otro Aviso de Incumplimiento le haya sido entregado, el Fiduciario deberá otorgar nuevos poderes a favor de cada uno de los Fideicomitentes en los términos descritos en el párrafo (a) anterior; en el entendido de que el Fiduciario deberá realizar sus mejores esfuerzos a efecto de otorgar los nuevos poderes dentro de los 2 (dos) Días Hábiles posteriores a la fecha de recepción del Aviso de Subsanación por los Fideicomisarios en Primer Lugar; en el entendido de que bajo ninguna circunstancia dichos actos del Fiduciario podrán llevarse a cabo con posterioridad al segundo Día Hábil siguiente a aquél en el que el Fiduciario recibió el Aviso de Subsanación.

(e)  Todo monto en efectivo que sea recibido, relacionado con el Patrimonio del Fideicomiso en términos de la Cláusula Octava (c) anterior, ya sea por dividendos de, pagos por, o ganancias derivadas de las Acciones MM, o por cualquier otro concepto, formará parte, inmediatamente, del Patrimonio del Fideicomiso y deberá ser depositado (i) directamente a la Cuenta de Ingresos en Pesos, si se trata de Pesos, y (ii) directamente a la Cuenta de Ingresos en Dólares, si se trata de Dólares, salvo por lo pactado en este Contrato; en el entendido de que si de acuerdo con (x) el Contrato Maestro de Fideicomiso, dicho efectivo deba ser aplicado por Grupo TMM al pago de los Certificados de Inversión o (y) el Indenture, dicho efectivo deba ser aplicado por Grupo TMM para la redención de Pagarés, una oferta para comprar Pagarés o una Oferta en Exceso de los Recursos (Excess Proceeds Offer), en cualquier caso, los Beneficiarios en Primer Lugar deberán instruir por escrito al Fiduciario para que libere dicho efectivo del Patrimonio del Fideicomiso y se entregue, según lo establecido en las propias instrucciones giradas al Fiduciario por los Beneficiarios en Primer Lugar, en las que los Fideicomisarios en Primer Lugar harán constar al Fiduciario que la liberación solicitada no contraviene ninguna disposición del Contrato Maestro de Fideicomiso o el Indenture, según sea el caso, en el entendido de que en todos los supuestos dicho efectivo deberá ser distribuido de conformidad con el orden de preferencia y sujeto a las limitaciones contenidas en la Cláusula Décima Primera de este Contrato.

NOVENA.- Obligaciones de los Fideicomitentes. Mientras cualquier Obligación Garantizada permanezca pendiente de pago y este Contrato se mantenga en vigor, cada uno de los Fideicomitentes deberá:

(1)           En todo momento, y por su propia cuenta, defender los derechos que se deriven del Patrimonio del Fideicomiso contribuido por los Fideicomitentes contra cualesquiera reclamaciones o demandas de cualquier persona, siempre y cuando el Fiduciario le haya otorgado poderes y facultades suficientes para tal efecto, y salvo que los Fideicomisarios en Primer Lugar o el Fiduciario hubieren girado instrucciones por escrito, en un sentido distinto, en cualquier momento posterior a la entrega de un Aviso de Incumplimiento. Para efecto de lo anterior el Fiduciario, dentro de los diez (10) Días Hábiles siguientes a la Fecha de Cierre deberá, otorgar un poder general revocable a cada Fideicomitente con facultades suficientes, incluyendo facultades generales para pleitos y cobranzas, para permitir a cada Fideicomitente defender cualesquiera y todos los derechos derivados del Patrimonio del Fideicomiso, contra cualquier reclamación o demanda, en términos del formato que se adjunta a este Contrato como Anexo G. Cada uno de los Fideicomitentes en este acto convienen que en el supuesto de que las facultades que les sean otorgadas por el Fiduciario de conformidad con este inciso (1) fuesen insuficientes para la defensa del Patrimonio del Fideicomiso en los términos de esta Cláusula, el Fideicomitente notificará inmediatamente dicha situación al Fiduciario (con copia para los Fideicomisarios en Primer Lugar) a efecto de que el Fiduciario otorgue los poderes y facultades adicionales que al efecto resulten necesarios.

El Fiduciario y los Fideicomisarios en Primer Lugar convienen (con cargo a los Fideicomisarios) en cooperar con cada Fideicomitente, mediante solicitud por escrito de cualquier Fideicomitente, en cualesquier proceso o procedimiento mencionado en el párrafo inmediato anterior, o en cualesquier otro que pudiere surgir en relación con la defensa del Patrimonio del Fideicomiso.

(2)           Aportar cualquier Acción MM Adicional al Fideicomiso, en términos de la Cláusula Sexta de este Contrato.

(3)           En caso de que cualquier cantidad exigible por cualquier Fideicomitente, en relación con las Acciones MM en términos de la Cláusula Octava (c) de este Contrato sea o pueda ser documentada por cualquier título de crédito o documento similar, dicho Fideicomitente deberá entregar el título de crédito, carta de crédito o documento similar al Fiduciario tan pronto como lo reciba, debidamente endosado en propiedad (en caso de ser esto posible bajo la legislación aplicable), o por cualquier otro medio transmitirlo a este Fideicomiso, a efecto de que su titular sea el Fiduciario como parte del Patrimonio del Fideicomiso.

(4)           Entregar inmediatamente al Fiduciario, según lo pactado en la Cláusula Octava (c) (4) de este Contrato, todo pago que sea recibido por cualquier Fideicomitente en contravención a este Contrato, al Indenture o al Contrato Maestro de Fideicomiso.

(5)           No vender, transmitir, ceder, intercambiar, gravar o en cualquier otra forma disponer de todo o parte del Patrimonio del Fideicomiso, salvo por lo permitido bajo este Contrato, el Indenture y el Contrato Maestro de Fideicomiso.

(6)           No constituir ni permitir que se constituyan gravámenes, garantías, cargas, limitaciones de dominio, o derechos de terceros sobre todo o parte del Patrimonio del Fideicomiso distintos a los permitidos bajo este Contrato, en el Indenture y en el Contrato Maestro de Fideicomiso.

DÉCIMA.- Procedimiento de Ejecución. (a) Venta del Patrimonio del Fideicomiso. Sin perjuicio de los demás derechos de los Fideicomisarios en Primer Lugar conforme a este Contrato, incluyendo la Cláusula Octava de este Contrato, en caso de que cualquiera de los Fideicomisarios en Primer Lugar entregue al Fiduciario una Solicitud de Ejecución (según dicho término se define más adelante), e instruya al Fiduciario para que ejerza las acciones procedentes conforme a esta Cláusula, entonces el Fiduciario deberá actuar de conformidad con el siguiente procedimiento de ejecución, el cual ha sido convenido por las partes de este Contrato con base en el artículo 403 de la LGTOC:

(i) si el Fiduciario recibe una solicitud de ejecución de cualquiera de los Fideicomisarios en Primer Lugar en términos de la solicitud de ejecución que se adjunta a este Contrato como Anexo “H” (en lo sucesivo, la “Solicitud de Ejecución” y, la fecha en que dicha solicitud sea entregada al Fiduciario, en lo sucesivo, la “Fecha de la Solicitud de Ejecución”) que contenga una descripción del Incumplimiento que ha tenido lugar, y como resultado del cual, cualquiera de los Fideicomisarios en Primer Lugar solicite al Fiduciario la venta del Patrimonio del Fideicomiso, a efecto de satisfacer todo o parte de las Obligaciones Garantizadas, el Fiduciario procederá a la venta del Patrimonio del Fideicomiso de conformidad con lo dispuesto más adelante;

(ii) el Fiduciario dará aviso de la Solicitud de Ejecución (incluyendo una copia de la Solicitud de Ejecución) mediante mensajería especializada a cada Fideicomitente, y al Fideicomisario en Primer Lugar que no emitió la Solicitud de Ejecución, a los domicilios y números de faxes que se señalan en este Contrato, dentro de los dos (2) Días Hábiles siguientes a la fecha en que el Fiduciario Reciba la Solicitud de Ejecución;

(iii) los Fideicomitentes contarán con cinco (5) Días Hábiles, contados a partir de la fecha en que reciban el aviso del Fiduciario al que se refiere el párrafo (ii) anterior, para entregar al Fiduciario evidencia de que el Incumplimiento señalado en la Solicitud de Ejecución ha sido subsanado, remediado o dispensado, o evidencia de novación, ampliación del plazo, o pago de todas las Obligaciones Garantizadas pendientes de pago (y el Fiduciario deberá solicitar al Fideicomisario en Primer Lugar de que se trate, que otorgue una confirmación por escrito de que el Incumplimiento ha sido subsanado, remediado o dispensado, o que las Obligaciones Garantizadas de que se trate han sido objeto de novación, ampliación del plazo, o pago total);

(iv) en caso de que (a) los Fideicomitentes no entreguen la evidencia a que se refiere el párrafo (iii) anterior dentro del plazo señalado en dicho párrafo o (b) los Fideicomitentes entreguen dicha evidencia y cualquiera de los Fideicomisarios en Primer Lugar indique por escrito al Fiduciario que no está de acuerdo con dicha evidencia de que el Incumplimiento no ha sido subsanado, remediado o dispensado o de que las Obligaciones Garantizadas de que se trate no han sido objeto de novación, ampliación del plazo o pago total, el Fiduciario deberá inmediatamente proceder a la venta del Patrimonio del Fideicomiso de conformidad con las instrucciones que reciba por escrito de cualquiera de los Fideicomisarios en Primer Lugar de conformidad con esta Cláusula;

(v) el Fiduciario deberá contratar a un Banco de Inversión en términos del párrafo (d) siguiente, para que (i) organice y coordine el procedimiento de subasta que se contempla en este Contrato, (ii) prepare los documentos correspondientes, (iii) prepare el Avalúo de Ejecución, y (iv) lleve a cabo el procedimiento de ejecución en términos de esta Cláusula Décima;

(vi) el Banco de Inversión deberá preparar el avalúo de ejecución del Patrimonio del Fideicomiso (el “Avalúo de Ejecución”) tan pronto como se le proporcione la información necesaria por parte de Multimodal y los Fideicomitentes. El Banco de Inversión deberá emitir el Avalúo de Ejecución tan pronto como pueda ser elaborado, y deberá describir detalladamente la metodología empleada para elaborar el Avalúo de Ejecución, mismo que salvo error manifiesto, será definitivo, concluyente y obligatorio para las partes.  Todos los honorarios, costos y gastos relacionados con la elaboración del Avalúo de Ejecución serán cubiertos con el producto de la venta del Patrimonio del Fideicomiso (según se contempla en la Cláusula Décima (b) (ii) siguiente;

(vii)  los Fideicomitentes, en este acto se obligan (e inducirán a Grupo TMM a) de tiempo en tiempo generar y entregar al Fiduciario así como al Banco de Inversión, la información (legal, financiera o cualquier otra) que sea razonablemente solicitada por escrito por cualquiera de los anteriores al Fiduciario, y que pudiera ser necesaria o conveniente para que un postor potencial pueda realizar una oferta informada; en el entendido que, el Banco de Inversión podrá obtener dicha información de cualesquiera otras fuentes. En todo caso, la información completa a que se refiere este párrafo deberá ser entregada por los Fideicomitentes no después del término de quince (15) días contados a partir de la entrega de la solicitud a que se refiere este párrafo.

(viii) a solicitud por escrito del Banco de Inversión el Fiduciario emitirá y/o publicará las convocatorias y avisos para los postores potenciales indicando el Avalúo de Ejecución del Patrimonio del Fideicomiso, sostendrá reuniones con dichos postores y realizará los actos que solicite cualquiera de los Fideicomisarios en Primer Lugar o el Banco de Inversión, con relación a la presentación de propuestas; en el entendido de que no será necesario emitir convocatorias públicas con relación a cualesquiera procedimientos conforme a esta Cláusula y en el entendido, asimismo, que todos los avisos a los postores deberán expresamente señalar que el Fiduciario se reserva el derecho de suspender o cancelar el procedimiento de subasta en cualquier momento sin responsabilidad para el Fiduciario o cualquiera de las partes de este Contrato. Los gastos derivados de las acciones a que se refiere este párrafo serán con cargo al Patrimonio del Fideicomiso;

(ix) el Banco de Inversión, deberá identificar a los postores potenciales y realizará cualquier proceso de pre-calificación de postores potenciales e informará al Fiduciario y a los Fideicomisarios en Primer Lugar de los resultados de los mismos;

(x) los postores entregarán sus ofertas por escrito en un sobre cerrado al Fiduciario, en la fecha y hora señalada en el aviso correspondiente y, si así lo requiere el aviso correspondiente, junto con una carta de crédito de garantía (stand-by) emitida por una institución bancaria reconocida o un cheque certificado girado a la orden del Fiduciario, por la cantidad y en los términos que determine el Fiduciario (a solicitud del Banco de Inversión) a efecto de garantizar la seriedad de la oferta;

(xi)  el Fiduciario abrirá los sobres en presencia de los postores (salvo que elijan no estar presentes), del Banco de Inversión y de un fedatario público, en la fecha y hora señalada para tales efectos;

(xii)  el Banco de Inversión designará como postor ganador al postor que presente la oferta que, con base en la determinación del Banco de Inversión, ofrezca los mejores términos en cuanto a (pero no únicamente) precio, condiciones y aseguramientos para el pago total de las Obligaciones Garantizadas que estén insolutas hasta ese momento de conformidad con los términos de este Contrato; en el entendido, de que dicha determinación por parte del Banco de Inversión si no es objetada conjuntamente por los Fideicomisarios en Primer lugar se considerará como definitiva e irrevocable para todos los efectos legales;

(xiii) el postor ganador pagará al Fiduciario el precio de compra del Patrimonio del Fideicomiso, y el Fiduciario transferirá el Patrimonio del Fideicomiso al postor ganador una vez efectuado dicho pago, dentro de los quince (15) Días Hábiles siguientes a la designación del postor ganador;

(xiv) en caso de que el postor ganador no pague el precio ofrecido dentro del plazo antes mencionado, la carta de crédito de garantía (stand-by) o cheque certificado que dicho postor ganador hubiere entregado, según sea el caso, será para el beneficio del Patrimonio del Fideicomiso y será aplicado para el pago de las Obligaciones Garantizadas de conformidad con los términos de este Contrato, en términos de esta Cláusula;

(xv) una vez que expire el plazo señalado por el Fiduciario de conformidad con el inciso (xiii) anterior sin que el precio ofrecido haya sido pagado, el Fiduciario, dentro de los siguientes tres (3) Días Hábiles, notificará al postor que, con base en la determinación del Banco de Inversión, hubiera ofrecido las segundas mejores condiciones; si dicho postor mantiene su oferta inicial, le será otorgado un plazo (según lo determine el Banco de Inversión) dentro del cual deberá pagar el precio de compra al Fiduciario; en caso de que el postor en Segundo lugar no mantenga su oferta, el Fiduciario deberá seguir contactando a los demás postores, en orden descendente desde la oferta más alta hasta la más baja, y seguirá el procedimiento señalado anteriormente; y

(xvi) si la venta del Patrimonio del Fideicomiso no se realiza a ninguno de los postores de conformidad con el procedimiento antes descrito, el Fiduciario iniciará un nuevo procedimiento de subasta en el que seguirán las etapas antes descritas, hasta que se complete la venta del Patrimonio del Fideicomiso.

Para efectos de este párrafo (a), las partes convienen que (1) los Beneficiarios en Primer Lugar (actuando conjuntamente) podrán, en cualquier momento durante dicho procedimiento, instruir al Fiduciario por escrito para que suspenda o cancele dicho procedimiento o que no acepte oferta alguna y (2) el Fideicomisario en Primer Lugar de que se trate estará obligado a instruir al Fiduciario que cancele el procedimiento de ejecución que se contempla en esta Cláusula en caso de que, en cualquier momento durante dicho procedimiento, el Incumplimiento sea remediado, subsanado o dispensado, o si las Obligaciones Garantizadas insolutas respecto de las cuales el Incumplimiento exista han sido pagadas en su totalidad, sujeto a lo dispuesto en el párrafo (b) siguiente, lo que será confirmado por escrito al Fiduciario por parte del Fideicomisario en Primer Lugar de que se trate. El Fiduciario no asumirá ninguna responsabilidad derivada de dicho proceso en caso de que éste se suspenda en virtud de las instrucciones de los Fideicomisarios en Primer Lugar y será indemnizado por los Fideicomitentes con el producto de la venta del Patrimonio del Fideicomiso, en caso de que sea demandado por cualquier postor en el proceso de venta descrito anteriormente, por cualquier postor o cualquier persona como consecuencia de la cancelación de dicho proceso, excepto por la negligencia inexcusable o dolo de los Fideicomisarios en Primer Lugar.

(b)  Aplicación del Producto de la Venta. El producto derivado de la venta del Patrimonio del Fideicomiso de conformidad con el párrafo (a) anterior será entregado al Fiduciario quien procederá según le instruyan por escrito los Fideicomisarios en Primer Lugar; en el entendido de que el Fiduciario aplicará dicho producto de conformidad con el orden de preferencia siguiente:

(i)            PRIMERO, al pago (o asignación para pago) de los impuestos pagaderos como resultado de la venta del Patrimonio del Fideicomiso de conformidad con las disposiciones del párrafo (a) de esta Cláusula, pero únicamente en la medida en que dichos impuestos deban ser retenidos por el Fiduciario de conformidad con las leyes y demás disposiciones fiscales de México;

(ii)           SEGUNDO, después del pago (o asignación para el pago) de cualquier cantidad exigible respecto de la prelación PRIMERA anterior, al pago de todos los costos, gastos y comisiones razonables y documentados (más el Impuesto al Valor Agregado aplicable) incurridos en relación con la venta del Patrimonio del Fideicomiso, incluyendo, sin limitación, cualquier gasto, honorario o comisión en el que el Fiduciario, los Fideicomisarios en Primer Lugar o el Banco de Inversión hubieren incurrido razonablemente, si dichos gastos, honorarios o comisiones no hubieren sido pagados o reembolsados por los Fideicomitentes o sus respectivas subsidiarias;

(iii)          TERCERO, después del pago (o asignación para el pago) de cualquier cantidad exigible respecto de la prelación PRIMERA y SEGUNDA anteriores, si al momento en el que el producto deba ser aplicado, las Obligaciones bajo los Certificados de Inversión son pagaderas y exigibles en forma anticipada o de cualquier otra forma son pagaderas y exigibles, al pago total de las Obligaciones bajo los Certificados de Inversión o, si al momento en el que el producto de la venta deba ser aplicado, las Obligaciones bajo los Certificados de Inversión no se han vuelto pagaderas y exigibles en forma anticipada o no son pagaderas y exigibles en cualquier otra forma, para el depósito de tales productos derivados de la venta del Patrimonio del Fideicomiso en la Cuenta de Ingresos en Dólares o en la Cuenta de Ingresos en Pesos, según corresponda, a efecto de crear una reserva para el beneficio del Fideicomisario en Primer Lugar A respecto de las Obligaciones Garantizadas bajo los Certificados de Inversión; siempre y cuando la parte de dichos productos a ser (x) pagada con cargo al principal bajo este párrafo (iii), no exceda el Monto Máximo Garantizado del Principal de los Certificados de Inversión; o (y) depositadas de conformidad con este párrafo (iii), no deberán exceder el monto de los productos totales multiplicados por una fracción, el numerador de la cual sea el Número Requerido de Acciones según sea determinado antes de dicha ejecución, y el denominador de la cual sea el número total de Acciones MM; y después del pago de las Obligaciones bajo los Certificados de Inversión, el remanente de dichos productos que hubieren sido depositados en la Cuenta de Ingresos en Dólares y/o en la Cuenta de Ingresos en Pesos será aplicado de conformidad con los párrafos (iv) y (v) siguientes; en el entendido de que la cantidad pagada por concepto de principal de conformidad con lo señalado al final de este párrafo no excederá el Monto Máximo Garantizado del Principal de los Certificados de Inversión;

(iv)         CUARTO, después del pago (o asignación para el pago) de cualquier cantidad exigible respecto de la prelación PRIMERA a TERCERA anterior, si al momento en que el producto deba ser aplicado, las Obligaciones de los Pagarés son pagaderas y exigibles en forma anticipada o de cualquier otra forma son pagaderas y exigibles en forma anticipada, al pago total de las Obligaciones de los Pagarés o, si al momento en el que el producto de la venta deba ser aplicado, las Obligaciones de los Pagarés no se han vuelto pagaderas y exigibles de forma anticipada o no se han vuelto pagaderas y exigibles de cualquier otra forma, para el depósito de tales productos en la Cuenta de Ingresos en Dólares o en la Cuenta de Ingresos en Pesos, según corresponda, para crear una reserva para el beneficio del Fideicomisario en Primer Lugar B respecto de las Obligaciones de los Pagarés;

(v)          QUINTO, después del pago (o asignación para el pago) de cualquier cantidad exigible respecto de la prelación PRIMERA a CUARTA anteriores (incluyendo el pago total de las Obligaciones Garantizadas), cualquier honorario, gastos e indemnizaciones pendiente de pago por el Fiduciario bajo este o cualquier otro contrato o acuerdo relacionado o a una Parte Indemnizada conforme al Anexo “D” de este Contrato; y

(vi)         SEXTO, después del pago (o asignación para el pago) de cualquier cantidad exigible respecto de la prelación PRIMERA a QUINTA anterior (incluyendo el pago total de las Obligaciones Garantizadas), cualquier cantidad remanente deberá ser entregada a los Fideicomitentes, de conformidad con las instrucciones conjuntas de los Fideicomitentes.

No obstante lo señalado anteriormente, si el producto de la venta del Patrimonio del Fideicomiso de conformidad con el párrafo (a) anterior no es suficiente para pagar la totalidad de (o para disponer el pago de) las cantidades descritas en los grados PRIMERO, SEGUNDO, TERCERO y CUARTO anteriores, incluyendo las reservas creadas de conformidad con lo señalado en los párrafos (iii) y (iv) anteriores, el pago de (o asignación de pago para) las cantidades descritas bajo los grados PRIMERO y SEGUNDO serán distribuidas entre el Fideicomisario en Primer Lugar A y el Fideicomisario en Primer Lugar B, a prorrata, con base en las cantidades pagadas o reservadas a favor de el Fideicomisario en Primer Lugar A y el Fideicomisario en Primer Lugar B bajo los grados TERCERO y CUARTO.

Lo previsto en esta Cláusula Décima, no deberá ser interpretado como una renuncia del Fiduciario respecto de las cantidades señaladas o pagaderas en cualquier otra forma al Fiduciario, mismas que se describen en el grado QUINTO anterior.

(c)  Aplicación del Efectivo.  Cada uno de los Fideicomitentes en este acto acepta y se obliga expresamente a que, en caso de existir un Incumplimiento, el Fiduciario podrá a petición por escrito del Fideicomisario en Primer Lugar de que se trate, usar todo o parte de las cantidades en efectivo depositas en la Cuenta de Ingresos en Dólares o en la Cuenta de Ingresos en Pesos, incluyendo las reservas constituidas de conformidad con los párrafos (b)(iii) y (b)(iv) anteriores para el pago de las Obligaciones bajo los Certificados de Inversión o las Obligaciones de los Pagarés, según corresponda de conformidad con y sujeto al orden de preferencia en los pagos establecido en el párrafo (b) anterior.

(d)  Instrucciones. Las partes convienen en que los Fideicomisarios en Primer Lugar (actuando conjuntamente) serán las únicas partes con derecho de iniciar, suspender o cancelar el procedimiento de ejecución que se contempla en esta Cláusula y para instruir al Fiduciario con relación al mismo. Para efectos de cualesquiera asuntos que no se contemplen expresamente en este Contrato en relación con el procedimiento de ejecución que se contempla en el mismo, el Fiduciario deberá actuar únicamente de conformidad con las instrucciones por escrito de los Fideicomisarios en Primer Lugar.

(e) Designación del Banco de Inversión; Avalúo de Ejecución.  Salvo que los Fideicomisarios en Primer Lugar (actuando conjuntamente), instruyan de otra forma al Fiduciario, el Fiduciario deberá designar y contratar a uno de los Bancos de Inversión contenidos en la siguiente lista, en el orden de preferencia que la misma establece: (i) J.P. Morgan Securities, (ii) Bear Stearns & Co., (iii) Credit Suisse First Boston Corporation, (iv) Houlihan Lokey Howard & Zukin Capital, (v) Lehman Brothers, (vi) Merrill Lynch & Co., o (vii) Morgan Stanley & Co., o sus respectivos sucesores (según sea designado el “Banco de Inversión”); en el entendido de que ninguna de las entidades anteriores podrá ser designada como Banco de Inversión bajo este Contrato si actualmente presta o si durante los seis (6) meses anteriores a su nombramiento ha prestado sus servicios a Grupo TMM o sus afiliadas, o a los tenedores de los Certificados de Inversión.

(f)  Disposiciones de Inversión Extranjera, de Competencia Económica y Restricciones Existentes. Cada una de las partes de este Contrato, en este acto reconoce y se obliga a que durante la ejecución de las Acciones MM bajo esta Cláusula Décima, las partes deberán observar y cumplir con las disposiciones de derecho Mexicano relacionadas con (i) inversión extranjera que prevean y limiten la participación extranjera y (ii) competencia económica.  Las partes también deberán cumplir con las Restricciones Existentes que sean aplicables. Adicionalmente, cada uno de los Fideicomitentes acepta y se obliga a hacer los mejores esfuerzos a efecto de obtener toda autorización necesaria o conveniente, que sean necesarias para la venta de las Acciones MM bajo este Contrato y para tales efectos, los Fideicomitentes en este acto autorizan al Fiduciario para que realice todas las acciones anteriores en su nombre, según resulte necesario o deseable, a discreción del Fiduciario y respecto de dicha ejecución; en el entendido de que no obstante lo anterior, incluyendo, sin limitación, la no observancia de las Restricciones Existentes, nada en este Contrato privará al Fiduciario de sus facultades para realizar la venta de Acciones MM si así le fuera instruido por los Fideicomisarios en Primer Lugar.

(g)  Ninguna Responsabilidad. Ni los Fideicomisarios en Primer Lugar ni el Fiduciario asumen, ni asumirán, responsabilidad u obligación alguna de cualquier naturaleza, expresa o implícita, en relación con la exactitud o integridad de la información que cualquier de los Fideicomitentes o sus subsidiarias entregue a postores potenciales en relación con la venta del Patrimonio del Fideicomiso.

(h) Impuesto al Valor Agregado y Otros Impuestos. El comprador de todo o parte del Patrimonio del Fideicomiso de conformidad con lo anterior, deberá pagar al Fiduciario cualquier impuesto al valor agregado y demás impuestos que resulten aplicables como resultado de la transmisión del Patrimonio del Fideicomiso, los cuales serán entregados por el Fiduciario a los

Fideicomitentes. Los Fideicomitentes deberán presentar las declaraciones fiscales correspondientes y realizar los pagos a las autoridades fiscales de conformidad con la ley aplicable.  Si el Fideicomitente de que se trate no cumple con las anteriores obligaciones a su cargo y como resultado el Fiduciario es formalmente requerido por autoridades competentes para efectuar cualquiera de dichos pagos a las autoridades fiscales el Fiduciario efectuará dichos pagos con cualquier cantidad en efectivo que forme parte del Patrimonio del Fideicomiso sin responsabilidad alguna. Los Fideicomitentes, conjunta y solidariamente deberán defender y mantener a salvo al Fiduciario de cualquier responsabilidad y daños relacionados con dichos pagos de impuestos (incluyendo gastos y costas razonables del asesor fiscal y abogados) derivados de la ejecución o cumplimiento de esta Cláusula.

(i) Incumplimiento Cruzado. Las partes de este Contrato expresamente reconocen y se obligan a que la ejecución del Patrimonio del Fideicomiso de conformidad con esta Cláusula Décima por cualquiera de los Fideicomisarios en Primer Lugar constituirá un evento de incumplimiento de las Obligaciones Garantizadas respecto del otro Fideicomisario en Primer Lugar y, consecuentemente, si las otras Obligaciones Garantizadas se han hecho exigibles anticipadamente o de cualquier otra forma son pagaderas y exigibles, ambos Fideicomisarios en Primer Lugar estarán facultados para recibir el pago de las Obligaciones Garantizadas exigibles.  Si la ejecución sobre el Patrimonio del Fideicomiso es dispensada o terminada por el Fideicomisario en Primer Lugar que inició el procedimiento de conformidad con esta Cláusula Décima, el incumplimiento de las Obligaciones Garantizadas con relación al otro Fideicomisario en Primer Lugar se considerará subsanado; siempre de que dicho incumplimiento haya sido consecuencia de la aplicación de este párrafo (i).

(j) Otros Procedimientos. Las partes en este acto aceptan que los Fideicomisarios en Primer Lugar, actuando conjuntamente, se reservan el derecho de exigir la satisfacción de sus derechos bajo este Contrato mediante cualquier otro procedimiento legal procedente en términos de la legislación aplicable.

No obstante lo anterior, cada una de las partes reconoce y acepta que los Fideicomitentes tendrán el derecho, en cualquier momento anterior a la terminación de la ejecución (pero no después de cualquier momento que pudiere retrasar o impedir la ejecución), de pagar en su totalidad las Obligaciones Garantizadas o para nombrar a alguna Persona que efectúe dicho pago.  En tal caso, todos y cada uno de los gastos derivados de los actos relativos al proceso de ejecución llevados a cabo bajo la Cláusula Décima por los Fideicomisarios en Primer Lugar o por el Fiduciario, o por terceras personas que participen en el proceso de venta del Patrimonio del Fideicomiso, deberán ser cubiertos exclusivamente por los Fideicomitentes.

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Según lo dispuesto en el artículo 403 de la LGTOC, cada uno de los Fideicomitentes expresamente acepta y se obliga a bajo los términos y condiciones pactados en esta Cláusula Décima de este Contrato, relativa al proceso de ejecución no judicial.

TMM Holdings, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

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DÉCIMA PRIMERA.- Venta Voluntaria de Acciones MM.  En cualquier momento, a menos de que el Fiduciario haya recibido de cualesquiera de los Beneficiarios en Primer Lugar una Notificación de Incumplimiento, las partes reconocen que Grupo TMM y los Fideicomitentes podrán proponer por escrito dirigido a los Beneficiarios en Primer Lugar la venta de las Acciones MM a un tercero (el “Propuesto Adquirente”).  Después de haberse hecho la mencionada propuesta, los Fideicomisarios en Primer Lugar deberán conjuntamente instruir al Fiduciario por escrito, haciendo constar que dicha venta está permitida bajo el Indenture y el Contrato Maestro de Fideicomiso, para que tome las acciones necesarias para consumar dicha enajenación al Propuesto Adquirente; en el entendido de que el Fiduciario no estará obligado a determinar si dicha venta está o no permitida bajo el Indenture y el Contrato Maestro de Fideicomiso.

El Fiduciario deberá aplicar el producto de tal venta de conformidad con las instrucciones por escrito que al efecto le den los Fideicomisarios en Primer Lugar; en el entendido de que la prioridad para el destino de dichos recursos, de conformidad con el Contrato Maestro de Fideicomiso y el Indenture, será la siguiente:

(i)            PRIMERO, al pago (o asignación para el pago) de los impuestos a cargo de los Fideicomitentes como resultado de la venta de las Acciones MM de conformidad con las disposiciones de la Cláusula Décima Primera, pero sólo en la medida en que dichos impuestos deban ser retenidos por el Fiduciario de conformidad con las leyes y regulaciones fiscales mexicanas;

(ii)           SEGUNDO, después del pago (o asignación para el pago) de todas las cantidades pagaderas en términos del grado PRIMERO anterior, al pago de los gastos razonables y debidamente documentados (más el IVA aplicable) erogados con motivo de la venta de las Acciones MM, incluyendo, de manera enunciativa, cualquier gasto, honorario o comisión razonablemente erogada o cobrada por el Fiduciario y los Fideicomisarios en Primer Lugar, siempre que dichos gastos, honorarios o comisiones no hayan sido pagados por los Fideicomitentes o alguna de sus subsidiarias;

(iii)          TERCERO, después del pago (o asignación para el pago) de todas las cantidades pagaderas en términos del grado SEGUNDO anterior, al pago por completo de las Obligaciones bajo los Certificados de Inversión; en el entendido de que el principal pagado por ese concepto no deberá exceder el Monto Máximo Garantizado del Principal de los Certificados de Inversión;

(iv)          CUARTO, después del pago (o asignación para el pago) de todas las cantidades pagaderas en términos de los grados PRIMERO a TERCERO anteriores, al pago por completo de las Obligaciones de los Pagarés, de conformidad con los términos del Indenture;

(v)           QUINTO, después del pago (o asignación para el pago) de todas las cantidades pagaderas en términos de los grados PRIMERO a CUARTO anteriores (incluyendo pago por completo de las Obligaciones Garantizadas), al pago de los honorarios, gastos e indemnizaciones pendientes de pago al Fiduciario bajo el presente Contrato o cualquier acuerdo relacionado, o a cualquier Parte Indemnizada bajo el Anexo “D” del presente Contrato; y

(vi)          SEXTO, después del pago (o asignación para el pago) de todas las cantidades pagaderas en términos de los grados PRIMERO a QUINTO anteriores (incluyendo pago por completo de las Obligaciones Garantizadas), cualquier cantidad restante será distribuida a los Fideicomisarios de conformidad con las instrucciones conjuntas de éstos.

No obstante lo dicho en los párrafos anteriores, si el producto de la venta del Patrimonio del Fideicomiso de conformidad con esta Cláusula Décima Primera, no es suficiente para cubrir por completo (o para asignar el pago de) las cantidades descritas en los grados PRIMERO, SEGUNDO, TERCERO y CUARTO anteriores, el pago (o asignación de pago) de las cantidades descritas en los grados PRIMERO y SEGUNDO anteriores, será distribuido entre el Fideicomisario en Primer Lugar A y el Fideicomisario en Primer Lugar B, a prorrata, con base en las cantidades pagadas o reservadas a favor de el Fideicomisario en Primer Lugar A y el Fideicomisario en Primer Lugar B bajo los grados TERCERO y CUARTO.

Más aun, no obstante lo dicho, si el producto de la venta de las Acciones MM de conformidad con esta Cláusula Décima Primera consistiera en valores o activos diferentes del efectivo, dichos activos se convertirán en parte del Patrimonio del Fideicomiso.

Lo previsto en esta Cláusula Décima Primera, no deberá ser interpretado como una renuncia del Fiduciario respecto de las cantidades señaladas o pagaderas en cualquier otra forma al Fiduciario, mismas que se describen en el grado QUINTO anterior.

DÉCIMA SEGUNDA.-Obligaciones Legales. (a) Para efectos del artículo 400 (cuatrocientos) de la LGTOC, las partes convienen en este acto que (i) el Fiduciario poseerá el Patrimonio del Fideicomiso durante la vigencia de este Contrato, y que los gastos que resulten necesarios para la conservación, administración, y cobranza de los derechos que de aquellas se deriven, serán cubiertos por los Fideicomitentes.

DÉCIMA TERCERA.- Responsabilidad del Fiduciario; Protección del Patrimonio del Fideicomiso. (a) El Fiduciario conviene en administrar el Patrimonio del Fideicomiso de conformidad con los términos de este Contrato y cumplir con sus obligaciones y ejercer sus derechos bajo el mismo de conformidad con sus términos, en cada caso como un buen padre de familia de conformidad con las leyes de México.

(b) Sujeto a lo convenido en el párrafo (g) de esta Cláusula, las partes convienen que el Fiduciario no será responsable por cualquier acto u omisión de cualquiera de las partes de este Contrato (salvo por el Fiduciario) o de cualquier tercero que pudiera impedir lograr el objeto de este Contrato incluyendo, sin limitación, la falta de recepción de instrucciones por escrito que no sean entregadas de conformidad con los términos de este Contrato, excepto por negligencia, dolo o mala fe del Fiduciario.

(c) En caso de que el Patrimonio del Fideicomiso fuese insuficiente para cubrir las Obligaciones Garantizadas, el Fiduciario no tendrá responsabilidad alguna de realizar cualesquiera aportaciones a este Fideicomiso ni de hacer cualesquiera pagos en relación con las Obligaciones Garantizadas. Las partes convienen que el Fiduciario no asumirá ninguna responsabilidad de pago con su propio patrimonio, y su responsabilidad en estos términos está limitada a satisfacer o pagar las responsabilidades derivadas de lo anterior con los bienes y derechos afectados en fideicomiso, hasta por el monto del Patrimonio del Fideicomiso, excepto en el caso de su inexcusable negligencia, mala fe o dolo.

(d) En caso de que el Fiduciario reciba algún aviso o reclamación, ya sea judicial o de cualquier otra índole, respecto de este Fideicomiso o del Patrimonio del Fideicomiso, o que el Fiduciario tenga conocimiento de cualquier hecho que pueda afectar la propiedad del Patrimonio del Fideicomiso, el Fiduciario dará aviso por escrito de dicha circunstancia a los Fideicomitentes y a los Fideicomisarios en Primer Lugar y entregará una copia del aviso o una descripción de la circunstancia respectiva a los Fideicomitentes y a los Fideicomisarios en Primer Lugar, a más tardar el Día Hábil siguiente a la fecha en que haya recibido dicho aviso o la fecha en que el Fiduciario haya tenido conocimiento de dicha circunstancia, según sea el caso.

Sin limitar lo anterior, los Fideicomitentes deberán (i) concurrentemente dar al Fiduciario copias de los avisos respecto del Patrimonio del Fideicomiso entregadas por los Fideicomitentes a cada uno de los Fideicomisarios en Primer Lugar de conformidad con el Indenture y el Contrato Maestro de Fideicomiso y (ii) en caso de ser aplicable, deberán notificarle por escrito al Fiduciario la persona designada por los Fideicomitentes para que esté a cargo de ejercer los derechos y llevar a cabo la defensa (con consentimiento expreso de los Fideicomisarios en Primer Lugar por cuanto esto sea requerido bajo este Contrato, el Indenture o el Contrato Maestro de Fideicomiso) de los Fideicomitentes respecto de la materia de dicho aviso; en el entendido de que el incumplimiento en la entrega al Fiduciario de una copia del aviso debidamente entregada por los Fideicomisarios en Primer Lugar o el nombre de dichas persona no constituirá un Incumplimiento independiente bajo el Indenture, el Contrato Maestro de Fideicomiso o este Contrato. Una vez recibido el nombre de dicha persona el Fiduciario deberá otorgar los poderes necesarios en términos de la Cláusula Novena (1) de este Contrato. En estos casos, el Fiduciario no será responsable por las actuaciones de la persona designada, ni de los correspondientes gastos y costas, pero deberá otorgar y entregar los poderes y documentos que resulten necesarios para llevar a cabo cualquiera de las acciones que resulten necesarias en relación con lo anterior.

(e) En caso de que ocurra alguno de los eventos mencionados en el párrafo inmediato anterior, el Fiduciario tendrá la obligación de otorgar a los Fideicomitentes los poderes que sean necesarios para defender el Patrimonio del Fideicomiso contra cualesquiera reclamación en términos de la Cláusula Novena (1), salvo que, antes de que un Incumplimiento tenga lugar, los Fideicomitentes, y en caso de que ocurra y continúe el Incumplimiento, los Fideicomisarios en Primer Lugar, instruyan al Fiduciario por escrito para que otorgue dichos poderes a una persona distinta a efecto de que dicha defensa tenga lugar. El Fiduciario no será responsable por los actos de las personas a quienes otorgue poderes de conformidad con este Contrato o del pago de los honorarios y gastos correspondientes, los cuales serán a cargo de los Fideicomitentes.

(f) En caso de que sea necesario llevar a cabo alguna acción a efecto de proteger y mantener la propiedad del Patrimonio del Fideicomiso, el Fiduciario deberá iniciar cualquier acción inmediata, tan pronto como sea posible, según se requiera para proteger el Patrimonio del Fideicomiso, y todos los gastos serán con cargo a los fondos existentes y que formen parte del Patrimonio del Fideicomiso; en el entendido de que los Fideicomitentes convienen en entregar al Fiduciario, tan pronto como sea posible, las cantidades en dinero que sean necesarias, y se comprometen a rembolsar al Fiduciario todos los costos y gastos razonables y documentados en que hubiera incurrido en cuanto al inicio de las acciones antes mencionadas, a efecto de que el Fiduciario pueda continuar con las mismas.

(g) El Fiduciario no será responsable de cualquier acción que lleve a cabo por instrucciones, avisos y/o notificaciones por escrito que le sean entregadas por los Fideicomisarios en Primer Lugar o los Fideicomisarios en Segundo Lugar, según sea el caso, en la medida en que dichas partes estén facultadas para dar instrucciones al Fiduciario bajo este Contrato y sus Anexos; el Fiduciario será responsable cuando actúe con negligencia, dolo o mala fe o en incumplimiento de sus obligaciones bajo este Contrato.

(h) El Fiduciario no deberá ser responsable por los activos del Patrimonio del Fideicomiso que no sean trasmitidos al Fideicomiso con el Fiduciario de conformidad con los términos de este Contrato.

(i) No obstante cualesquiera otras limitaciones a la responsabilidad del Fiduciario bajo este Contrato, las partes convienen que el Fiduciario no será responsable por, ni tendrá obligación alguna de determinar, verificar, o investigar respecto de lo siguiente:

(1) cualquier declaración o manifestación que realicen los Fideicomisarios en Primer Lugar o los Fideicomisarios en Segundo Lugar bajo este Contrato;

(2) el contenido de cualquier certificado, reporte u otro documento de los Fideicomisarios en Primer Lugar o los Fideicomisarios en Segundo Lugar, que sea entregado conforme a este Contrato o con relación al mismo;

(3) el cumplimiento por los Fideicomisarios en Primer Lugar o los Fideicomisarios en Segundo Lugar de cualquiera de sus obligaciones o convenios bajo este Contrato;

(4)  la validez, exigibilidad o autenticidad del Indenture, o el Contrato Maestro de Fideicomiso o cualquier convenio relacionado con lo anterior o con las Acciones MM, o la posesión, identificación, administración y uso de los activos que aporten los Fideicomitentes al Fiduciario de conformidad con la Cláusula Segunda y Sexta de este Contrato; y

(5)  que ocurra y continúe cualquier Incumplimiento según lo determinen los Fideicomisarios en Primer Lugar o si cualquier Incumplimiento haya sido remediado a satisfacción de los Fideicomisarios en Primer Lugar.

DÉCIMA CUARTA.- Indemnización. Cada uno de los Fideicomitentes en este acto convienen, ya sea que las transacciones que se señalan en este Contrato se consumen o no, en indemnizar y sacar en paz y a salvo al Fiduciario, a los Fideicomisarios en Primer Lugar y a cada uno de sus respectivos delegados fiduciarios, funcionarios, consejeros, empleados, representantes, apoderados y agentes (conjuntamente, las “Personas Indemnizadas”) de y respecto de todas y cualesquiera obligaciones, responsabilidades, pérdidas, daños, penas, reclamaciones, acciones, sentencias, demandas, costos y gastos en los que cualquiera de ellos incurra como resultado de, o derivado de, o de cualquier manera relacionados con, o en virtud de, o en relación con cualquier investigación, litigio u otro procedimiento o auditoria (ya sea que dicha Persona Indemnizada sea parte o no), en cada caso, con relación a la celebración y/o cumplimiento de cualquier disposición de este Contrato o la consumación de cualesquiera de las operaciones que se contemplan en este Contrato, incluyendo, sin limitación, la reparación de cualesquiera daños que cualquier Persona Indemnizada pudo haber sufrido como resultado de su participación en cualesquiera de las operaciones que se contemplan en este Contrato, así como los desembolsos razonables y documentados de los abogados que dicha Parte Indemnizada contrate con relación a cualquiera dicha investigación, litigio u otro procedimiento o con relación a la ejecución de las disposiciones de esta Cláusula Décima Cuarta (excluyendo cualesquiera dichas responsabilidades, obligaciones, pérdidas, daños, penas, reclamaciones, acciones, sentencias, demandas, costos, gastos y desembolsos en la medida en que sean incurridas en virtud de negligencia inexcusable, dolo o mala fe de la Persona Indemnizada, según lo determine un tribunal competente mediante sentencia definitiva).

DÉCIMA QUINTA.- Disposición Obligatoria con relación a la Responsabilidad del Fiduciario. De conformidad con el artículo 106 (ciento seis) fracción XIX (diecinueve) inciso b) de la Ley de Instituciones de Crédito, el Fiduciario declara que ha explicado de manera clara e indubitable a las partes de este Contrato, los términos, significado y consecuencias legales de dicho artículo, el cual se transcribe a continuación:

“ARTICULO 106.  A las instituciones de crédito les estará prohibido:

XIX. En la realización de las operaciones a que se refiere la fracción XV del artículo 46 de esta Ley:

b) Responder a los fideicomitentes, mandantes o comitentes, del incumplimiento de los deudores, por los créditos que se otorguen o de los emisores, por los valores que se adquieran, salvo que sea por su culpa, según lo dispuesto en la parte final del Artículo 391 de la Ley General de Títulos y Operaciones de Crédito, o garantizar la percepción de rendimientos por los fondos cuya inversión se les encomiende.

Si al término del fideicomiso, mandato o comisión constituidos para el otorgamiento de créditos, éstos no hubieren sido liquidados por los deudores, la institución deberá transferirlos al fideicomitente o fideicomisario, según el caso, o al mandante o comitente, absteniéndose de cubrir su importe

Cualquier pacto contrario a lo dispuesto en los párrafos anteriores, no producirá efecto legal alguno.

En los contratos de fideicomiso, mandato o comisión se insertarán en forma notoria los párrafos anteriores de este inciso y una declaración de la fiduciaria en el sentido de que hizo saber inequívocamente su contenido a las personas de quienes haya recibido bienes para su inversión.”

DÉCIMA SEXTA.- Sustitución del Fiduciario. (a) Sujeto a lo dispuesto en el párrafo (d) siguiente, el Fiduciario podrá renunciar a su cargo de fiduciario de conformidad con este Contrato mediante aviso por escrito entregado a los Fideicomitentes y a los Fideicomisarios en Primer Lugar con por lo menos noventa (90) días de anticipación a la fecha en que dicha renuncia deba surtir sus efectos. Sujeto a lo dispuesto en el párrafo (c) siguiente, el Fiduciario podrá ser removido, con o sin causa, mediante aviso por escrito entregado por los Fideicomisarios en Primer Lugar con por lo menos diez (10) días naturales de anticipación.

(b) En caso de que el Fiduciario deje de actuar como fiduciario de conformidad con este Contrato en virtud de una terminación anticipada de sus deberes de conformidad con el párrafo (a) anterior, el Fiduciario deberá preparar estados de cuenta, balances y cuentas relacionadas con el Patrimonio del Fideicomiso, las cuales serán entregadas dentro de los treinta (30) días calendario siguientes a la fecha de su entrega a los Fideicomitentes y los Fideicomisarios en Primer Lugar o dentro de diez (10) días calendario siguientes a su aviso a los Fideicomisarios en Primer Lugar.

(c) Los Fideicomisarios en Primer Lugar tendrán el derecho de designar cualquier Fiduciario sustituto; en el entendido de que, mientras no ocurra o continúe un Incumplimiento, los Fideicomitentes deberán otorgar su consentimiento por escrito respecto de dicha designación dentro de los diez (10) días naturales siguientes a la fecha en que los Fideicomitentes hubieran recibido aviso de dicha designación, dicho consentimiento no podrá ser negado sin razón y se considerará otorgado en caso de que los Fideicomitentes no objeten dicha designación dentro del plazo antes mencionado.

(d) Los Fideicomisarios en Primer Lugar y los Fideicomitentes realizarán sus mejores esfuerzos para reemplazar al Fiduciario dentro de los plazos de noventa (90) o diez (10) días naturales señalados en el inciso (a) anterior, según sea el caso. Como consecuencia de lo anterior, el Fiduciario conviene que, en caso de renuncia, continuará en su cargo de fiduciario de conformidad con este Contrato hasta que se hubiere designado un fiduciario sustituto; en el entendido de que dicha elección se realizará dentro de los plazos de noventa (90) o diez (10) días naturales señalados en el inciso (a) anterior.

(e) Cualquier fiduciario sustituto tendrá los mismos derechos y obligaciones que el Fiduciario conforme a este Contrato y será considerado el “Fiduciario” para todos los efectos de este Contrato.

DÉCIMA SÉPTIMA.- Honorarios y Gastos del Fiduciario. Los Fideicomitentes se obligan a pagar al Fiduciario los honorarios que se señalan en el Anexo “I” de este Contrato, así como todos los costos y gastos ordinarios razonables y documentados en que incurra o que sean pagados por el Fiduciario en relación con la celebración, administración, cumplimiento con y liberación de sus obligaciones conforme a este Contrato, y el Fiduciario conviene en emitir la factura correspondiente a los Fideicomitentes contra dicho pago.

DÉCIMA OCTAVA.- Impuestos. Cualesquiera y todos los impuestos (incluyendo, sin limitación cualesquiera impuestos sobre la renta que sean aplicados mediante retención o de cualquier otra manera, impuestos por venta, impuestos al valor agregado, predial e impuesto al activo), contribuciones, derechos, aprovechamientos, o determinaciones, de cualquier naturaleza, que sean impuestos al o con relación al Patrimonio del Fideicomiso, este Fideicomiso o en relación con el cumplimiento de los fines de este Contrato por parte del Fiduciario serán pagados por los Fideicomitentes, dependiendo de la persona que esté obligada a su pago; en el entendido que, el Fiduciario no será responsable por el cálculo, retención y pago de cualesquiera impuestos, contribuciones, derechos, aprovechamientos o determinaciones salvo que así lo requiera la legislación aplicable. No obstante lo anterior, en ningún caso los Fideicomitentes serán responsables en términos de esta Cláusula Décima Octava de cualquier impuesto, contribución, derecho, aprovechamiento o determinación, que sea impuesta al Fiduciario en lo individual y no como administrador del Patrimonio del Fideicomiso, o que sea calculado sobre la base de un ingreso que reciba el Fiduciario por su propia cuenta.

En el caso de que los Fideicomitentes no cumplan con sus respectivas obligaciones derivadas de este Contrato, y el Fiduciario sea formalmente requerido por autoridades competentes para efectuar cualquiera de los pagos contemplados en este Contrato el Fiduciario efectuará dichos pagos con cualquier cantidad en efectivo que forme parte del Patrimonio del Fideicomiso sin responsabilidad alguna.

El Fideicomitente de que se trate deberá proveer al Fiduciario, si así lo requiere a efecto de cumplir con la ley aplicable o mandato o para determinar la autoridad competente, los documentos necesarios para probar el cumplimiento de sus obligaciones fiscales, hasta donde resulte legalmente aplicable.

Si por cualquier motivo el Fiduciario es formalmente notificado por una autoridad fiscal de cualquier interpretación, orden o determinación en el sentido de que las actividades de este Fideicomiso son gravadas, y por lo tanto al Fiduciario se le requiere efectuar retenciones y pagos como consecuencia de este Fideicomiso o cualquier actividad relacionada a este, los Fideicomitentes, conjunta y solidariamente deberán defender y mantener a salvo, proveer los fondos suficientes al Fiduciario de manera que pueda dar cumplimiento a las leyes aplicables. El Fiduciario no será responsable por cualquier retención y pago, y por la multa o sanción consecuencia de lo anterior, los Fideicomitentes deberán cubrir inmediatamente cualquier gasto y costas hechos por el Fiduciario para tales efectos. El Fiduciario tendrá, en todo momento, y con cargo al Patrimonio del Fideicomiso, el derecho de ser representado por sus abogados, asesores, y asesores fiscales por lo que respecta a sus obligaciones fiscales.

Los Fideicomitentes deberán defender y mantener a salvo al Fiduciario contra cualquier responsabilidad y daños relacionados con el pago de impuestos (incluyendo gastos y costas del asesor fiscal y abogados) derivados de la ejecución de o cumplimiento con este Contrato.

DÉCIMA NOVENA.-  Reportes. (a) Durante la vigencia del presente Contrato, el Fiduciario se obliga a en este acto a proporcionar a los Fideicomisarios en Primer Lugar y a los Fideicomisarios en Segundo Lugar, reportes mensuales dentro de los diez (10) Días Hábiles siguientes al final de cada mes calendario, en relación con los bienes que formen parte del Patrimonio del Fideicomiso, así como cualesquiera otras inversiones respecto de los mismos.

(b) Asimismo, el Fiduciario conviene en proporcionar a los Fideicomisarios en Primer Lugar y a los Fideicomisarios en Segundo Lugar toda la información que cualquiera de ellos solicite de manera razonable y por escrito en relación con este Contrato y el Patrimonio del Fideicomiso.

VIGÉSIMA.- Duración e Irrevocabilidad. El presente Contrato es irrevocable y permanecerá vigente hasta que todas las Obligaciones Garantizadas hayan sido pagadas en su totalidad, lo cual será certificado por los Fideicomisarios en Primer Lugar por escrito (certificación que no será retenida o retrasada sin razón), a solicitud de los Fideicomitentes, y no podrá darse por terminado, salvo (i) en caso de que ocurra cualquiera de los supuestos señalados en el artículo 392 (trescientos noventa y dos) de la LGTOC (salvo por el que se señala en la fracción VI (sexta) de dicho artículo, teniendo en cuenta que se trata de un fideicomiso irrevocable cuyo propósito es garantizar el pago de las Obligaciones Garantizadas) o (ii) en caso de venta del Patrimonio del Fideicomiso de conformidad con los términos de este Contrato.

(b)  Las partes en este acto acuerdan que, posteriormente a la fecha en la cual las Obligaciones Garantizadas sean totalmente pagadas en efectivo, el Fiduciario deberá devolver al Fideicomitente de que se trate, las Acciones MM respectivas, los títulos representativos de las acciones (o parte de la totalidad de los mismos, según sea el caso), y las partes de este Contrato cancelarán los endosos de las Acciones MM (o parte de la totalidad de las mismas, según sea el caso), y registrarán los asientos respectivos en los libros corporativos de Multimodal.

(c)  Los Fideicomitentes tendrán el derecho de obtener la liberación de todo o parte del Patrimonio del Fideicomiso de conformidad con y bajo los términos del Contrato Maestro de Fideicomiso y del Indenture, y, salvo lo previsto por el propio Contrato Maestro de Fideicomiso y en el Indenture, los Fideicomitentes no tendrán derecho de obtener la liberación de todo o parte del Patrimonio del Fideicomiso.

VIGÉSIMA PRIMERA.- Asignación y Reversión del Patrimonio del Fideicomiso. (a) En el caso de que cualquiera de las Obligaciones de los Pagarés o las Obligaciones bajo los Certificados de Inversión sean pagadas en su totalidad, este Fideicomiso se mantendrá vigente solamente para el beneficio de los Tenedores de Pagarés o los Tenedores de Certificados de Inversión, según sea el caso, quienes detenten Obligaciones Garantizadas que no han sido pagadas en su totalidad.

(b) Una vez terminado este Contrato de conformidad con sus términos, el remanente del Patrimonio del Fideicomiso revertirá a favor de los Fideicomitentes de acuerdo a su respectiva contribución, y el Fiduciario llevará a cabo todas las acciones necesarias para dar por terminado este Contrato de acuerdo al artículo 393 de la LGTOC.

VIGÉSIMA SEGUNDA.-  Confirmaciones Adicionales. Durante la vigencia del presente Contrato los Fideicomitentes se obligan a llevar a cabo todos los actos y hechos que, en la opinión razonable de los Fideicomisarios en Primer Lugar, puedan ser necesarios para (i) mantener en pleno vigor y efectos la garantía que se constituye en este acto o para permitir al Fiduciario que realice cualesquiera y todos los actos y hechos que se señalan en este Contrato, (ii) proteger los derechos de los Fideicomisarios en Primer Lugar conforme a este Contrato, permitir a los Fideicomisarios en Primer Lugar que ejerzan y exijan sus derechos y recursos de conformidad con este Contrato, y (iii) llevar a cabo cualquier otro acto o hecho que sea necesario para cumplir con los fines de este Contrato, incluyendo, sin limitación, la celebración y entrega de los instrumentos y documentos y la realización de los actos o hechos que sea necesario para efectos de obtener o conservar los derechos derivados del Patrimonio del Fideicomiso.

VIGÉSIMA TERCERA.- Avisos. Toda solicitud, petición, autorización, instrucción, aviso, consentimiento o renuncia de cualquiera de las partes, que deba efectuarse, entregarse o facilitarse a:

(a)  Los Fideicomitentes (actuando conjuntamente), deberá efectuarse, entregarse o facilitarse por escrito y entregarse personalmente, por correo certificado o enviada por fax a Grupo TMM o cualquiera de los Fideicomitentes en Avenida de la Cúspide, No. 4755, Colonia Parques del Pedregal, 14010 México, D.F., Atención: Director de Finanzas, número telefónico (52-55) 5629-8866, fax (52-55) 5629-8899, con copia a: Haynes & Boone, S.C., Blvd. Manuel Ávila Camacho 40, Desp. 1801, Colonia Lomas de Chapultepec, 11000, México, D.F. Atención: Romualdo Segovia, número telefónico (52-55) 5540-5558, fax (52-55) 5540-0630, o a cualquier otra dirección previamente notificada por escrito al Fiduciario y a los Fideicomisarios en Primer Lugar por los Fideicomitentes, salvo que otra cosa se pacte en este Contrato, cualquier documento se considerará realmente efectuado, entregado o facilitado al momento en el que Grupo TMM o los Fideicomitentes lo reciba; en el entendido de que tratándose de una notificación por fax, si su recepción no es confirmada por escrito por los Fideicomitentes, una copia de dicho documento deberá entregarse a los Fideicomitentes personalmente o por correo certificado, o

(b)  al Fideicomisario en Primer Lugar, deberá efectuarse, entregarse o facilitarse por escrito y entregarse personalmente, por correo certificado o enviada por fax al Fideicomisario en Primer Lugar en las oficinas principales del Fideicomisario en Primer Lugar ubicadas en The Bank of New York, 101 Barclay Street, Piso 21W, Nueva York, Nueva York 10286, Atención: Corporate Trust Trustee Administration, número telefónico (212) 815-5346, fax (212) 815-5803 o a cualquier otra dirección previamente notificada por escrito a Grupo TMM, los Fideicomitentes y al Fiduciario por el Fideicomisario en Primer Lugar, salvo que otra cosa se pacte en este Contrato, cualquier documento se considerará realmente efectuado, entregado o facilitado al momento en el que el Fideicomisario en Primer Lugar lo reciba; en el entendido de que tratándose de una notificación por fax, si su recepción no es confirmada por escrito por el Fideicomisario en Primer Lugar, una copia de dicho documento deberá entregarse al Fideicomisario en Primer Lugar personalmente, o por correo certificado, o

(c)  al Fiduciario, deberá efectuarse, entregarse o facilitarse por escrito y entregarse personalmente, por correo certificado o enviada por fax al Fiduciario en Paseo de las Palmas número 405, Torre Óptima I, Piso 14, Col. Lomas de Chapultepec, México, D.F., C.P. 11000 Atención: División Fiduciaria, Marcela Pino y/o Héctor Loyo, número telefónico (52-55) 5540-9522, fax (52-55) 5283-1620, o a cualquier otra dirección previamente notificada por escrito a los Fideicomitentes y a los Fideicomisarios en Primer Lugar por el Fiduciario, salvo que otra cosa se pacte en este Contrato, cualquier documento se considerará realmente efectuado, entregado o facilitado al momento en el que el Fiduciario lo reciba; en el entendido de que tratándose de una notificación por fax, si su recepción no es confirmada por escrito por el Fiduciario, una copia de dicho documento deberá entregarse al Fiduciario personalmente, o por correo certificado.

VIGÉSIMA CUARTA.- Modificaciones. Este Contrato no podrá ser modificado, adicionado, renunciado o modificado en cualquier otra forma salvo mediante un instrumento

público por escrito firmado por los Fideicomitentes, el Fiduciario y los Fideicomisarios en Primer Lugar (actuando conjuntamente); en el entendido de que cualquier modificación al, o adición o renuncia a este Contrato, deberá efectuarse con base en y sujeto a los términos y condiciones del Contrato Maestro de Fideicomiso y del Indenture.

VIGÉSIMA QUINTA.- Cesión. Las partes de este Contrato no podrán ceder, transferir o gravar sus derechos ni delegar, todas o parte de sus obligaciones bajo el presente Contrato. No obstante lo anterior, el Fiduciario, así como los Fideicomisarios en Primer Lugar podrán ceder o de cualquier otra forma transmitir sus derechos y obligaciones bajo este Contrato a un fiduciario o agente de las garantías sustituto con base en y de acuerdo con los términos y condiciones del Contrato Maestro de Fideicomiso y del Indenture.

VIGÉSIMA SEXTA.- Divisibilidad. En caso de que la validez, legalidad u obligatoriedad de cualquier obligación, o acuerdo del presente Contrato a cargo de cualquiera de las a partes del mismo deba ser determinada por un tribual de una jurisdicción competente, dicha obligación o acuerdo deberá ser considerada como independiente del resto de las obligaciones y/o acuerdos de este Contrato, y no afectará la validez, legalidad y obligatoriedad del resto en forma alguna.

VIGÉSIMA SÉPTIMA.- Ley Aplicable; Jurisdicción. Para todo lo relacionado con la interpretación y/o cumplimiento de este Contrato las partes en este acto se someten a la legislación y disposiciones legales vigentes y aplicables en México.  En caso de que de este Contrato se derive procedimiento o controversia alguno, las partes de este Contrato en este acto se someten a la jurisdicción de los tribunales competentes de la Ciudad de México, Distrito Federal, México, y renuncian a cualquier otra jurisdicción que les corresponda en virtud de su domicilio, presente o futuro, o por cualquier otro motivo.

VIGÉSIMA OCTAVA.- Conversión. Las Obligaciones Garantizadas constituyen obligaciones monetarias denominadas en Dólares. A efecto de garantizar y pagar dichas Obligaciones Garantizadas, cualquier cantidad que sea recibida por el Fiduciario denominada en Pesos y que supere los $10 millones de Dólares deberá, será convertida por el Fiduciario a Dólares, en el entendimiento que el Fiduciario deberá hacer dichas conversiones con el tipo de cambio ofrecido por el Banco J.P. Morgan, S.A. Institución de Banca Múltiple, J.P. Morgan Grupo Financiero similar al tipo de cambio usado por Banco J.P. Morgan, S.A. Institución de Banca Múltiple, J.P. Morgan Grupo Financiero en todas las operaciones de venta de Dólares al mayoreo en esa fecha. El Fiduciario deberá hacer las conversiones extranjeras de acuerdo con lo anterior, sólo si está permitido por las disposiciones legales. Todas las transacciones necesarias de conversiones extranjeras de este Contrato serán hechas a más tardar a las 11:00 a.m. (hora de la Ciudad de México) en la fecha que dicha transacción deba ser efectuada. El Fiduciario depositará cualquier cantidad convertida en la Cuenta de Ingresos en Dólares.

VIGÉSIMA NOVENA.- Traducción del Indenture. Las partes del presente Contrato convienen en que la traducción al español del Indenture, que ha sido preparada y certificada por un traductor oficial en México y que se adjunta a este Contrato como Anexo “A” podrá ser utilizada en cualquier procedimiento relacionado con este Contrato.

TRIGÉSIMA.- Traducción del Fideicomiso de Garantía. Las partes del presente Contrato se obligan expresamente a que los Fideicomisarios en Primer Lugar reciban una traducción elaborada por perito traductor, en Inglés de este Contrato.

TRIGÉSIMA PRIMERA.- Encabezados. Los encabezados que se utilizan en este Contrato son únicamente para efectos de conveniencia en la referencia y no se utilizarán para interpretar las disposiciones de este Contrato.

TRIGÉSIMA SEGUNDA.- Duplicados.  Las partes que en este Contrato interviene, es firmada en cualquier cantidad de duplicados del mismo, cada uno de los cuales, una vez firmado y entregado, será considerado como original, pero todos los duplicados conjuntamente se considerarán un mismo documento.

TRIGÉSIMA TERCERA.-  Integridad.  Este Contrato representa el acuerdo total entre las partes respecto a la materia ahí señalada, y suplen toda acuerdo, entendimiento, o declaración, oral o escrita, hecha con anterioridad entre las partes en cuanto a su relación con la materia de este Contrato. No obstante lo anterior, entre los Fideicomitentes y los Fideicomisarios en Primer Lugar A, cualquier conflicto entre cualquier disposición de este Contrato y del Contrato Maestro de Fideicomiso deberá ser resuelto a favor del Contrato Maestro de Fideicomiso, y entre los Fideicomitentes y los Fideicomisario en Primer Lugar B, cualquier conflicto entre cualquier disposición de este Contrato y del Indenture deberá ser resuelto a favor del Indenture.

TRIGÉSIMA CUARTA.-  Capacidad de los Fideicomisarios en Primer Lugar.  Cada uno de los Fideicomitentes en este acto y en forma irrevocable (i) reconoce que los Fideicomisarios en Primer Lugar cuentan con los nombramientos, facultades y capacidad legal necesarias para actuar en nombre y por cuenta de los Tenedores de Pagarés y Tenedores de Certificados de Inversión por lo que respecta a todo asunto derivado o relacionado con este Contrato, (ii) renuncia a sus respectivos derechos de interponer acción legal alguna en contra de la legal existencia, nombramiento, facultades y capacidad legal de los Fideicomisarios en Primer Lugar para actuar en nombre y por cuenta de los Tenedores de Pagarés y Tenedores de Certificados de Inversión, y (iii) reconocen que la institución que actúa como Fideicomisarios en Primer Lugar (a) actúa exclusivamente como agente de, por y en nombre de, los Tenedores de Pagarés y Tenedores de Certificados de Inversión; y (b) no asume responsabilidad alguna de ningún tipo, sea directa o indirecta, explícita o implícita, bajo o en relación con cualquiera de las Obligaciones Garantizadas o cualquier acuerdo o documento relacionado con éstas.

TRIGÉSIMA QUINTA.      No Elección de Recursos. Nada de lo dispuesto en este Contrato requerirá que el Fiduciario, ejecute el Patrimonio del Fideicomiso de este Contrato, antes de ejecutar la garantía o el patrimonio o activos del fideicomiso con base en cualquiera del resto de los Documentos de la Garantía, o ejecutar cualquier garantía o el patrimonio o activos del fideicomiso, antes ejecutar el Patrimonio del Fideicomiso bajo este Contrato, todo lo cual quedará a discreción absoluta del Fiduciario, salvo que otra cosa le instruyan las Partes Garantizadas.

[El resto de la hoja se dejó en blanco intencionalmente]

                El presente contrato fue firmado por las partes en la ciudad de México, Distrito Federal, a los once días del mes de agosto de 2004.

LOS FIDEICOMITENTES

TMM Holdings, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

EL FIDEICOMISARIO EN PRIMER LUGAR

The Bank of New York,

Actuando como Fideicomisario en Primer Lugar A
y Fideicomisario en Primer Lugar B

Por:
Nombre: Paulina Trueba Almada
Cargo: Representante legal

EL FIDUCIARIO

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

Por:
Nombre: Héctor Loyo Urreta
Cargo: Delegado Fiduciario

Lista de Anexos

“A”	Traducción al Español del Indenture
“B”	Copia de los poderes de los representantes legales de los Fideicomitentes
“C”	Restricciones Existentes
“D”	Comité Consultivo y Lineamientos de Votación
“E”	Formato de Certificado de Aportación de Acciones MM Adicionales
“F”	Formato de poder otorgado por el Fiduciario a los Fideicomitentes - Cláusula Octava (a)
“G”	Formato de poder otorgado por el Fiduciario a los Fideicomitentes - Cláusula Novena (1)
“H”	Formato de Solicitud de Ejecución
“I”	Lista de Honorarios del Fiduciario

Anexo A

Traducción al Español del Indenture

Anexo B

Copia de los poderes de los representantes legales de los Fideicomitentes

Anexo C

Restricciones Existentes

[Incluir Anexo proporcionado por la Compañía]

Anexo D

Comité Consultivo y Lineamientos de Votación

Este Anexo “D” provee los Lineamientos de Votación, así como la organización, operación, facultades y deberes del Comité Consultivo creado conforme al Contrato de Fideicomiso Irrevocable de Administración y Garantía Número F/00088, de fecha 11 de agosto de 2004, (el “Contrato”) celebrado entre TMM Holdings, S.A. de C.V., Inmobiliaria TMM, S.A. de C.V., The Bank of New York, y J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero División Fiduciaria.

Los términos con mayúscula inicial que no se encuentren definidos de manera distinta en el presente documento, tendrán los significados asignados a dichos términos en el Contrato.

I. Lineamientos de Votación.

Estos Lineamientos de Votación constituyen el conjunto de instrucciones principales que deberá seguir el Fiduciario al votar las Acciones MM, siempre y cuando el Fiduciario reciba un Aviso de Incumplimiento por parte de los Fideicomisarios en Primer Lugar instruyendo al Fiduciario a revocar los poderes otorgados por el presente a favor de cada uno de los Fideicomitentes, conforme al párrafo (c) de la Cláusula Octava del Contrato. En la interpretación de estos Lineamientos de Votación, el Fiduciario actuará como bonus pater familiae.

Las partes del Contrato, en este acto, expresamente reconocen y acuerdan que el Fiduciario, sus delegados y representantes no tendrán responsabilidad alguna en relación con la decisión sobre la votación de las Acciones MM hecha de acuerdo con estos Lineamientos de Votación, a no ser que por resolución firme y definitiva de la autoridad mexicana competente se determine que dicha responsabilidad fue resultado de la negligencia inexcusable, mala fe o dolo, de alguno(s) de ellos.

(a) Objeto del Contrato. La principal preocupación que el Fiduciario deberá considerar para decidir la manera en que las Acciones MM deban ser votadas, es el objeto del Fideicomiso, el cual es garantizar el cumplimiento de las Obligaciones Garantizadas con el Patrimonio del Fideicomiso, así como proveer la administración del Patrimonio del Fideicomiso realizada por el Fiduciario conforme a lo establecido en el Contrato.

Por lo tanto, la decisión para la votación de dichas acciones deberá, en primer lugar, satisfacer el interés de las Obligaciones Garantizadas a favor de los Fideicomisarios en Primer Lugar, para el beneficio de las Partes Garantizadas. Consecuentemente, y dada la naturaleza irrevocable del Contrato, el interés de los Fideicomisarios en Primer Lugar deberá prevalecer, en todo momento, sobre cualquier interés particular de la Compañía, los demás Fideicomitentes y/o cualquier tercero en cualquier momento.

(b) Conservación de los Patrimonio del Fideicomiso. Si el Fiduciario ha recibido un Aviso de Incumplimiento pero no ha recibido una Solicitud de Ejecución bajo la Cláusula Décima del Contrato, el Fiduciario deberá votar las Acciones MM en la manera considerada por el Fiduciario como la más apropiada o conveniente para la conservación del Patrimonio del Fideicomiso como garantía de las Obligaciones Garantizadas de conformidad con el Contrato.

(c) Procedimiento de Ejecución. Si el Fiduciario ha recibido una Solicitud de Ejecución de conformidad con la Cláusula Décima del Contrato de Fideicomiso, el Fiduciario deberá votar las Acciones MM, en la manera que el Fiduciario considere más apropiada o conveniente para facilitar o agilizar el Procedimiento de Ejecución en términos de la Cláusula Décima del Contrato de Fideicomiso para el pago total pronto y adecuado de las Obligaciones Garantizadas a favor de los Fideicomisarios en Primer Lugar, para el beneficio de las Partes Garantizadas. Además, el Fiduciario deberá evitar votar las Acciones MM de cualquier manera que pueda impedir o resulte ser un retraso en la ejecución de dichas acciones en términos de dicho Procedimiento de Ejecución.

(d) Solicitud de Recomendación. De conformidad con el párrafo (c) de la Cláusula Octava del Contrato, en caso de que el Fiduciario (i) no esté seguro o convencido sobre la manera en que las Acciones MM deben ser votadas en relación con cierto punto específico del orden del día de una asamblea general de accionistas de Multimodal conforme a estos Lineamientos de Votación, o (ii) requiera la interpretación de estos Lineamientos de Votación, el Fiduciario podrá abstenerse de realizar cualquier acto relacionado con la votación de las Acciones MM y requerir por escrito una recomendación hecha por el Comité Consultivo en relación con dicho asunto a más tardar el quinto Día Hábil anterior a la fecha de la asamblea de accionistas referente. El Comité Consultivo deberá expedir una recomendación específica a más tardar el tercer Día Hábil siguiente a aquél en que se haya hecho la solicitud por el Fiduciario.

A pesar del contenido de la recomendación emitida por el Comité Consultivo, el Fiduciario puede decidir el votar las Acciones MM en la asamblea de accionistas referida de acuerdo a una interpretación diferente de estos Lineamientos de Votación hecha por el Fiduciario, sin incurrir en alguna responsabilidad por tal acción. Sin embargo, si el Fiduciario decide votar las Acciones MM en alguna forma contraria a la recomendación del Comité Consultivo, deberá proveer una explicación suficiente por escrito de sus razones para votar de esa forma. La explicación escrita del Fiduciario deberá ser entregada a los Fideicomisarios en Primer Lugar, con una copia al Comité Consultivo, a más tardar el tercer Día Hábil posterior a la fecha de la Asamblea General de Accionistas en cuestión.

(e) Designación de Miembros del Consejo de Administración de Grupo TFM.  El Fiduciario votará las Acciones MM para elegir a las personas designadas por los Fideicomitentes como Consejeros de Grupo TFM, hasta la fecha en que los Fideicomisarios en Primer Lugar hayan ejecutado las Acciones MM de conformidad con la Cláusula Décima del Fideicomiso.

II. Comité Consultivo.

(a) Organización. Las partes en el Contrato, por medio de la presente, crean y organizan el Comité Consultivo, cuyas facultades comenzarán con la ejecución del Contrato y tendrá 3 (tres) miembros propietarios, y sus miembros suplentes respectivos, designados de la manera siguiente:

•              2 (dos) miembros propietarios y sus miembros suplentes respectivos serán designados por los Fideicomisarios en Primer Lugar; y

•              1 (uno) miembro propietario y su miembro suplente, serán designados conjuntamente por los Fideicomitentes.

(b) Presidente. El presidente del Comité Consultivo (el “Presidente”) será designado por los Fideicomisarios en Primer Lugar de entre los 2 (dos) miembros propietarios. En caso de ausencia permanente o temporal del Presidente, los Fideicomisarios en Primer Lugar tendrán el derecho de designar al individuo que reemplazará al Presidente.

(c) Secretario. Los Fideicomisarios en Primer Lugar designarán al Secretario del Comité Consultivo, quien no será un miembro del Comité Consultivo.

(d) Reemplazo. Un miembro sustituto será designado para cada miembro propietario. Los Miembros sustitutos participarán sólo en caso de ausencia de los miembros propietarios y sólo podrá remplazar a su miembro propietario correspondiente.

(e) Designación, Renuncia y Remoción. Los miembros del Comité Consultivo, incluyendo a los miembros propietarios y suplentes, serán nombrados por los Fidecomisarios en Primer Lugar y los Fideicomitentes mediante una notificación por escrito al Fiduciario por parte de la parte con derecho de designar y, asimismo, podrán ser cambiados en cualquier momento, y no será considerado una modificación al Contrato. Por tal razón, en caso de renuncia o remoción de cualquier miembro del Comité Consultivo, una notificación por escrito al Fiduciario de la parte con derecho de designar, será suficiente para la efectividad y validez de la designación, sin que se requiera algún acto adicional. El cargo de miembro del Comité Consultivo es honorífico; por lo tanto, sus miembros no deberán cobrar ningún honorario o cantidad por tal cargo.

(f) Convocatorias. El Presidente tendrá la facultad de convocar una asamblea del Comité Consultivo mediante una notificación escrita con acuse de recibo a los otros miembros, a más tardar 5 (cinco) días anteriores a la asamblea, y con las indicaciones del lugar, fecha y hora de dicha asamblea. Cualquiera de los miembros del Comité Consultivo puede pedirle al Presidente, por escrito en cualquier momento, que convoque una asamblea del Comité Consultivo con el objetivo de discutir y resolver los asuntos planteados en su petición. Si tal es el caso, el Presidente convocará una asamblea dentro de 10 (diez) Días Hábiles después de recibir la petición.

(g) Resoluciones. Se requerirá una mayoría de votos para que las resoluciones del Comité Consultivo sean válidas. El Comité Consultivo deberá notificar con prontitud al

Fiduciario de las resoluciones adoptadas por éste, mismas que serán válidas y obligatorias si son firmadas por el Presidente y Secretario.

(h) Actas. Cada asamblea del Comité Consultivo deberán constar en actas que deberán incluir las resoluciones adoptadas por el Comité Consultivo, así como las instrucciones y direcciones al Fiduciario para la ejecución de dichas resoluciones. Las actas deberán ser firmadas por el Presidente y el Secretario.

(i) Personas Invitadas. Un individuo designado por el Fiduciario deberá tener el derecho de asistir a cada asamblea del Comité Consultivo como observador con voz pero sin derecho a voto. Asimismo, cualquier otra persona(s) puede(n) ser invitada(s) por el Comité Consultivo, tomando en cuenta los asuntos que serán discutidos, si se determina apropiado o conveniente. Dicha(s) persona(s) asistirán como observador con voz pero sin derecho a voto.

(j) Facultades y Deberes. En caso de que el Fiduciario haga una petición escrita de acuerdo con el párrafo (c) de la Cláusula Octava del Contrato, el Comité Consultivo deberá emitir una recomendación escrita en relación con la interpretación de estos Lineamientos de Votación, a más tardar el quinto Día Hábil anterior al la fecha de la asamblea general de accionistas referente (o en un plazo menor con anticipación a la asamblea de accionistas si resulta práctico, en caso de que no haya habido entrega en tiempo de la notificación). Dicha recomendación escrita deberá incluir, como mínimo: (1) la manera en que el Comité Consultivo sugiere que la votación de las Acciones MM deba ser hecha, y (2) una breve explicación de dicha recomendación. Como se establece en el Contrato, dicha recomendación no será obligatoria para el Fiduciario.

Las partes del Contrato, en este acto, reconocen de manera expresa y están de acuerdo que el Comité Consultivo y sus miembros no tendrán responsabilidad en relación con la recomendación a la que se hace referencia en el presente documento, salvo que dicha responsabilidad resulte de su(s) negligencia, mala fe o dolo.

(k) Indemnizaciones. Ningún miembro del Comité Consultivo será responsable para con los Fideicomitentes, los Beneficiarios en Primer Lugar, el Fiduciario o cualquier otra persona o entidad, por concepto de pérdidas, daños o reclamaciones con motivo de cualquier acto u omisión de buena fe, actuando en nombre del Comité Consultivo, siempre que razonablemente se encuentre dentro del ámbito de competencia de las funciones que le son conferidas en virtud del presente Anexo “D.  Lo anterior no será aplicable para el caso de que las pérdidas, daños o reclamaciones obedezcan exclusivamente al dolo o negligencia inexcusable del miembro del Comité.

Si algún miembro del Comité Consultivo (colectivamente referidas como las Personas Indemnizadas, e individualmente como la Persona Indemnizada), llegara a tener injerencia o a estar relacionado en cualquier acción judicial, demanda, procedimiento judicial o administrativo o investigación, instaurada con motivo del Contrato o el presente Anexo “D”, deberá recibir anticipos de parte de los Fideicomitentes, obligados conjunta y solidariamente para ese efecto, por cualquier gasto judicial o de otra naturaleza (incluyendo los gastos de investigación o preparación de la defensa) incurrido por dicha Persona Indemnizada con ese motivo, hasta donde la legislación aplicable lo permita.  Dichas cantidades se entregarán contra declaración de la Persona Indemnizada, que deberá ser proporcionada antes de la conclusión de la acción, juicio o investigación, asumiendo la responsabilidad de devolver dichas cantidades para el caso de que finalmente se resolviere que dicha persona no tenía derecho a ser indemnizada por los Fideicomitentes con motivo de la acción, demanda o investigación en cuestión, de conformidad con la excepción contenida en el párrafo siguiente.

Hasta donde la ley lo permita, los Fideicomitentes, de manera conjunta y solidaria, indemnizarán igualmente y sacarán a paz y a salvo a la Persona Indemnizada por cualquier pérdida, reclamación, daño, responsabilidad, obligación, pena, acción, juicio, demanda, procedimiento, costo, gasto o desembolso de cualquier naturaleza (colectivamente referidos como los “Costos”), que sufriera la Persona Indemnizada con motivo de la ejecución del Contrato o este Anexo “D”.  Lo anterior no será aplicable en la medida en la que los Costos resulten exclusivamente del dolo o negligencia inexcusable de la Persona Indemnizada.  Si el reembolso, la indemnización y las obligaciones de contribuir a cargo de los Fideicomisarios de conformidad con el presente inciso, no fueren pagados a requerimiento de la Persona Indemnizada, dicha persona tendrá derecho a ser reembolsada, indemnizada y/o pagada con cargo al Patrimonio del Fideicomiso en términos de las cláusulas Décima (b)(v) o Décima Primera (v).

Las partes del Contrato reconocen y aceptan que ni el Comité Consultivo ni sus miembros tendrán responsabilidad alguna con relación a la recomendación referida en este Anexo, a menos que dicha responsabilidad derive de su dolo, mala fe o negligencia inexcusable.

El fiduciario no será responsable por el pago de los conceptos señalados en este párrafo (k).

Las partes celebran este Anexo “D” en México, Distrito Federal el 11 de agosto de 2004.

[El resto de la página fue dejado en blanco intencionalmente]

LOS FIDEICOMITENTES

TMM Holdings, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

Nombre: Javier Segovia Serrano Cargo: Representante legal	Nombre: Javier Segovia Serrano Cargo: Representante legal

Nombre: Horacio Reyes Guzmán Cargo: Representante legal	Nombre: Horacio Reyes Guzmán Cargo: Representante legal

EL FIDEICOMISARIO EN PRIMER LUGAR

The Bank of New York,

Actuando como Fideicomisario en Primer Lugar A

y Fideicomisario en Primer Lugar B

Por:
Nombre: Paulina Trueba Almada
Cargo: Representante legal

EL FIDUCIARIO

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

Por:
Nombre: Héctor Loyo Urreta
Cargo: Delegado Fiduciario

Anexo E

Formato de Certificado de Aportación de Acciones MM Adicionales

[Fecha(1)]

J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

Atención:

Señores,

Hacemos referencia al Contrato de Fideicomiso Irrevocable de Administración y Garantía, Número F/00088, de fecha 11 de agosto de 2004 (el “Contrato”) celebrado por los Fideicomitentes, los Fideicomisarios en Primer Lugar y el Fiduciario.

Los términos con mayúscula inicial y que no están definidos de otra manera en el presente tendrán el significado que se les fue asignado en el Contrato.

1. Como se establece en la Cláusula Sexta del Contrato, [Holdings] [Inmobiliaria], como Fideicomitentes bajo el Contrato, por este medio informa al Fiduciario que las siguientes Acciones MM Adicionales han sido adquiridos por dicho Fideicomitente, mismas que deberán ser detentadas por el Fiduciario en fideicomiso conforme lo establecido en la Cláusula Sexta del Contrato como parte del Patrimonio del Fideicomiso:

[Describir razonablemente en detalle las Acciones MM Adicionales adquiridas por cualquiera de los Fideicomitentes como se establece en la Cláusula Sexta del Contrato]

2. A partir de esta fecha, el Fideicomitente es el legal propietario y beneficiario de las Acciones MM Adicionales anteriormente mencionadas, las cuales son de su propiedad libres de cualquier gravamen, carga o limitación de dominio, salvo por la garantía creada en términos del Contrato.

3. La transferencia de estas Acciones MM Adicionales ha sido debidamente perfeccionado frente a terceros y constituye una transferencia válida con garantía en primer lugar para el beneficio de las Partes Garantizadas. Para tal fin, y para cumplir con los términos de la Cláusula Sexta del Contrato, [Holdings] [Inmobiliaria], como Fideicomitente, en este acto entrega al Fiduciario, los siguientes documentos:

(1) A ser fechado según sea requerido bajo la Cláusula Sexta del Contrato.

EN VIRTUD DE LO ANTERIOR, el suscrito Fideicomitente celebra este instrumento el día [    ] del [                  ] de 2004.

Atentamente,

Por:	(1)
Nombre:
Cargo:

Reconocido, aceptado y acordado el [Fecha]

(Sin liberar al Fideicomitente de responsabilidad concerniente a lo anterior):

J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

c.c.: Fideicomisarios en Primer Lugar

Anexo: [Copias del los documento de los títulos de las Acciones MM Adicionales que puedan ser requeridos razonablemente por el Fiduciario o los Fideicomisarios en Primer Lugar]

(1) A ser firmado por un Ejecutivo Autorizado del Fideicomitente aplicable.

Anexo F

Formato de poder otorgado por el Fiduciario a los Fideicomitentes - Cláusula Octava (a)

Poder Especial Revocable	Special Revocable Power Of Attorney

Por medio del presente, y de conformidad con el Contrato de Fideicomiso Irrevocable de Administración y Garantía número F/00088 de fecha 11 de agosto del 2004, celebrado por y entre (i) TMM Holdings, S.A. de C.V. e Inmobiliaria TMM, S.A. de C.V. (los “Fideicomitentes”), (ii) The Bank of New York, como fideicomisario en primer lugar (el “Fideicomisario en Primer Lugar”), y (iii) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (el “Contrato de Fideicomiso”), el Fiduciario, representado en este acto por su delegado fiduciario, el Sr. [                ],en este acto otorga un PODER ESPECIAL REVOCABLE, en términos del Artículo 2554 del Código Civil Federal y sus artículos correlativos de los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, en favor de los Fideicomitentes a efecto de que éstos, por su propia cuenta, y salvo que el Fiduciario instruya lo contrario por escrito después de que se le hubiere entregado un Aviso de Incumplimiento, ejerzan la totalidad de los derechos corporativos y económicos relativos a las Acciones MM (incluyendo sin limitación, el derecho de asistir y votar a las asambleas, así como el derecho de cobrar dividendos y cualesquiera otras cantidades derivadas o que se deriven de la titularidad de las Acciones MM, para lo cual podrán, a su entera discreción, nombrar a los delegados y apoderados que crean convenientes), en el entendido que los Fideicomitentes ejercerán dichos derechos de manera que no sea inconsistente con los términos de este poder, del Contrato de Fideicomiso, del Indenture y del Contrato Maestro de Fideicomiso.

By means hereof, and pursuant to the Irrevocable Administration and Guaranty Trust Agreement number F/00088 dated August 11, 2004, entered into by and among (i) TMM Holdings, S.A. de C.V. and Inmobiliaria TMM, S.A. de C.V. (the “Settlors”), (ii) The Bank of New York, as first beneficiary (the “First Beneficiary”), and (iii) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (the “Trustee”) (the “Agreement”), the Trustee represented herein by its trust delegate, Mr. [              ], hereby grants a SPECIAL REVOCABLE POWER OF ATTORNEY pursuant to the terms of Article 2554 of the Federal Civil Code and its correlative articles in the Civil Codes of the other States of Mexico and the Federal District, to the Settlors, so that they may, at their own expense, and unless otherwise instructed in writing by the Trustee at any time after it has received a Default Notice, exercise all the corporate and economic rights in connection with the MM Shares (including without limitation, the right to attend and vote in the shareholders meetings, as well as the right to collect any dividend payments as well as any other amounts arising from or related to the MM Shares, for which they may, in their own discretion, appoint the delegates and attorneys-in-fact that they consider necessary), provided that the Settlors shall exercise such rights in a manner not inconsistent with the terms of this power of attorney, the Agreement, the Indenture and the Master Trust Agreement.

Dentro de la naturaleza del presente poder especial, los Fideicomitentes gozarán de las facultades previstas en el primer y segundo párrafo del Artículo 2554 del Código Civil Federal y sus artículos correlativos en los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, con las más amplias facultades para pleitos y cobranzas, incluyendo aquellas que requieran cláusula especial, y para actos de administración, incluyendo facultades para delegar el presente poder con sus limitaciones.

Within the nature of this special revocable power of attorney, the Settlors shall have the powers set forth in the first and second paragraph of Article 2554 of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and the Federal District, having sufficient powers to undertake acts of lawsuits and collections, including those requiring special clause, and acts of administration, including powers to delegate this power of attorney with its corresponding limitations.

Los términos con mayúscula inicial contenidos en éste poder que no sean definidos de otra manera en este poder, tendrán el significado que se les atribuye a los mismos en el Contrato de Fideicomiso.	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

En virtud de lo anterior, el presente poder especial se otorga este de del 2004.	IN WITNESS WHEREOF, this power of attorney is granted on the day of , 2004.

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

By/Por:
Name/Nombre:	[	]
Title/Cargo:	[	]

Anexo G

Formato de poder otorgado por el Fiduciario a los Fideicomitentes - Cláusula Novena (1)

Poder Especial Revocable	Special Revocable Power Of Attorney

Por medio del presente, y de conformidad con el Contrato de Fideicomiso Irrevocable de Administración y Garantía número F/00088 de fecha 11 de agosto del 2004, celebrado por y entre (i) TMM Holdings, S.A. de C.V. e Inmobiliaria TMM, S.A. de C.V. (los “Fideicomitentes”), (ii) The Bank of New York, como fideicomisario en primer lugar (el “Fideicomisario en Primer Lugar”), y (iii) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (el “Contrato de Fideicomiso”), el Fiduciario, representado en este acto por su delegado fiduciario, el Sr. [                ],en este acto otorga un PODER ESPECIAL REVOCABLE, en términos de los Artículos 2554 y 2587 del Código Civil Federal y sus artículos correlativos de los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, en favor de los Fideicomitentes a efecto de que éstos, a su cargo, y salvo que el Fiduciario instruya lo contrario por escrito después de que se le hubiere entregado un Aviso de Incumplimiento, defiendan los derechos derivados del Patrimonio del Fideicomiso frente a cualesquiera reclamaciones o demandas de cualquier persona, en el entendido de que dicha defensa será siempre de manera que no sea inconsistente con los términos de este poder, del Contrato de Fideicomiso, del Indenture y del Contrato Maestro de Fideicomiso.

By means hereof, and pursuant to the Irrevocable Administration and Guaranty Trust Agreement number F/00088 dated August 11, 2004, entered into by and among (i) TMM Holdings, S.A. de C.V. and Inmobiliaria TMM, S.A. de C.V. (the “Settlors”), (ii) The Bank of New York, as first beneficiary (the “First Beneficiary”), and (iii) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (the “Trustee”) (the “Agreement”), the Trustee represented herein by its trust delegate, Mr. [              ], hereby grants a SPECIAL REVOCABLE POWER OF ATTORNEY pursuant to the terms of Articles 2554 and 2587 of the Federal Civil Code and its correlative articles in the Civil Codes of the other States of Mexico and the Federal District, to the Settlors, so that they may, at their own expense, and unless otherwise instructed in writing by the Trustee at any time after it has received a Default Notice, defend the rights arising out of each of the Trust Assets against any claims or demands of any Person, provided that such defense by the Settlors shall always be in a manner not inconsistent with the terms of this power of attorney, the Agreement, the Indenture and the Master Trust Agreement.

Dentro de la naturaleza del presente poder especial, los Fideicomitentes gozarán de las facultades previstas en el primer párrafo del Artículo 2554 y 2587 del Código Civil Federal y sus artículos correlativos en los Códigos Civiles

Within the nature of this special revocable power of attorney, the Settlors shall have the powers set forth in the first paragraph of Article 2554 and 2587 of the Federal Civil Code and its correlative articles in the Civil Codes of the de los Estados de la República Mexicana y para el Distrito Federal, con las más amplias facultades para pleitos y cobranzas, incluyendo aquellas que requieran cláusula especial, incluyendo facultades para delegar el presente poder con sus limitaciones, en el entendido de que los Fideicomitentes no podrán disponer de todo o cualquier parte del Patrimonio del Fideicomiso salvo que reciba autorización por escrito del Fiduciario como consecuencia de una sentencia definitiva emitida por un tribunal competente.

other states of Mexico and the Federal District, having sufficient powers to undertake acts of lawsuits and collections, including those requiring special clause, including powers to delegate this power of attorney with its corresponding limitations, provided that the Settlors may not dispose of all or any part of the Trust Assets unless it receives a written authorization from the Trustee as a result of a definitive judgment from a court of competent jurisdiction ordering such disposal.

Los términos con mayúscula inicial contenidos en éste poder que no sean definidos de otra manera en este acto, tendrán el mismo significado que se les atribuyó en el Contrato de Fideicomiso.	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

En virtud de lo anterior, el presente poder especial se otorga este de del 2004.	IN WITNESS WHEREOF, this power of attorney is granted on the day of , 2004.

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

By/Por:
Name/Nombre:	[	]
Title/Cargo:	[	]

Anexo H

Formato de Solicitud de Ejecución

[Fecha]

J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

Atención :

Señores,

Hacemos referencia al Contrato de Fideicomiso Irrevocable de Administración y Garantía, Número F/00088, de fecha 11 de agosto de 2004 (el “Contrato”) celebrado por los Fideicomitentes, los Fideicomisarios en Primer Lugar y el Fiduciario.

Los términos con mayúscula inicial y que no están definidos de otra manera en el presente tendrán el significado que se les fue asignado en el Contrato.

En términos del párrafo (a) (i) de la Cláusula Décima del Contrato, como resultado del acontecimiento y continuación de un [“Evento de Amortización Rápida” (“Rapid Ammortization Event”, según dicho concepto se define el Contrato Maestro de Fideicomiso), consistente en [describir las causas que dieron origen al ““Evento de Amortización Rápida” subyacente] o [vencimiento anticipado de los Pagarés de conformidad con la Sección 6.03 del Indenture como resultado de [describir el Caso de Incumplimiento subyacente] y de conformidad con la determinación del Fideicomisario en Primer Lugar B o los tenedores de los Pagarés requeridos en el sentido de ejecutar el Patrimonio del Fideicomiso, en los términos de la Sección 6.03 del Indenture] por medio de la presente le instruimos a proceder con el procedimiento de ejecución contemplado en el Contrato, con respecto del Patrimonio del Fideicomiso.

Para tales fines, por la presente queda usted instruido para notificar por escrito a los Fideicomitentes, conforme a lo establecido en el párrafo (a) (ii) de la Cláusula Décima del Contrato.

Como está establecido en la Cláusula Décima, párrafo (a) (iii) del Contrato, los Fideicomitentes tendrán 5 (cinco) Días Hábiles, a partir de la fecha de recibo de la notificación mencionada en el párrafo anterior, para entregarle al Fiduciario prueba de que el Incumplimiento que se menciona en esta Solicitud de Ejecución ha sido subsanado, remediado

o renunciado o evidencia del pago de todas las Obligaciones Garantizadas pendientes de pago. En la medida en que los Fideicomisarios en Primer Lugar confirmen que el Incumplimiento mencionado en esta Solicitud de Ejecución no ha sido subsanado, remediado o renunciado, o bien, que no existe evidencia alguna del pago de las Obligaciones Garantizadas pendientes de pago, instruimos al Fiduciario a proceder como está dispuesto en la Cláusula Décima del Contrato.

Atentamente,

The Bank of New York,

Como Fideicomisario en Primer Lugar

Por:
Cargo:

Anexo I

Lista de Honorarios del Fiduciario

Execution Copy

Translation for information purposes only

[TO BE FORMALIZED IN SPANISH BEFORE A

“CORREDOR PÚBLICO” IN MEXICO]

Irrevocable Administration and Guaranty Trust Agreement Number F/00088 dated August 11, 2004, (the “Agreement”) entered into by and among:

(a)           TMM Holdings S.A. de C.V. (“Holdings”) and Inmobiliaria TMM, S.A. de C.V. (“Inmobiliaria” and together with Holdings, hereinafter referred to jointly as the “Settlors” or the “Second Beneficiaries”), both represented herein by Messrs. Javier Segovia Serrano and Horacio Reyes Guzmán;

(b)           The Bank of New York, a New York banking corporation, not in its individual capacity but solely (i) as trustee under the Master Trust Agreement (as defined hereunder) for the benefit of the holders of the Investor Certificates (as defined hereunder) (the “Investor Certificates Holders”) (in such capacity, hereinafter referred to as the “First Beneficiary A”), and (ii) as trustee under the Indenture (as defined hereunder), for the benefit of the holders of the Notes (as defined hereunder) (the “Noteholders”, and together with the Investor Certificate Holders, jointly the “Secured Parties”) (in such capacity, hereinafter referred to as the “First Beneficiary B”, and when acting jointly under this Agreement, the First Beneficiary A and the First Beneficiary B, will be referred to as the “First Beneficiaries”), acting in this Agreement through its legal representative Ms. Paulina Trueba Almada

(c)           Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria, as trustee (the “Trustee”), a multiple banking institution, duly organized and validly existing under the laws of Mexico, represented herein by its Trustee Delegate Héctor Loyo Urreta.

PRECEDENTS

1.            Grupo TMM, S.A. (“Grupo TMM”), TMM Logistics, S.A. de C.V. (“TMM Logistics”), Naviera del Pacifico, S.A. de C.V. (“Naviera”) (Grupo TMM, TMM Logistics and Naviera referred to herein as the “Sellers”) and the First Beneficiary A are parties to that certain Third Amended and Restated Master Trust Agreement dated as of August 19, 2003, as amended by Amendment Number One to Third Amended and Restated Master Trust Agreement dated as of December 29, 2003, Amendment Number Two to Third Amended and Restated Master Trust Agreement dated as of May 25, 2004, and Amendment Number Three to Third Amended and Restated Master Trust Agreement dated as of June 10, 2004 (as so amended, and as amended from time to time, through the date hereof, the “Master Trust Agreement”) pursuant to which The Bank of New York, as trustee, has issued to Maple Bank GmbH (“Maple”), Investor Certificates (the “Investor Certificates”) in the original aggregate principal amount of $95,300,000 (ninety five million three hundred thousand Dollars legal currency of the United States of America (“U.S. Dollars”)) under a Series 2003-A Supplement dated as of August 19, 2003, as amended by Amendment Number One to Series 2003-A Supplement dated as of December 29, 2003,

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Amendment Number Two to Series 2003-A Supplement dated as of May 25, 2004 and Amendment Number Three to Series 2003-A Supplement dated as of June 10, 2004 (as so amended, and as amended from time to time, through the date hereof, the “Series 2003-A Supplement”) among the Sellers, the Bank of New York, as trustee, and Maple.

2.            Grupo TMM and the other Sellers have agreed to cause the Settlors to provide a guaranty and security interest on the MM Shares (as defined hereunder) in favor of the First Beneficiary A, for the benefit of the Investor Certificate Holders, to secure Grupo TMM’s, the other Sellers’, and the Trust’s (as defined in the Master Trust Agreement) obligations under the Master Trust Agreement, the Series 2003-A Supplement and the Investor Certificates (including, without limitation, payments of principal and interest and any other payments or prepayments required to be made by Grupo TMM, the other Sellers and the Trust (as defined in the Master Trust Agreement) under the Master Trust Agreement, the Series 2003-A Supplement and the Investor Certificates (the “Investor Certificates Obligations”).

3.            Grupo TMM has issued its Senior Secured Notes due 2007 in the aggregate principal amount of U.S.$508,703,356 (five hundred eight million seven hundred three thousand three hundred fifty six Dollars) (the “Notes”), which notes are governed by an Indenture, dated as of the date hereof, by and among Grupo TMM, Holdings, and certain other direct and indirect subsidiaries of Grupo TMM (the “Subsidiaries”), and the First Beneficiary B (the “Indenture”) (a copy of the Spanish translation of which is attached hereto as Annex “A”), and Holdings and the Subsidiaries have executed a guarantee of all of Grupo TMM’s obligations under the Notes, the Indenture and the Collateral Documents.

4.            In accordance with the terms of the Indenture, Grupo TMM, the Settlors and the Subsidiaries are obligated to transfer and assign their interest in and upon, among others, the MM Shares in favor of the First Beneficiary B, for the benefit of the Noteholders, to secure Grupo TMM’s and the Guarantors’ obligations under the Notes, the Indenture, the Guarantees and the Collateral Documents (the “Notes Obligations” and together with the Investor Certificates Obligations, the “Secured Obligations”).

5.            The Settlors and the First Beneficiaries hereby agree to the transfer and creation of the security interest in the MM Shares in favor of the First Beneficiaries, pursuant to this Agreement, to secure the Secured Obligations, in favor of the Secured Parties.

REPRESENTATIONS

I.             Each of Holdings and Inmobiliaria, through its representative, hereby represents to the other parties hereto that:

(a)           It is a variable capital stock commercial corporation (sociedad anónima de capital variable), duly organized and validly existing under the laws of Mexico.

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(b)           Its representative has all the necessary authority to enter into this Agreement, and such authority has not been revoked, modified or limited in any manner, as evidenced in the certified copy public deed containing its due authorization attached hereto as Annex “B”.

(c)           (i) Holdings is the sole legal and beneficial owners of 49 (forty nine) Class I, Series A shares and 2,661,208 (two million six hundred sixty one thousand two hundred eight) Class II, Series A shares, and Inmobiliaria is the sole legal and beneficial owner of 1 (one) Class I, Series A share, representing 96.65% in the aggregate, of the outstanding shares of Multimodal (as defined hereunder) (the “MM Shares”), (ii) the MM Shares have been duly issued by Multimodal and are owned by Holdings and Inmobiliaria free and clear of any lien, security interest, charge, guaranty, encumbrance or third party rights other than as described in Annex “C” hereto (the “Existing Restrictions”), and (2) are fully paid and non-assessable, and (iii) the MM Shares Share certificate(s) delivered by each of Holdings and Inmobiliaria hereunder evidence the ownership of such MM Shares. Except for such MM Shares, Holdings does not own any other shares of, or other equity interest in, any other entity, or any other assets whatsoever, and Inmobiliaria does not own any other shares of Multimodal.

(d)          The execution and delivery of this Agreement by it, the performance by it of its obligations hereunder, the transfer in ownership of the Trust Assets to the Trustee and the granting of the security interests hereunder do not contravene or conflict with, or result in any breach of (i) its or Multimodal’s deed of incorporation or estatutos sociales, (ii) any applicable law, rule, decree, judicial order, resolution or authorization (including any license, permit or concession) applicable to it or to Multimodal, or (iii) any contractual restriction binding on, or affecting it or Multimodal or any of its respective assets, except for the Existing Restrictions, and will not result in or require the creation of any lien, security interest, charge, guaranty, encumbrance or other third party rights upon or with respect to any of its assets other than the security interests created hereby in the Trust Assets.

(e)           (i) It has the power and authority to enter into this Agreement, (ii) it has obtained all requisite corporate authorizations, and (iii) no governmental or other authorizations, approvals or filings are necessary (other than as described herein) to (a) enter into this Agreement, (b) transfer the Trust Assets to the Trustee and (c) perform its obligations hereunder, provided that, with respect to the foreclosure of the MM Shares by the Trustee in the manner contemplated herein, such sale may require (x) compliance with the Existing Restrictions, and (y) authorization by and/or notification to the Foreign Investments National Commission (Comisión Nacional de Inversiones Extranjeras) and/or to the Federal Competition Commission (Comisión Federal de Competencia).

(f)            This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that enforceability may be limited by concurso mercantil, bankruptcy or other similar laws now or hereinafter in effect affecting creditors’ rights generally.

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(g)          The transfer in ownership of the Trust Assets to the Trustee for the purposes set forth herein, is being simultaneously perfected, pursuant to the terms hereof, and constitutes a valid transfer of the Trust Assets to the Trustee for the purposes set forth herein, for the benefit of the Secured Parties.

(h)          It hereby expressly acknowledges, recognizes and agrees that, for all matters relating to, or arising from, or in connection with this Agreement, (i) The Bank of New York is acting solely in its capacity as trustee for the benefit of each of the Secured Parties, and assumes no direct or personal obligations, expressed or implied, and (ii) the Bank of New York has all necessary authority and legal capacity to act as trustee, in the name and on behalf of each of the Secured Parties.

(i)            It is entering into this Agreement in order to provide a first priority security interest for the Secured Obligations.

(j)            There is no action or proceeding pending or, to the knowledge of the Settlors, threatened to be filed against it before any governmental agency, court or arbitrator that would adversely affect the legality and validity of this Agreement or the legality and validity of the trust created herein.

(k)           There are no pending debts or any tax, labor or any other obligations that may constitute a lien with preference in payment to the Trust that is granted herein over any or all of the Trust Assets.

(l)            Neither the execution of this Agreement, nor the grant of the security interest hereunder in favor of the First Beneficiaries, nor the execution by Grupo TMM or any of the Guarantors of the Indenture, the Notes, the Guarantees and/or the Collateral Documents (as defined in the Indenture), violates, conflicts with, contravenes, results in a breach of, constitutes a default under (whether with notice or without or lapse of time or both), accelerates or permits the acceleration of, any provision of the Master Trust Agreement, the Investor Certificates, or any of the related documents, instruments or agreements entered into in connection therewith.

II.            The Bank of New York, in its capacity as First Beneficiary A and First Beneficiary B, through its representative, hereby represent to the other parties hereto that:

(a)           It is a banking corporation duly organized and validly existing under the laws of the State of New York, United States of America.

(b)          Its representative has all the necessary authority to enter into this Agreement and bind the First Beneficiaries as provided herein.

(c)           It has the power and authority to enter into this Agreement, has obtained all requisite corporate authorizations, and no governmental or other authorizations, approvals or filings are necessary (other than as described herein) to enter into this Agreement and to perform its obligations hereunder.

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(d)           It is acting for the benefit of the Secured Parties, in accordance with the Indenture and the Master Trust Agreement.

(e)           This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that enforceability may be limited by concurso mercantil, bankruptcy or other similar laws now or hereinafter in effect affecting creditor’s rights generally.

III.           The Trustee, through its trust delegates, hereby represents to the other parties hereto that:

(a)           It is a multiple banking institution (institución de banca múltiple) duly organized and validly existing under the laws of Mexico.

(b)          Its representative is duly authorized to enter into this Agreement (with authority for ownership acts), on behalf of the Trustee, which authority has not been revoked or limited in any manner whatsoever.

(c)           It has the power and authority to enter into this Agreement, has obtained all requisite corporate authorizations, and no governmental or other authorizations, approvals or filings are necessary (other than as described herein) to enter into this Agreement and to perform its obligations hereunder.

(d)          This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that enforceability may be limited by concurso mercantil, bankruptcy or other similar laws now or hereinafter in effect affecting creditor’s rights generally.

(e)           It agrees to act as trustee under this Agreement.

(f)            It hereby receives from Grupo TMM and the First Beneficiaries duly executed copies or certified copies of the Indenture and of the Annexes to this Agreement.

IN WITNESS WHEREOF, the parties hereto agree to the following:

CLAUSES

FIRST. Definitions. The following terms if not otherwise defined herein shall have the following meanings:

“Additional MM Shares” shall mean any shares of Multimodal acquired by any of the Settlors by any means after the execution of this Agreement, in addition to the MM Shares.

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“Agreement” shall mean this Irrevocable Administration and Guaranty Trust Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.

“Authorized Officer” shall mean a representative of any Settlor, duly authorized to act on its behalf, with general authority for ownership acts (actos de dominio).

“Business Day” shall mean a day of the year on which banks are not required or authorized to close in New York City, United States of America or Mexico City, Federal District, Mexico.

“Consultant Committee” shall mean the committee which members are appointed and replaced in accordance with Annex “D” hereto, and shall have the authorities and duties set forth in such schedule.

“Cure Notice” shall have the meaning set forth in Clause Eighth (d) hereof.

“Date of the Foreclosure Request” shall have the meaning set forth in Clause Tenth (a)(i) hereof.

“Default” shall have the meaning set forth in Clause Eighth (a) hereof.

“Default Notice” shall have the meaning set forth in Clause Eighth (a) hereof.

“Dollar Proceeds Account” shall mean the Dollar-denominated bank account entitled “Dollar Proceeds Account”, to be opened by the Trustee in its name with J.P. Morgan Chase Bank, New York Branch, pursuant to the terms of Clause Seventh of this Agreement.

“Dollar Proceeds” shall mean Dollar-denominated (i) dividends and distributions in connection with the MM Shares received pursuant to Clause Eighth (c)(3); and (ii) any profits from the MM Shares, or other proceeds resulting from a sale, exchange, withdrawal, amortization, redemption, retirement, foreclosure or any other disposition of the MM Shares.

“EBITDA” shall mean the consolidated net income (or deficit) from the operations of Grupo TFM and its subsidiaries for any period, after all expenses and other proper charges, but before payment of or provisions for any income taxes, interest, depreciation, or amortization expense for such period, determined in accordance with IAS.

“Execution Date” shall mean the date of execution of this Agreement.

“Existing Restrictions” shall have the meaning set forth in Representation I(c) hereof.

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“Fair Market Value” shall mean the fair market value of an MM Share based on a valuation of Multimodal equal to 8.0 (eight) times Grupo TFM’s last twelve (12) months’ EBITDA, which shall be calculated and adjusted as of each June 30 and December 31, divided by the total number of shares of the capital stock of Multimodal subscribed and paid.

“First Beneficiaries” shall have the meaning set forth in Preamble (b) hereof.

“First Beneficiary A” shall have the meaning set forth in Preamble (b) hereof.

“First Beneficiary B” shall have the meaning set forth in Preamble (b) hereof.

“Foreclosure Appraisal” shall have the meaning set forth in Clause Tenth (a) hereof.

“Foreclosure Request” shall have the meaning set forth in Clause Tenth (a)(i) hereof, and may be given by (i) the First Beneficiary A only in accordance with the provisions of the Master Trust Agreement, and (ii) the First Beneficiary B only in accordance with the provisions of the Indenture that govern the granting of the “Notice of Sale”, and for purposes of Sections 6.03 and 15.04 of the Indenture, the Foreclosure Request shall be deemed a “Notice of Sale” pursuant to the Indenture; provided that, the Trustee shall have no obligation to ascertain whether the Foreclosure Request was given pursuant to the terms of the Indenture or the Master Trust Agreement, as the case may be.

“Grupo TMM” shall have the meaning set forth in Precedent 1 hereof.

“Grupo TFM” shall mean Grupo Transportación Ferroviaria Mexicana, S.A. de C.V.

“Holdings” shall have the meaning set forth in Preamble (a) hereof.

“Indemnified Persons” shall have the meaning set forth in Clause Fourteenth hereof.

“Indenture” shall have the meaning set forth in Precedent 3 hereof.

“Inmobiliaria” shall have the meaning set forth in Preamble (a) hereof.

“Investment Bank” shall have the meaning set forth in Clause Tenth (d)(1) hereof.

“Investor Certificates” shall have the meaning set forth in Precedent 1 hereof.

“Investor Certificates Holders” shall have the meaning set forth in Preamble (b) hereof.

“Investor Certificates Obligations” shall have the meaning set forth in Precedent 2 hereof.

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“LGTOC” means the Mexican General Law on Negotiable Instruments and Credit Transactions (Ley General de Títulos y Operaciones de Crédito).

“Maple” means Maple Bank GmbH, a German banking corporation

“Master Trust Agreement” shall have the meaning set forth in Precedent 1 hereof.

“Maximum Investor Certificates Principal Secured Amount” shall mean a principal amount outstanding under the Investor Certificates equal to US$76,300,000, provided, that such amount of US$76,300,000, shall be reduced by all principal payments received from time to time by the First Beneficiary A pursuant to Clauses Eighth (e), Tenth (b)(iii) and Eleventh (iii) hereunder.

“Mexico” means the United Mexican States.

“MM Shares” shall have the meaning set forth in Representation I(c) hereof.

“Multimodal” shall mean TMM Multimodal, S.A. de C.V., a Mexican sociedad anónima de capital variable.

“Naviera” shall have the meaning set forth in Precedent 1 hereof.

“Noteholders” shall have the meaning set forth in Preamble b) hereof.

“Notes” shall have the meaning set forth in Precedent 3 hereof.

“Notes Obligations” shall have the meaning set forth in Precedent 4 hereof.

“Permitted Investments” shall mean (a) with respect to (A) the amounts denominated in U.S. Dollars which are deposited in the Dollar Proceeds Account, the instruments denominated in such currency which is mentioned in the following paragraph (b), and (B) the amounts denominated in Pesos which are deposited in the Peso Proceeds Account, the instruments dominated in such currency which is mentioned in the following paragraph (c).

(b) For purposes of paragraph (a) above, the instruments denominated in U.S. Dollars in which the Trustee shall invest are the following: U.S. Treasury Certificates, having maturities of no more than 90 days or overnight deposits in debts in charge of or guaranteed by J.P. Morgan Chase Bank, in both cases, through the Dollar Proceeds Account.

(c) For purposes of paragraph (a) above, the instruments denominated in Pesos, in which the Trustee shall invest are the following: securities issued by or guaranteed by the Mexican government, having maturities of no more than 90 days, made directly or by executing reporto transactions or debt instruments issued by Mexican credit institutions with a “AAA” rating (or its equivalent in the domestic scale) granted by Standard & Poor´s

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México, S.A. de C.V. or by Fitch México, S.A. de C.V. by executing de reporto transactions, through the Pesos Proceeds Account, in both cases.

“Peso” means the lawful currency of Mexico.

“Peso Proceeds Account” shall mean the Peso-denominated bank account entitled “Peso Proceeds Account”, to be opened by the Trustee in its name with J.P. Morgan Chase Bank, pursuant to the terms of Clause Seventh of this Agreement.

“Peso Proceeds” shall mean any Peso-denominated proceeds and receipt in Pesos received by any of the Settlors or by the Trustee, from (i) dividends or distributions in connection with the MM Shares received pursuant to Clause Eighth (c)(3); and (ii) any profits from the MM Shares, or other proceeds resulting from a sale, exchange, withdrawal, amortization, redemption, retirement, foreclosure or any other disposition of the MM Shares.

“Proposed Transferee” shall have the meaning set forth in Clause Eleventh.

“Required Number of Shares” shall mean the number of MM Shares from time to time existing as part of the Trust Assets having a Fair Market Value equal to 150% (one hundred and fifty percent) of the Maximum Investor Certificates Principal Secured Amount.

“Second Beneficiaries” shall have the meaning set forth in Preamble (a) hereof.

“Secured Obligations” shall have the meaning set forth in Precedent 4 hereof.

“Secured Parties” shall have the meaning set forth in Preamble (b) hereof.

“Sellers” shall have the meaning set forth in Precedent 1 hereof.

“Series 2003-A Supplement” shall have the meaning set forth in Precedent 1 hereof.

“Settlors” shall have the meaning set forth in Preamble (a) hereof.

“Subsidiaries” shall have the meaning set forth in Precedent 3 hereof.

“TMM Logistics” shall have the meaning set forth in Precedent 1 hereof.

“Trust” shall have the meaning set forth in Clause Second (a) hereof.

“Trust Assets” shall mean any and all assets held by the Trustee hereunder at any time, as set forth in Clause Fifth hereof.

“Trustee” shall mean the credit institution designated in Preamble (c) hereof, and any successor or substitute trustee appointed hereunder.

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“U.S. Dollars” or “Dollars” shall have the meaning set forth in Precedent 1 hereof.

“Voting Guidelines” shall mean the guidelines and principles provided by Annex “D” hereto, which will constitute the principal instructions under which the Trustee shall vote the MM Shares.

Capitalized terms used and defined herein shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references in this Agreement to Clauses, sections, paragraphs and annexes shall be deemed to be references to Clauses, sections paragraphs and annexes of this Agreement, unless the context shall otherwise require. Any and all annexes attached hereto are part of this Agreement. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, unless such phrase otherwise appears.

SECOND. Creation of the Trust. (a) Each of the Settlors hereby creates this Irrevocable Administration and Guaranty Trust (hereinafter referred to as the “Trust”) with the Trustee by irrevocably transferring to the Trustee the ownership of its respective MM Shares in order to secure payment in full of the Secured Obligations.

(b)          The Trustee hereby accepts its appointment as trustee and receives the MM Shares. The execution of this Agreement constitutes evidence of its receipt of each of the MM Shares described paragraph (a) of this Clause Second.

(c)           In order to perfect the transfer of the MM Shares, each Settlor hereby delivers to the Trustee (i) the share certificates representing the MM Shares, duly endorsed in property (endosadas en propiedad) in favor of the Trustee, (ii) a certificate issued by the secretary of the board of directors of Multimodal evidencing that the transfer of the MM Shares has been duly registered in the share registry book of Multimodal, and (iii) a copy of the notation made in the share registry book (Libro de Registro de Acciones) of Multimodal with respect to such transfer of the MM Shares, duly certified by the secretary of the board of directors of Multimodal.

(d)          The parties hereby acknowledge and agree that, in case of a foreclosure procedure upon the Trust Assets pursuant to this Agreement, the proceeds deriving from the sale of the Trust Assets shall be applied as provided in Clause Tenth (b) hereof.

THIRD.  Parties to the Agreement.  (a) The parties to this Agreement are the following:

Settlors:	TMM Holdings, S.A. de C.V. and Inmobiliaria TMM, S.A. de C.V.

Trustee:	Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria.

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First Beneficiary A:	The Bank of New York, as trustee under the Master Trust Agreement, for the benefit of the Investor Certificates Holders.

First Beneficiary B:	The Bank of New York, as trustee under the Indenture, for the benefit of the Noteholders.

Second Beneficiaries:	TMM Holdings, S.A. de C.V. and Inmobiliaria TMM, S.A. de C.V. if any, after the payment in full of the Secured Obligations.

(b)          The appointment of the First Beneficiaries and the Second Beneficiaries hereunder shall be effective on the Execution Date.

FOURTH. Purpose of the Trust.  The purpose of the Trust created hereby is to guarantee and secure the Secured Obligations with the Trust Assets, as provided hereunder, as well as to provide for the management of the Trust Assets by the Trustee as provided for herein.

FIFTH. Trust Assets.  The Trust Assets shall include the following:

(1)          the MM Shares contributed by the Settlors pursuant to Clause Second (a) hereof;

(2)          any Additional MM Shares transferred to this Trust pursuant to Clause Sixth;

(3)          any financial instruments acquired with the Trust Assets and proceeds resulting from such Trust Assets;

(4)          any distributions, proceeds, revenues or profits of, or any assets in substitution of, for any reason, the Trust Assets transferred to the Trustee, as set forth in this Agreement (including, without limitation, any distributions or proceeds, of any nature, made or received by the Trustee pursuant to Clause Eighth (c)(4) with respect to the MM Shares);

(5)          any proceeds, revenues or profits of, or any assets in substitution of, the Trust Assets, that for any reason are transferred to the Trustee, as set forth in this Agreement;

(6)          any rights pertaining to the Trust Assets;

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(7)          any monies maintained in deposit by the Trustee in the Dollar Proceeds Account and in the Peso Proceeds Account from time to time, any Permitted Investments and any proceeds thereof; and

(8)          any other assets and rights that, for any reason or under any circumstance, may be transferred to this Trust after the Execution Date.

SIXTH.  Contribution of Additional MM Shares.  (a) Each Settlor acknowledges and agrees that during the term of this Agreement and until all of the Secured Obligations are paid in full, it shall assign and transfer to the Trustee, from time to time, any Additional MM Shares, it may subscribe and pay or otherwise acquire after the Execution Date. Any Additional MM Shares contributed to the Trust pursuant to this Clause Sixth shall become MM Shares.

(b)          In order to perfect the transfer of the Additional MM Shares to the Trustee pursuant to the foregoing, each Settlor shall deliver to the Trustee, (i) a certificate, substantially in the form of Annex “E” hereto, and (ii) a transfer instrument executed by an Authorized Officer, as soon as possible but no later than ten (10) Business Days after the subscription and payment for or other acquisition thereof, along with (A) the corresponding share certificates or equivalent documents representing the Additional MM Shares, duly endorsed in property (endosadas en propiedad) in favor of the Trustee, (B) a copy of the relevant corporate authorization of Multimodal authorizing the transfer of the Additional MM Shares to the Trustee, if required, (C) a certificate issued by the secretary of the board of directors of Multimodal evidencing that the assignment and transfer of the Additional MM Shares has been duly registered in the share registry book of Multimodal, and (D) a copy of the notation made in the share registry book (Libro de Registro de Acciones) of Multimodal with respect to such assignment and transfer of the Additional MM Shares to the Trustee, duly certified by the secretary of the board of directors of Multimodal.

(c)           The First Beneficiaries hereby expressly and irrevocable waive the right to accelerate maturity of the Secured Obligations and in consequence, will not apply the procedure provided in Clause Tenth herein, solely as the result of the market value of the Trust Assets decreasing in such a way that it becomes insufficient to cover the Secured Obligations pursuant to Article 401 of the LGTOC.

SEVENTH. Dollar Proceeds Account and Peso Proceeds Account.  (a) Within five (5) Business Days after the Execution Date, the Trustee shall open the Dollar Proceeds Account and the Peso Proceeds Account. The Trustee shall maintain such accounts during the term of this Agreement.

(b)           Deposits to and Withdrawals from the Dollar Proceeds Account and the Peso Proceeds Account. The Trustee shall deposit into the Dollar Proceeds Account and the Peso Proceeds Account any Dollar Proceeds and Peso Proceeds (including value added tax thereon) received by the Trustee pursuant to this Agreement. The amounts maintained in the Dollar Proceeds Account and the Peso Proceeds Account shall be part of the Trust Assets for the purposes of this Trust.

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Once any amounts held by the Trustee in the Peso Proceeds Account exceed the equivalent of U.S.$10 million (ten million U.S. Dollars), such amounts shall be immediately converted into U.S. Dollars, in accordance with Clause Twenty Eighth hereof and the Trustee shall deposit such amounts into the Dollar Proceeds Account.

(c)           Investments. The Trustee shall invest any funds in the Dollar Proceeds Account and in the Peso Proceeds Account only in Permitted Investments and credit any proceeds thereof and interest thereon, when received, to the Dollar Proceeds Account and to the Peso Proceeds Account.

EIGHTH. MM Shares.  (a) At all times, unless the Trustee has received from the First Beneficiary A a written notice that a “Rapid Amortization Event” under the Master Trust Agreement has occurred or from the First Beneficiary B a written notice that an “Event of Default” under the Indenture (both of which shall be referred to herein indistinctly as a “Default”) has occurred and is continuing (a “Default Notice”) instructing the Trustee to revoke the power-of-attorney referred to in this paragraph (a), the Trustee shall allow each of the Settlors to exercise any voting, corporate and other rights pertaining to the MM Shares in the name and on behalf of the Trustee, and each of the Settlors shall exercise such rights in a manner consistent with the Voting Guidelines. For such purposes, within a term of ten (10) Business Days after the Execution Date, the Trustee shall grant a revocable special power-of-attorney in favor of each Settlor, substantially in the form of Annex “F” hereto. The Trustee shall not be liable for the exercise of the authorities granted in such revocable power of attorney.

(b)           During the term of this Agreement and unless the Trustee has received from either of the First Beneficiaries a Default Notice, each of the Settlors shall be permitted to receive directly all cash, dividends or distributions paid in respect of, or payments in respect of the purchase, redemption, or other retirement or acquisition for value of, the MM Shares, except otherwise as provided for in the Indenture and in the Master Trust Agreement.

(c)           Without prejudice of the provisions of Clause Tenth hereof, when the Trustee receives from either of the First Beneficiaries a Default Notice instructing the Trustee to revoke the powers-of-attorney granted hereunder in favor of each of the Settlors:

(1)          The Trustee shall, no later than the Business Day following receipt of the Default Notice, notify each of the Settlors in writing of such Default Notice.

(2)          The Trustee shall immediately revoke the power-of-attorney granted to each of the Settlors pursuant to paragraph (a) above, and all voting, corporate and other rights granted to each of the Settlors with respect to the MM Shares according to paragraph (a) shall cease, and from such date on, the Trustee shall exercise the voting rights pertaining to the MM Shares pursuant to the Voting Guidelines.  In no event shall the revoking of the powers-of-attorney granted to each of the Settlors be carried out by the Trustee later than the second Business Day following receipt by

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the Trustee of a Default Notice, in the understanding the nothing will prevent the Trustee from revoking such powers-of-attorney on a later date. In case the Trustee (i) is not certain or convinced about the manner in which the MM Shares should be voted in connection with a certain specific matter on the agenda of a shareholders’ meeting of Multimodal pursuant to the Voting Guidelines, or (ii) requires the interpretation of the Voting Guidelines, the Trustee may abstain from voting the MM Shares, and request in writing a recommendation by the Consultant Committee on this regard no later than on the second Business Day following the date the agenda of the relevant shareholders’ meeting was notified. The Consultant Committee shall issue a specific recommendation no later than the third Business Day following the request by the Trustee or the Business Day prior to the date of the shareholders meeting.

The Trustee, shall comply at all times with the content of the specific recommendation issued by the Consultant Committee and only if such specific recommendation is evidently contrary to the purpose of this Agreement, may the Trustee make a different decision with respect to how it votes the MM Shares without liability and in such case, it shall be entitled to: (i) consider the specific recommendation of the First Beneficiaries and the Consultant Committee; and (ii) hire an advisor, the fees and expenses of which shall be paid by the Settlors, that it deems appropriate to determine the way of exercising its rights with respect to the MM Shares in the relevant shareholders’ meeting, without incurring any liability for such action. If the Trustee decides to vote the MM Shares in a manner contrary to the recommendation of the Consultant Committee, it shall provide a sufficient written explanation of its reasons for voting in such manner. The written explanation by the Trustee shall be delivered to the First Beneficiaries, with a copy to the Consultant Committee, no later than the third Business Day following the date of the relevant shareholders’ meeting.

The parties to this Agreement hereby expressly acknowledge and agree that the Consultant Committee and its members shall not have any liability relating to the recommendation referred to hereinabove, unless such liability results from its inexcusable negligence, bad faith, or willful misconduct.

(3)          As of the date of the Default Notice, (i) any dividends or distributions paid in cash or in kind in connection with the MM Shares; and (ii) any profits from the MM Shares, whether in cash, or in kind, by negotiable instruments, and/or shares, or other proceeds resulting from a sale, exchange, withdrawal, amortization, redemption, retirement or any other disposition of the MM Shares, shall be received directly by the Trustee and deposited (i) directly to the Peso Proceeds Account, if in Pesos, and (ii) directly to the Dollar Proceeds Account, if in U.S. Dollars, and shall immediately become part of the Trust Assets to secure the payment in full of the Secured Obligations.

(4)          All dividends, distributions and payments that are received by any of the Settlors contrary to the provisions of this Clause Eighth shall be received by the

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Settlors as depositaries and delivered immediately to the Trustee in order to increase the Trust Assets, (i) complying, at all times, with the formalities contained in articles 388 and 389 of the LGTOC, (ii) directly to the Peso Proceeds Account, if in Pesos, and (iii) directly to the Dollar Proceeds Account, if in U.S. Dollars. The delivery of such payments to the Trustee or to the referred account shall not occur later than the Business Day following the receipt by the relevant Settlor.

(d)          When the Trustee receives a written notice from either of the First Beneficiaries that a Default has been waived or cured, if applicable (a “Cure Notice”), and at such time no other Default Notice has been given, the Trustee shall grant new powers-of-attorney in favor of each of the Settlors upon the terms of paragraph (a) above, provided that, the Trustee shall use its best efforts to grant the new powers-of-attorney within the two (2) Business Days following the receipt of the Cure Notice by the First Beneficiaries, it being understood that in no event shall such actions be carried out by the Trustee later than the second Business Day following receipt by the Trustee of the Cure Notice.

(e)           All payments of cash received in respect of the Trust Assets pursuant to Clause Eighth (c) above, whether in payment of dividends or distributions paid on, or profits from the MM Shares or otherwise, shall immediately become part of the Trust Assets and deposited (i) directly to the Peso Proceeds Account, if in Pesos, and (ii) directly to the Dollar Proceeds Account, if in U.S. Dollars, except as otherwise expressly set forth herein; provided that if pursuant to (x) the Master Trust Agreement, such cash is to be applied by Grupo TMM in connection with payment of the Investor Certificates, or (y) the Indenture, such cash is to be applied by Grupo TMM in connection with a redemption of Notes, an offer to purchase Notes or an Excess Proceeds Offer, then, in either case, the First Beneficiaries shall instruct in writing to the Trustee to cause to be released such cash from the Trust Assets and deliver the same as provided in such instructions, in which the First Beneficiaries shall certify to the Trustee that such transfer and delivery shall not contravene any provision of the Master Trust Agreement or the Indenture, as the case may be; provided that in all events such cash shall be distributed in accordance with the priorities and subject to the limitations contained in Clause Eleventh hereunder.

NINTH. Covenants of the Settlors. So long as any of the Secured Obligations shall remain outstanding and this Agreement is in full force and effect, each of the Settlors shall:

(1)          At all times, at its own expense, defend the rights arising out of each of the Trust Assets contributed by it hereunder against any claims or demands of any person, provided that the Trustee shall have granted sufficient powers and authority to such Settlor and unless otherwise instructed in writing by the Trustee or the First Beneficiaries at any time after the delivery of a Default Notice. For such purposes, the Trustee shall, within ten (10) Business Days following the Execution Date, grant a general revocable power-of-attorney to each Settlor with sufficient power, including general authorities for lawsuits and collections (pleitos y cobranzas) in order for each Settlor to defend any and all of the rights derived from each of the Trust Assets against any claim or demand, in the form of Annex “G” hereto. Each Settlor hereby agrees that, in the event the authorities granted to it by

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the Trustee pursuant to this paragraph (1) are insufficient for purposes of defending the Trust Assets as provided for hereunder, the Settlor shall immediately notify the Trustee in writing (with a copy to the First Beneficiaries) of such situation in order for the Trustee to grant the necessary additional powers and authorities to it.

The Trustee and the First Beneficiaries agree (at the expense of the Settlors) to cooperate with each Settlor, upon written request by any Settlor, in any of the proceedings mentioned in the preceding paragraph, or in any other procedure that may arise with regards to the defense of the Trust Assets.

(2)           Contribute any Additional MM Shares to this Trust, as provided in Clause Sixth hereof.

(3)           If any amount payable to any Settlor in connection with the MM Shares pursuant to Clause Eighth (c) above, shall be or become evidenced by any negotiable instrument, commercial letter of credit or similar document, such Settlor shall deliver such negotiable instrument, commercial letter of credit or similar document to the Trustee immediately upon receipt thereof, duly endorsed in property (endosado en propiedad) (if permitted by applicable law), or otherwise it shall transfer it to this Trust, to be held by the Trustee as part of the Trust Assets hereunder.

(4)           Immediately deliver to the Trustee, pursuant to Clause Eighth (c)(4) herein, all payments that are received by any of the Settlors contrary to the provisions of this Agreement, the Indenture or the Master Trust Agreement.

(5)           Not sell, assign, trade, exchange, encumber or otherwise dispose of, or transfer all or part of the Trust Assets, except as permitted by this Agreement, the Indenture and the Master Trust Agreement.

(6)           Not create or permit to exist any liens, security interests, guarantees, charges, encumbrances, warrants, third party rights or other ownership limitations over the Trust Assets other than those permitted by this Agreement, the Indenture or the Master Trust Agreement.

TENTH.  Foreclosure Procedure.  (a) Sale of Trust Assets.  Without limiting the other rights of the First Beneficiaries hereunder, including Clause Eighth hereof, if either of the First Beneficiaries provide the Trustee with a Foreclosure Request (as defined below) instructing the Trustee to exercise the remedies available to it under this Clause Tenth, then the Trustee shall proceed in accordance with the following foreclosure procedure which is hereby agreed upon by the parties hereto, based on Article 403 of the LGTOC:

(i)  if the Trustee receives a written foreclosure request from either of the First Beneficiaries in the form of the foreclosure request attached hereto as Annex “H” (hereinafter, the “Foreclosure Request” and, the date such request is delivered to the Trustee, hereinafter, the “Date of the Foreclosure Request”) containing a

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description of the Default that has occurred and as a result of which, either of the First Beneficiaries shall have requested the Trustee to sell the Trust Assets to satisfy all or part of the Secured Obligations, then the Trustee shall proceed to sell the Trust Assets as provided below;

(ii)  the Trustee shall give notice of the Foreclosure Request (which will include a copy of the Foreclosure Request) by courier to each Settlor, and to the First Beneficiary that did not issue the Foreclosure Request, to the domicile indicated herein and by facsimile to the numbers indicated herein, within two (2) Business Days after the receipt by the Trustee of the Foreclosure Request;

(iii)  the Settlors shall have five (5) Business Days, from the date of receipt of the notice from the Trustee mentioned in paragraph (ii) above, to deliver to the Trustee evidence that the Default mentioned in the Foreclosure Request has been cured, remedied or waived, or evidence of novation, term extension or payment in full of the relevant Secured Obligations (and the Trustee must request the applicable First Beneficiary to provide a written confirmation within such five (5) Business Day period that the Default has been so cured, remedied or waived or that the relevant Secured Obligations have been subject to novation, term extension or payment in full);

(iv)  in the event that (a) the Settlors fail to deliver the evidence mentioned in paragraph (iii) above within the time period specified therein, or (b) the Settlors deliver such evidence and either of the First Beneficiaries indicates in writing to the Trustee that it does not concur with such evidence that the Default has been so cured, remedied or waived or that the relevant Secured Obligations have been subject to novation, term extension or payment in full, the Trustee shall immediately proceed to sell the Trust Assets as instructed in writing by either of the First Beneficiaries, and as set forth in this Clause;

(v)  the Trustee shall appoint and retain an Investment Bank pursuant to paragraph (d) below, to (i) organize and coordinate the bidding process contemplated herein, (ii) prepare all relevant documentation, (iii) prepare the Foreclosure Appraisal, and (iv) carry out the foreclosure procedure pursuant to this Clause Tenth;

(vi) the Investment Bank shall commence preparing the foreclosure appraisal for the Trust Assets (the “Foreclosure Appraisal”) as soon as it is duly provided with the required information from Multimodal by the Settlors. The Investment Bank shall issue the Foreclosure Appraisal as soon as practicable, and shall describe in detail the methodology used in the preparation of the Foreclosure Appraisal, which except for manifest error, shall be final, conclusive and binding on the parties. All the fees, costs and expenses related to the Foreclosure Appraisal shall be paid in full out of the proceeds from the sale of Trust Assets (as contemplated by Clause Tenth (b) (ii) below);

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(vii)  the Settlors hereby agree to, and to cause Grupo TMM, to timely produce and deliver to the Trustee and to the Investment Bank such information (legal, financial or otherwise) reasonably requested in writing by any of them to the Trustee, which may be necessary or convenient for a potential bidder to make an informed offer; provided that, the Investment Bank may also obtain such information from other sources. In any event, the complete information referred to in this paragraph must be delivered by the Settlors no later than fifteen (15) days following the delivery of the request by the Trustee;

(viii)  at the written request of the Investment Bank, the Trustee shall issue and/or publish such invitations and notices to potential bidders indicating the Foreclosure Appraisal of the Trust Assets, hold meetings with such potential bidders and take the actions requested by either of the First Beneficiaries or the Investment Bank, in connection with the submittal of bids, provided that no public notice shall be required in connection with any proceedings under this Clause and provided further, that all notices to bidders shall expressly state that the Trustee reserves the right to suspend or cancel the bidding process at any time without liability to the Trustee or any of the parties hereto. The costs and expenses derived from the actions provided in this paragraph shall be charged to the Trust Assets;

(ix) the Investment Bank shall identify potential bidders and conduct any pre-qualification process of potential bidders and advise the Trustee and the First Beneficiaries of the results thereof;

(x)  the bidders shall submit their offers in writing and in a sealed envelope to the Trustee, on the date and time established in the relevant notice, and, if so requested in such notice, together with a stand-by letter of credit issued by a recognized banking institution or a certified check issued in favor of the Trustee in an amount and upon terms determined by the Trustee (at the request of the Investment Bank) to guarantee the performance of their bid;

(xi)  the Trustee shall open the envelopes in the presence of the bidders (unless they choose not to be present), the Investment Bank and a notary public, on the date and time set for such purposes;

(xii)  the Investment Bank shall designate, as the winning bidder, the bidder that submitted the proposal which, as determined by the Investment Bank, offers the best terms as to, including, but not limited to price, conditions and certainty of payment to be credited against the then outstanding Secured Obligations in accordance with the terms of this Agreement, it being understood that such determination by the Investment Bank, if not objected by the First Beneficiaries (acting jointly), shall be considered conclusive and irrevocable for all legal purposes;

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(xiii)  the winning bidder shall pay to the Trustee the purchase price for the Trust Assets, and the Trustee shall transfer the Trust Assets upon such payment, within fifteen (15) Business Days after designation of the winning bidder;

(xiv)  in the event that the winning bidder fails to pay the purchase price within such fifteen (15) Business Day period, the stand-by letter of credit or certified check delivered thereby, as the case may be, shall inure to the benefit of the Trust Assets and shall be applied to pay the Secured Obligations in accordance with the terms of this Agreement, as provided in this Clause;

(xv)  upon expiration of the fifteen (15) Business Day period referred in paragraph (xiii) above without the proposed purchase price being paid, the Trustee, within the following three (3) Business Days, shall notify the bidder who, as determined by the Investment Bank, offered the second best terms, conditions and certainty of payment; if such bidder maintains its initial offer, it shall be granted a period of time (as determined by the Investment Bank) to pay the purchase price to the Trustee; if the second best bidder does not maintain its offer, the Trustee shall continue contacting all bidders in the order of highest to lowest offers, following the procedure specified above; and

(xvi)  if the sale of the Trust Assets is not made to any of the bidders pursuant to the procedures specified above, the Trustee shall undertake a new bidding process following the foregoing steps, until the sale of the Trust Assets is completed.

For purposes of this paragraph (a), the parties hereby agree that (1) the First Beneficiaries (acting jointly) may, at any time during such proceeding, instruct the Trustee in writing to either suspend or cancel such proceeding or to not accept any bid submitted by any bidder and (2) the applicable First Beneficiary shall be obligated to instruct the Trustee to cancel the foreclosure proceeding contemplated herein if, at any time during such proceeding, the Default is cured, remedied or waived, or if the then outstanding Secured Obligations with respect to which the Default exists are satisfied in full, subject to the provisions of paragraph (b) below, which shall be confirmed by the applicable First Beneficiary to the Trustee in writing. The Trustee shall not assume any liability if such proceeding was suspended at the First Beneficiaries’ instructions and shall be indemnified by the Settlors or with the proceeds of the Trust Assets, in the event it is sued by any participant to the bidding process described herein, by any bidder or other person as consequence of the cancellation of this process, except for willful misconduct or inexcusable negligence by the First Beneficiaries.

(b)           Application of Sale Proceeds.  The proceeds from the sale of the Trust Assets pursuant to paragraph (a) above shall be delivered to the Trustee, who shall proceed as instructed in writing by the First Beneficiaries provided that such proceeds shall be applied by the Trustee in the following order of priority:

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(i)            FIRST, to the payment (or allocation for payment) of all taxes due by the Settlors as a result of the sale of the Trust Assets in accordance with the provisions of paragraph (a) of this Clause, but only to the extent such taxes have to be withheld by the Trustee in accordance with Mexican tax laws and regulations;

(ii)           SECOND, after payment (or allocation for payment) of all amounts due in respect of priority FIRST above, to the payment of all reasonable and documented expenses and commissions (plus applicable value added taxes) incurred in connection with the sale of the Trust Assets, including, without limitation, any expenses, fees or commissions reasonably charged or incurred by the Trustee, the First Beneficiaries and the Investment Bank, if any such expenses, fees or commissions have not been paid by the Settlors or their respective affiliates;

(iii)          THIRD, after payment (or allocation for payment) of all amounts due in respect of priority FIRST and SECOND above, if at the time the proceeds are to be applied, the Investor Certificates Obligations have been accelerated or are otherwise due and payable, to the payment in full of the Investor Certificates Obligations or, if at the time the proceeds are to be applied the Investor Certificates Obligations have not been accelerated or are not otherwise due and payable, to deposit such proceeds in the Dollar Proceeds Account or in the Peso Proceeds Account, as applicable, to create a reserve for the benefit of the First Beneficiary A with respect to the Investor Certificates Obligations; provided that the portion of such proceeds to be (x) paid as principal pursuant to this paragraph (iii), shall not exceed the Maximum Investor Certificates Principal Secured Amount; or (y) deposited pursuant to this paragraph (iii) shall not exceed the amount of the aggregate proceeds multiplied by a fraction, the numerator of which is the Required Number of Shares as last determined prior to such foreclosure, and the denominator of which is the total number of MM Shares; and after payment of the Investor Certificates Obligations, the remainder of such proceeds that have been deposited in the Dollar Proceeds Account and/or the Peso Proceeds Account shall be applied in accordance with paragraphs (iv) and (v) below; provided, that the principal amount paid thereunder shall not exceed the Maximum Investor Certificates Principal Secured Amount;

(iv)          FOURTH, after payment (or allocation for payment) of all amounts due in respect of priorities FIRST through THIRD above, if at the time the proceeds are to be applied, the Notes Obligations have been accelerated or are otherwise due and payable, to the payment in full of the Notes Obligations or, if at the time the proceeds are to be applied, the Notes Obligations have not been accelerated or are otherwise not due and payable, to deposit in the Dollar Proceeds Account or in the Peso Proceeds Account, as applicable, to create a reserve for the benefit of the First Beneficiary B with respect to the Notes Obligations;

(v)           FIFTH, after payment (or allocation for payment) of all amounts due in respect of priorities FIRST through FOURTH above (including payment in full of the Secured Obligations), to the payment of any fees, expenses and indemnifications

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pending to be paid to the Trustee under this or any related agreement or to an Indemnified Party under Annex “D” hereto; and

(vi)          SIXTH, after payment (or allocation for payment) of all amounts due in respect of priorities FIRST through FIFTH above (including payment in full of the Secured Obligations), any remaining amounts shall be delivered to the Settlors, pursuant to the joint instructions of the Settlors.

Notwithstanding the above, if the proceeds from the sale of the Trust Assets pursuant to paragraph (a) above are not sufficient to pay in full (or to allocate for payment of) the amounts described under priorities FIRST, SECOND, THIRD and FOURTH above, including the reserves created pursuant to paragraphs (iii) and (iv) above, the payment of (or allocation for payment of) the amounts described under priorities FIRST and SECOND above, shall be allocated between the First Beneficiary A and the First Beneficiary B, pro rata, determined on the basis of the amounts paid or reserved in favor of the First Beneficiary A and the First Beneficiary B under priorities THIRD and FOURTH above.

The provisions contained in this Clause Tenth shall not be interpreted as a waiver from the Trustee with respect to any amounts owed or otherwise payable to the Trustee, described in priority FIFTH above.

(c)           Application of Cash. Each of the Settlors hereby expressly acknowledges and agrees that, upon the existence of a Default, the Trustee may, and at the written request of the relevant First Beneficiary, shall, apply all or any part of the cash deposited in the Dollar Proceeds Account and in the Peso Proceeds Account, including the reserves created pursuant to paragraphs (b)(iii) and (b)(iv) above, to pay Investor Certificate Obligations or Notes Obligations, as applicable pursuant to the terms and subject to the priorities set forth in paragraph (b) above.

(d)          Instructions.  The parties agree that the First Beneficiaries (acting jointly), shall be exclusively entitled to initiate, suspend or cancel the foreclosure procedure contemplated in this Clause and to instruct the Trustee with respect thereto. As to any matters not expressly contemplated in respect of the foreclosure procedure contemplated herein, the Trustee shall act only pursuant to the written instructions of the First Beneficiaries.

(e)           Designation of the Investment Bank; Foreclosure Appraisal. Unless otherwise instructed by the First Beneficiaries (acting jointly), the Trustee shall appoint and retain an Investment Bank from the ones contained in the following list, in the order of priority set forth in such list: (i) J.P. Morgan Securities, (ii) Bear Stearns & Co., (iii) Credit Suisse First Boston Corporation, (iv) Houlihan Lokey Howard & Zukin Capital, (v) Lehman Brothers, (vi) Merrill Lynch & Co; or (vii) Morgan Stanley & Co., or their respective successors (as appointed, the “Investment Bank”); provided, that no such entity shall serve as the Investment Bank hereunder if it is currently performing, or in the six (6) months preceding such appointment has performed, investment banking services for Grupo TMM or its affiliates or to the holders of the Investor Certificates.

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(f)           Foreign Investment, Antitrust Provisions and Existing Restrictions. The parties hereto acknowledge and agree that, during the foreclosure upon the MM Shares under this Clause Tenth, the parties shall observe and comply with the applicable provisions of Mexican law relating to (i) foreign investment that set forth certain provisions and limitations relating to foreign participation, and (ii) antitrust matters. The parties shall also comply with all applicable Existing Restrictions. Furthermore, each of the Settlors agrees to use its best efforts in order to obtain any necessary and proper authorizations required for the sale of the MM Shares under this Agreement, and for such purpose, the Settlors shall authorize the Trustee to take all such actions in the name of the Settlors as may be necessary or desirable in the Trustee’s sole discretion to effect such foreclosure; provided that, notwithstanding the foregoing, nothing in this Agreement shall deprive the Trustee of the power and authority to conclude the sale of the MM Shares if so instructed by the First Beneficiaries, including without limitation, the failure to comply with the Existing Restrictions.

(g)          No Liability.  Neither the First Beneficiaries nor the Trustee agrees to assume, nor shall either assume, any responsibility or liability of any nature, express or implied, with respect to the accuracy or completeness of the information delivered by any of the Settlors or its affiliates to potential bidders in connection with the sale of the Trust Assets.

(h)          Value Added Taxes and Other Taxes.  The purchaser of all or a portion of the Trust Assets pursuant to the foregoing, shall pay to the Trustee any applicable value added taxes and any other applicable taxes that arise as a result of the transfer of the Trust Assets, which the Trustee will deliver to the Settlors.  The Settlors shall file the corresponding tax returns and make payments to the tax authorities in accordance with applicable law. If the relevant Settlor does not comply with the obligations contained above and, as a result, the Trustee is formally demanded by the competent authorities to make any of such payments to the tax authorities, the Trustee shall make the corresponding payments with the proceeds of the Trust Assets with no liability whatsoever. The Settlors, jointly and severally shall defend and hold harmless the Trustee from any liabilities and damages related to such tax payments (including reasonable attorneys’ and tax advisors’ fees) derived from the execution or compliance with this Clause.

(i)            Cross Default.  The parties hereby expressly acknowledge and agree that the foreclosure upon the Trust Assets pursuant to this Clause Tenth by any of the First Beneficiaries shall constitute a default of the Secured Obligations for the other First Beneficiary and, consequently, if the other of the Secured Obligations have been accelerated or are otherwise due and payable, it shall entitle both First Beneficiaries to receive the payment in full of their relevant Secured Obligations. If the foreclosure upon the Trust Assets is waived or rescinded by the First Beneficiary that initiated the foreclosure pursuant to this Clause Tenth, the default of the Secured Obligations for the other First Beneficiary shall be considered cured; provided that such default was a consequence of the provisions of this paragraph (i).

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(j)            Other Procedures. The parties hereto acknowledge that the First Beneficiaries (acting jointly) hereby reserve the right to pursue any foreclosure procedure to enforce its rights under this Agreement through any other legal procedure available to it under applicable law.

Notwithstanding the above, each of the parties hereto acknowledges and agrees that the Settlors shall have the right, at any time prior to the completion of the foreclosure (but not later than any time that could delay or impede such foreclosure), to pay in full the Secured Obligations or to designate a Person to make such payment.  In such case, any and all costs and expenses derived from any actions related to the foreclosure pursuant to this Clause Tenth taken by the First Beneficiaries or Trustee or any third party participating in the bid of the Trust Assets, shall be borne exclusively by the Settlors.

Pursuant to Article 403 of the LGTOC, each Settlor hereby expressly acknowledges and agrees to the terms and conditions set forth in this Clause Tenth, regarding the non-judicial foreclosure procedure conveyed by the parties to this Agreement.

TMM Holdings, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

By: Javier Segovia Serrano Title: Attorney-in-fact	By: Javier Segovia Serrano Title: Attorney-in-fact

By: Horacio Reyes Guzmán Title: Attorney-in-fact	By: Horacio Reyes Guzmán Title: Attorney-in-fact

ELEVENTH.  Voluntary Sale of MM Shares. At all times, unless the Trustee has received from either of the First Beneficiaries a Default Notice, the parties acknowledge that Grupo TMM and the Settlors may propose in writing to the First Beneficiaries the sale of the MM Shares to a third party (the “Proposed Transferee”). Following such proposal, the First Beneficiaries shall jointly instruct the Trustee in writing, if such sale is permitted or allowed under the Indenture and the Master Trust Agreement, which shall be certified to the Trustee by the First Beneficiaries in such instruction, to take all necessary actions to consummate such sale to the Proposed Transferee; provided, that, the Trustee shall have no obligation to ascertain whether such sale is permitted or allowed by the Indenture or the Master Trust Agreement. The Trustee shall apply the proceeds of such sale as instructed in writing by the First Beneficiaries, provided that such proceeds shall be applied by the Trustee as required by the Master Trust Agreement and the Indenture, in the following order of priority:

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(i)            FIRST, to the payment (or allocation for payment) of all taxes due by the Settlors as a result of the sale of the MM Shares in accordance with the provisions of paragraph this Clause Eleventh, but only to the extent such taxes have to be withheld by the Trustee in accordance with Mexican tax laws and regulations;

(ii)           SECOND, after payment (or allocation for payment) of all amounts due in respect of priority FIRST above, to the payment of all reasonable and documented expenses and commissions (plus applicable value added taxes) incurred in connection with the sale of the MM Shares, including, without limitation, any expenses, fees or commissions reasonably charged or incurred by the Trustee and the First Beneficiaries, if any such expenses, fees or commissions have not been paid by the Settlors or their respective affiliates;

(iii)          THIRD, after payment (or allocation for payment) of all amounts due in respect of priority FIRST and SECOND above, to the payment in full of the Investor Certificates Obligations, pursuant to the terms of the Master Trust Agreement, provided that the principal amount paid thereunder shall not exceed the Maximum Investor Certificates Principal Secured Amount;

(iv)          FOURTH, after payment (or allocation for payment) of all amounts due in respect of priorities FIRST through THIRD above, to the payment in full of the Notes Obligations, pursuant to the terms of the Indenture;

(v)           FIFTH, after payment (or allocation for payment) of all amounts due in respect of priorities FIRST through FOURTH above (including payment in full of the Secured Obligations), to the payment of any fees, expenses and indemnifications pending to be paid to the Trustee under this or any related agreement or to any Indemnified Party under Annex “D” hereto; and

(vi)          SIXTH, after payment (or allocation for payment) of all amounts due in respect of priorities FIRST through FIFTH above (including payment in full of the Secured Obligations), any remaining amounts shall be delivered to the Settlors, pursuant to the joint instructions of the Settlors.

Notwithstanding the above, if the proceeds from the sale of the Trust Assets pursuant to this Clause Eleventh above are not sufficient to pay in full (or to allocate for payment of) the amounts described under priorities FIRST, SECOND, THIRD and FOURTH above, the payment of (or allocation for payment of) the amounts described under priorities FIRST and SECOND above, shall be allocated between the First Beneficiary A and the First Beneficiary B, pro rata, determined on the basis of the amounts paid in favor of the First Beneficiary A and the First Beneficiary B under priorities THIRD and FOURTH above.

Further, notwithstanding the above, if the proceeds from the sale of the MM Shares pursuant to this Clause Eleventh above shall consist of securities or property other than cash, such non-cash Proceeds shall become part of the Trust Assets.

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The provisions contained in this Clause Eleventh shall not be interpreted as a waiver from the Trustee with respect to any amounts owed or otherwise payable to the Trustee, described in priority FIFTH above.

TWELFTH. Legal Obligations.  (a)  Pursuant to Article 400 of the LGTOC, the parties hereto expressly acknowledge and agree that (i) the Trustee will possess the Trust Assets during the term of this Agreement, and the costs and expenses necessary for the conservation, administration and collection of the rights derived therefrom will be paid by the Settlors.

THIRTEENTH. Trustee’s Liability; Protection of the Trust Assets. (a)  The Trustee agrees to manage the Trust Assets, according to the terms of this Agreement, to comply with its obligations and to exercise its rights hereunder pursuant to the terms hereof and as a good pater familiae, according to Mexican law.

(b)  Subject to paragraph (g) below, the parties hereto agree that the Trustee will not be liable for any act or omission, including, without limitation, the failure to receive written instructions that are not delivered in accordance with the terms of this Agreement, of any other party to this Agreement or of any third party that may result in the failure to achieve the purposes set forth in this Agreement, except as a result of negligence, bad faith or willful misconduct of the Trustee.

(c)  Should the Trust Assets be insufficient to satisfy the Secured Obligations, the Trustee shall have no responsibility to make any contributions to this Trust or to make any payments in respect of the Secured Obligations. The parties agree that the Trustee shall not assume any personal payment liabilities with its own assets, and its liability hereunder is limited to satisfying or paying liabilities arising hereunder out of the assets or rights held in trust, up to the amount of the Trust Assets, except in the event of its inexcusable negligence, bad faith or willful misconduct.

(d)  If the Trustee shall receive a judicial or other notice or claim with respect to this Trust or the Trust Assets, or if the Trustee shall have knowledge of any fact that may affect legal title to the Trust Assets, the Trustee shall advise the Settlors and the First Beneficiaries in writing and forward a copy of any such notice or a description of any such fact to the Settlors and to the First Beneficiaries, no later than the Business Day following the day such notice shall have been received or the day on which the Trustee shall have acquired such knowledge, as the case may be.

Without limiting the foregoing, the Settlors shall (i) concurrently give to the Trustee copies of all notices in respect of Trust Assets given by Settlors to either of the First Beneficiaries pursuant to the Indenture and the Master Trust Agreement, and (ii) if applicable, advise the Trustee in writing of the person selected by Settlors to be in charge of exercising the rights or carrying out the defense (with the express consent of the First Beneficiaries to the extent otherwise required herein or in the Indenture or in the Master Trust Agreement) of the Settlors in respect of the subject matter of such notice, provided

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that the failure to provide to the Trustee a copy of a notice properly delivered to the First Beneficiaries or of the name of such person shall not be a separate Default under the Indenture, the Master Trust Agreement or this Agreement.  Upon receipt of the name of such person the Trustee shall grant the necessary powers of attorney pursuant to Clause Ninth (1) hereof. In these cases, the Trustee shall not be liable for the performance of the appointed person, nor for the corresponding fees and expenses, but it shall grant the necessary powers of attorney and documents and carry out any necessary actions related to the above.

(e)  Upon the occurrence of the events mentioned in the preceding paragraph, the Trustee shall have the obligation to grant to the Settlors the necessary powers-of-attorney to defend the Trust Assets against any legal claims, pursuant to the terms of Clause Ninth (1), unless, prior to the occurrence and continuance of a Default, the Settlors, and upon the occurrence and during the continuance of a Default, the First Beneficiaries instruct the Trustee in writing to grant such powers-of-attorney to a different person in connection with such defense. The Trustee shall not be liable for the acts of the attorneys-in-fact appointed by it in accordance with this Agreement or for the payment of the relevant fees and expenses, which payment shall be paid by the Settlors.

(f)  Should an action be necessary to protect and maintain title to the Trust Assets, the Trustee shall be obligated to initiate any immediate action, as soon as practicable, and as required to protect the Trust Assets, and all the costs and expenses shall be charged to funds existing as part of the Trust Assets; it being understood, that the Settlors agree to deliver to the Trustee, as soon as practicable and as applicable, the necessary funds, and to reimburse all reasonable and documented costs and expenses incurred by the Trustee in connection with the initiation of the aforementioned action, in order for the Trustee to continue with such action.

(g)  The Trustee shall not be liable for any action it takes pursuant to the written instructions, notifications and/or notices given to it by the First Beneficiaries or the Second Beneficiaries, as the case may be, to the extent any such party is entitled to give instructions to the Trustee, in accordance with this Agreement and its Annexes; the Trustee shall be liable if acting with negligence, bad faith or willful misconduct or contrary to the provisions of this Agreement.

(h)          The Trustee shall not be liable for the assets of the Trust Assets which are not placed into Trust with the Trustee pursuant to the terms of this Agreement.

(i)  Notwithstanding any other limitations to the Trustee’s liability hereunder, the parties hereto agree that the Trustee shall not be liable for, or have any duty to ascertain, verify or inquire into any of the following:

(1)           any statement or recital hereunder made by the First Beneficiaries or the Second Beneficiaries;

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(2)           the contents of any certificate, report or other document delivered hereunder or in connection herewith by the First Beneficiaries or the Second Beneficiaries;

(3) the performance and compliance by, the First Beneficiaries or the Second Beneficiaries of any of their covenants or agreements set forth herein;

(4) the validity, enforceability, effectiveness or genuineness of the Indenture or the Master Trust Agreement or any agreements relating thereto or to the MM Shares, or the possession, identification, management and use of the assets assigned and transferred by the Settlors to the Trustee pursuant to Clause Second and Sixth hereof; and

(5) the occurrence and continuance of any Default as determined by the First Beneficiaries or if any Default has been cured to the satisfaction of the First Beneficiaries.

FOURTEENTH.  Indemnity. Each of the Settlors hereby agrees, whether or not the transactions herein contemplated are consummated, to jointly and severally indemnify and hold harmless the Trustee, the First Beneficiaries, and each of their respective trustee delegates, officers, directors, employees, representatives, attorneys, and agents (collectively, the “Indemnified Persons”) from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs and expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, or in connection with any investigation, litigation or other proceeding or inquiry (whether or not such Indemnified Person is a party thereto), in each case, related to the entering into and/or performance of any provision of this Agreement or the consummation of any transactions contemplated herein, including, without limitation, the payment or restitution of any damages that any Indemnified Person may have suffered as a result of its participation in any of the transactions contemplated herein, as well as the reasonable and documented fees and disbursements of counsel selected by such Indemnified Person incurred in connection with any such investigation, litigation or other proceeding or in connection with enforcing the provisions of this Clause Fourteenth (but excluding any such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses, fees and disbursements to the extent incurred by reason of the inexcusable negligence, bad faith or willful misconduct of the Indemnified Person, as determined in a final non-appealable judgment by a court of competent jurisdiction).

FIFTEENTH.  Mandatory Provision Regarding the Trustee’s Liability.  Pursuant to Article 106, XIX, b) of the Law of Credit Institutions, the Trustee represents that it has explained clearly and without doubt to the parties hereto, the terms, legal meaning and consequences of such Article, which reads as follows:

“ARTICLE 106.  Credit institutions shall be prohibited to:

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XIX.        When entering into the operations referred to in section XV of article 46 of this Law:

(b)  To respond to the Settlors, principals or agents, of any breach by the debtors, for loans granted thereto, or on behalf of issuers, for securities acquired, unless it is due to their fault, as set forth in the last paragraph of article 391 of the General Law on Negotiable Instruments and Credit Operations, or to guarantee obtaining certain returns in connection with funds, the investment of which is requested therefrom.

If upon termination of the trust agreement, mandate or agency established to grant loans, any such loans shall have not been repaid by the debtors, the institution shall transfer them to the settlor or the beneficiary, as the case may be, or to the representative or agent, without repaying any outstanding amounts.

Any agreement contrary to what is set forth in the two preceding paragraphs shall not have legal validity.

In any trust agreements, mandates or agencies, the prior paragraphs shall be inserted conspicuously as well as a representation from the institution to the effect that it has, clearly and without doubt, made its meaning be known to the persons from which it has received assets for investment.”

SIXTEENTH.  Replacement of the Trustee. (a) Subject to paragraph (d) below, the Trustee may resign as trustee hereunder by means of a written notice delivered to the Settlors and the First Beneficiaries at least ninety (90) calendar days prior to the effective date of its resignation. Subject to paragraph (c) below, the Trustee may be removed, with or without cause, by means of written notice delivered by the First Beneficiaries at least ten (10) calendar days in advance.

(b)          If the Trustee shall cease to act as trustee under this Agreement due to an anticipated termination of its duties in accordance with paragraph (a) above, the Trustee shall prepare account statements, balances and accounts related to the Trust Assets, which shall be delivered within thirty (30) calendar days following its delivery of notice to the Settlors and the First Beneficiaries or within ten (10) calendar days following its receipt of notice from the First Beneficiaries.

(c)           The First Beneficiaries shall be entitled to appoint any successor Trustee; provided that, so long as no Default shall have occurred and be continuing, the Settlors shall have given its written consent to any such appointment within the ten (10) calendar days following the date the Settlors shall have received notice of such appointment, which consent may not be unreasonably withheld and which consent shall be deemed given if the Settlors do not object to such appointment within the above mentioned period.

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(d)          The First Beneficiaries and the Settlors shall make their best efforts to replace the Trustee during the ninety (90) or ten (10) calendar day terms provided in paragraph (a) above, as the case may be. Consequently, the Trustee agrees that, in case of its resignation, the Trustee shall continue acting as trustee pursuant to the terms of this Agreement until a successor trustee has been appointed, provided such appointment takes place during the ninety (90) or ten (10) calendar day period set forth in paragraph (a) above.

(e)           Any successor trustee shall have the same rights and obligations as the Trustee hereunder and shall be deemed the “Trustee” for all purposes of this Agreement.

SEVENTEENTH. Fees and Expenses of the Trustee.  The Settlors agree to pay to the Trustee the fees specified in Annex “I” hereto, and all reasonable and documented out-of-pocket costs and expenses incurred or paid thereby in connection with the execution, administration, compliance with and discharge of its obligations hereunder, and the Trustee agrees to issue the relevant invoice to the Settlors against such payment.

EIGHTEENTH. Taxes.  Any and all taxes (including, without limitation, any income taxes, applied through a withholding or in any other manner, sales taxes, value added taxes, property taxes and asset taxes), contributions, fees, duties or assessments, of any nature, imposed on or with respect to the Trust Assets, this Trust or in connection with the compliance by the Trustee with the purposes of this Trust shall be payable by the Settlors, depending on the person obligated to pay such taxes, provided that the Trustee shall not be responsible for the calculation, withholding and payment of any taxes, contributions, fees, duties or assessments except if required by applicable law. Notwithstanding the foregoing, in no event shall any of the Settlors be liable under this Clause Eighteenth for any tax, contribution, fee, duty or assessment, imposed on the Trustee in its individual capacity, as opposed to its capacity as administrator of the Trust Assets, or calculated based on income received by the Trustee for its own account.

In the event the Settlors do not comply with their respective obligations contained in this Agreement, and the Trustee is formally requested by the competent authorities to make any of the payments contemplated herein, the Trustee may make the corresponding payment with any of the cash amounts that are part of the Trust Assets with no liability whatsoever.

The relevant Settlor shall provide the Trustee, if it so requests it in order to comply with applicable law or with an order or other determination of a competent authority, the necessary documents to prove the compliance with its tax obligations, to the extent applicable.

If for any reason the Trustee is notified by any tax authority of any interpretation, order or determination that the activities of this Trust are taxable and therefore the Trustee is required to withhold and pay any taxes as a consequence of this Trust or any activity related hereto, the Settlors shall, jointly and severally, defend and hold harmless, assist and give the necessary funds to the Trustee in order to comply with applicable law. The Trustee shall not be liable for any such withholding and payments and if it is fined or sanctioned as

29

a consequence thereof, the Settlors shall immediately compensate any costs or expenses made by the Trustee in such regard. The Trustee shall have at all times, charged against the Trust Assets, the right to be represented by its attorneys, advisors, tax advisors in relation to any tax obligations.

The Settlors shall defend and hold harmless the Trustee against any liabilities and damages related to the payment of taxes (including fees and expenses of tax advisors and attorneys) derived from the execution of or compliance with this Agreement.

NINETEENTH.  Reports. (a) For as long as this Agreement remains in effect, the Trustee hereby agrees to provide to the First Beneficiaries and the Second Beneficiaries monthly statements, within ten (10) Business Days after the end of each calendar month, with respect to the assets constituting the Trust Assets, as well as any investments with respect thereto.

(b)          The Trustee also agrees to provide to the First Beneficiaries and the Second Beneficiaries all the information reasonably requested in writing by any of them in connection with this Agreement and the Trust Assets.

TWENTIETH.  Duration and Irrevocability.  This Agreement shall be irrevocable and shall remain in full force and effect until all Secured Obligations are satisfied and paid in full, which shall be certified in writing by the First Beneficiaries (which certification shall not be unreasonably withheld or delayed), upon request by the Settlors, and may not be terminated, except (i) upon the occurrence of any of the events contemplated in Article 392 of the LGTOC (except the event contemplated in section VI of such Article, considering this is an irrevocable trust created with the purpose of securing the payment of the Secured Obligations) or (ii) if all of the Trust Assets are sold pursuant to the terms hereof.

(b)          The parties hereto agree that, following the date on which the Secured Obligations are paid in full in cash, the Trustee shall return to the relevant Settlor its respective MM Shares Share certificates (or portion thereof, as applicable), and the parties hereto shall cancel the endorsement of the MM Shares (or portion thereof, as applicable), as well as the registration in the relevant registries or books of Multimodal.

(c)           The Settlors shall have the right to obtain a release of all or part of the Trust Assets pursuant to and in accordance with the terms and conditions of the Master Trust Agreement and the Indenture, and, except as set forth in the Master Trust Agreement and the Indenture, the Settlors shall not have any right to obtain a release of all or part of the Trust Assets.

TWENTY FIRST. Allocation and Reversion of Trust Assets. (a)           In the event that either the Notes Obligations or the Investor Certificates Obligations are satisfied in full, this Trust shall remain in full force and effect solely for the benefit of the Noteholders or the Investor Certificate Holders, as the case may be, who hold Secured Obligations that have not been satisfied in full.

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(b)          After termination of this Agreement in accordance with its terms, all remaining Trust Assets shall revert to the Settlors pursuant to their respective contribution, and the Trustee shall carry out all necessary actions to terminate this Agreement as provided in Article 393 of the LGTOC.

TWENTY SECOND.  Further Assurances.  For as long as this Agreement remains in effect, the Settlors agree that they will take the actions that, in the reasonable opinion of the First Beneficiaries, may be necessary to (i) maintain in full force and effect the security interest created hereby or to allow the Trustee to take any and all actions specified in this Agreement, (ii) protect the rights of the First Beneficiaries hereunder, enable the First Beneficiaries to exercise and enforce their rights and remedies hereunder and (iii) carry out any other action necessary to comply with the purposes of this Agreement, including, without limitation, executing and delivering such further instruments and documents and taking such further actions as may be necessary for the purpose of obtaining or preserving the rights under each of the Trust Assets.

TWENTY THIRD. Notices.  Any request, demand, authorization, direction, notice, consent or waiver of any party hereto to be made upon, given or furnished to:

(a)           The Settlors, shall be made, given or furnished in writing and hand delivered, mailed, first class, postage prepaid, or sent by facsimile transmission to the Settlors addressed to it at Avenida de la Cúspide, No. 4755, Colonia Parques del Pedregal, 14010 Mexico, D.F., Attention: Chief Financial Officer, telephone number (52-55) 5629-8866, facsimile number (52-55) 5629-8899, with a copy to: Haynes & Boone, S.C., Blvd. Manuel Avila Camacho 40, Desp 1801, Colonia Lomas de Chapultepec, 11000, México, D.F. Atención: Romualdo Segovia, telephone number (52-55) 5540-5558, facsimile number (52-55) 5540-0630, or at any other address previously furnished in writing to the Trustee and to the First Beneficiaries by the Settlors, and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given or furnished upon its receipt by the Settlors, provided, that if receipt of any facsimile transmission is not confirmed in writing or by facsimile by the Settlors, a copy of such transmission shall be delivered by hand or mailed, first class, postage prepaid, to the Settlors,

(b)          the First Beneficiaries, shall be made, given or furnished in writing and hand delivered, mailed, first class, postage prepaid, or sent by facsimile transmission to the First Beneficiaries, addressed to it at the principal office of the First Beneficiaries located at The Bank of New York, 101 Barclay Street, Floor 21W, New York, New York 10286, Attn: Corporate Trust Trustee Administration, telephone number (212) 815-5346, facsimile number (212) 815-5803, or at any other address previously furnished in writing to the Settlors and the Trustee by the First Beneficiaries, and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given or furnished upon its receipt by the First Beneficiaries, provided, that if receipt of any facsimile transmission is not confirmed in writing or by facsimile by the First Beneficiaries, a copy of such transmission shall be delivered by hand or mailed, first class, postage prepaid, to the First Beneficiaries, or

31

(c)           the Trustee, shall be made, given or furnished in writing and hand delivered, mailed, first class, postage prepaid, or sent by facsimile transmission to the Trustee, addressed to it at the principal office of the Trustee located at Paseo de las Palmas número 405, Torre Óptima I, Piso 14, Col. Lomas de Chapultepec, México, D.F., C.P. 11000 Attention: Trust Division, Marcela Pino and/or Héctor Loyo telephone number (52-55) 5540-9522, facsimile number (52-55) 5283-1620, or at any other address previously furnished in writing to the Settlors, the First Beneficiaries by the Trustee, and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given or furnished upon its receipt by the Trustee, provided, that if receipt of any facsimile transmission is not confirmed in writing or by facsimile by the Trustee, a copy of such transmission shall be delivered by hand or mailed, first class, postage prepaid, to the Trustee.

TWENTY FOURTH. Amendments.  This Agreement may not be amended, supplemented, waived or otherwise modified except by means of a written public instrument signed by each of the Settlors, the Trustee and the First Beneficiaries (acting jointly), provided that any amendment of, or supplement, waiver or modification to, this Agreement shall be effected in accordance with and subject to the terms and conditions of the Master Trust Agreement and the Indenture.

TWENTY FIFTH. Assignment.  The parties hereto may not encumber, assign or otherwise transfer in full or in part, their rights and obligations hereunder.  Notwithstanding the foregoing, each of the Trustee and the First Beneficiaries may assign or otherwise transfer its rights and obligations hereunder to a successor trustee or collateral agent pursuant to and in accordance with the terms and conditions of the Master Trust Agreement and the Indenture.

TWENTY SIXTH. Severability.  If any one or more of the covenants or agreements provided in this Agreement on the part of any of the parties hereto to be performed hereunder should be determined by a court of competent jurisdiction to be contrary to law or unenforceable, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

TWENTY SEVENTH. Governing Law; Jurisdiction. For all matters regarding the interpretation and/or enforcement of this Agreement, each of the parties hereto submits itself to the applicable provisions under the laws and regulations of Mexico. For any controversy or proceedings arising from this Agreement, each of the parties hereto agrees to submit itself to the jurisdiction of the courts of Mexico City, Federal District and hereby expressly waives its rights to any other forum or jurisdiction afforded to it by law.

TWENTY EIGHTH.  Conversion. The Secured Obligations are monetary obligations denominated in U.S. Dollars. In order to secure and pay such Secured Obligations, any amounts received by the Trustee pursuant to this Agreement denominated in Pesos in excess of U.S.$10 million (ten million U.S. Dollars) shall be converted by the

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Trustee into U.S. Dollars, in the understanding that the Trustee shall make such conversions with the exchange rate offered by Banco J.P. Morgan, S.A. Institución de Banca Múltiple, J.P. Morgan Grupo Financiero similar to the exchange rate used by Banco J.P. Morgan, S.A. Institución de Banca Múltiple, J.P. Morgan Grupo Financiero on whole sale purchases of Dollars on that date. The Trustee shall make the foreign exchanges in accordance with the above, only if permitted by the applicable legal provisions. All the necessary transactions of foreign exchanges of this Agreement shall be made at 11:00 a.m., at the latest (Mexico City time) on the date in which such transaction shall be made. The Trustee shall deposit any amounts so converted into the Dollar Proceeds Account.

TWENTY NINTH. Translation of the Indenture. The parties hereto expressly agree that the Spanish translation of the Indenture that has been prepared and certified by a court-approved translator in Mexico and that attached hereto as Annex “A” may be used in a proceeding in connection with this Agreement.

THIRTIETH. Translation of the Guaranty Trust. The parties hereto expressly acknowledge that the First Beneficiaries shall receive a certified English translation of this Agreement.

THIRTY FIRST. Headings.  The headings used in this Agreement are for convenience of reference only and shall not be used to interpret or to construe any of the provisions of this Agreement.

THIRTY SECOND. Counterparts. The parties agree that this Agreement is executed in multiple counterparts, one for each of the parties, all being one and the same instrument.

THIRTY THIRD.  Entire Agreement.  This Agreement, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof, and supersedes all prior agreements, understandings or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof. Notwithstanding the foregoing, as between the Settlors and the First Beneficiary A, any conflict between any provision in this Agreement and the Master Trust Agreement shall be resolved in favor of the Master Trust Agreement, and as between the Settlors and the First Beneficiary B, any conflict between any provision of this Agreement and Indenture shall be resolved in favor of the Indenture.

THIRTY FOURTH.  Capacity of the First Beneficiaries.  Each of the Settlors hereby expressly and irrevocably (i) acknowledges that the First Beneficiaries have all necessary appointments, legal capacity and authority to act in the name and on behalf of the Noteholders and the Investor Certificate Holders for all matters arising from or relating to this Agreement and (ii) waives its respective rights to carry out any action challenging the legal existence, appointments, legal or other capacity and authority of the First Beneficiaries to act in the name and on behalf of the Noteholders and the Investor Certificate Holders, and (iii) acknowledges that the institution acting as First Beneficiaries hereunder (a) is acting solely as agent for, and in the name and on behalf of, the

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Noteholders and the Investor Certificate Holders; and (b) assumes no responsibility or liability of any kind, whether direct or indirect, express or implied, under or in connection with any of the Secured Obligations or any agreements or other documents relating to the Secured Obligations.

THIRTY FIFTH.  No Election of Remedies.  Nothing contained in this Agreement shall require the Trustee to foreclose on any of the Trust Assets under this Agreement before foreclosing on the collateral or trust assets under any of the other Collateral Documents, or to foreclose on any of the collateral or trust assets under any other Collateral Document before foreclosing on the Trust Assets under this Agreement, all of which shall be in the Trustee’s sole discretion, unless otherwise directed by the Secured Parties.

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The parties have executed this Agreement in Mexico City, Federal District, on August 11, 2004.

SETTLORS

TMM Holdings, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

By: Javier Segovia Serrano Title: Attorney-in-fact	By: Javier Segovia Serrano Title: Attorney-in-fact

By: Horacio Reyes Guzmán Title: Attorney-in-fact	By: Horacio Reyes Guzmán Title: Attorney-in-fact

FIRST BENEFICIARY

The Bank of New York,

acting as First Beneficiary A

and First Beneficiary B

By:

Name: Paulina Trueba Almada

Title: Attorney-in-Fact

TRUSTEE

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

By: Héctor Loyo Urreta

Title: Trustee Delegate

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List of Annexes

“A”	Spanish Translation of the Indenture
“B”	Copy of the Power of Attorney of the Settlors
“C”	Existing Restrictions
“D”	Consultant Committee and Voting Guidelines
“E”	Form of Certificate of Contribution of Additional MM Shares
“F”	Form of Power-of-Attorney granted by the Trustee to the Settlors - Clause Eighth (a)
“G”	Form of Power-of-Attorney granted by the Trustee to the Settlors - Clause Ninth (1)
“H”	Form of Foreclosure Request
“I”	List of Fees of the Trustee

Annex A

Spanish Translation of the Indenture

Annex B

Copy of the Power of Attorney of the Settlors

Annex C

Existing Restrictions

[Include the Annex provided by the Company]

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Annex D

Consultant Committee and Voting Guidelines

This Annex “D” provides the Voting Guidelines, as well as the organization, operation, authorities and duties of the Consultant Committee created pursuant the Irrevocable Administration and Guaranty Trust Agreement Number F/00088, dated August 11, 2004, (the “Agreement”) entered into by and among TMM Holdings, S.A. de C.V., Inmobiliaria TMM, S.A. de C.V., The Bank of New York and Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

I.             Voting Guidelines.

These Voting Guidelines are the principal instructions under which the Trustee shall vote the MM Shares that it is entitled to vote, if and when the Trustee receives from any of the First Beneficiaries a Default Notice instructing the Trustee to revoke the powers-of-attorney granted hereunder in favor of the Settlors, pursuant paragraph (c) of Clause Eighth of the Agreement. In the interpretation of these Voting Guidelines, the Trustee shall act as a bonus pater familiae.

The parties to the Agreement hereby expressly acknowledge and agree that the Trustee and its delegates and representatives shall not have any liability relating to the decision on the voting of the MM Shares made pursuant to these Voting Guidelines, unless such liability results from its or their inexcusable negligence, bad faith or willful misconduct, as determined by a Mexican authority in a final and definitive judgment.

(a)           Purpose of the Agreement. The primary concern that the Trustee shall consider for the decision regarding the manner in which the MM Shares shall be voted, is the purpose of the Trust, which is to guarantee and secure the Secured Obligations with the Trust Assets, as well as to provide for the management of the Trust Assets by the Trustee as provided in the Agreement.

Hence, the decision for the voting of such shares shall, in first place, satisfy the interest of the Secured Obligations in favor of the First Beneficiaries, for the benefit of the Secured Parties. Consequently, and given to the irrevocable nature of the Agreement, the interest of the First Beneficiaries shall prevail, at all times, over any particular interest of the Settlors and/or any third party.

(b)          Conservation of the Trust Assets. If the Trustee has received a Default Notice but it has not received a Foreclosure Request under Clause Tenth of the Agreement, the Trustee shall vote the MM Shares in the manner considered by the Trustee as the most appropriate or convenient for the conservation of the Trust Assets as guarantee and security for the Secured Obligations pursuant to the Agreement.

(c)           Foreclosure Procedure.  If the Trustee has received a Foreclosure Request pursuant to Clause Tenth of the Trust Agreement, the Trustee shall vote the MM Shares, in the manner considered by the Trustee as the most appropriate or convenient in order to facilitate and expedite the Foreclosure Procedure provided in Clause Tenth of the Trust Agreement for the prompt and adequate payment in full of the Secured Obligations in favor of the First Beneficiaries, for the benefit of the Secured Parties. Furthermore, the Trustee shall avoid voting the MM Shares in any manner that may impede or result in a delay of the foreclosure of such shares pursuant to such Foreclosure Procedure.

(d)          Recommendation Request. Pursuant to paragraph (c) of Clause Eighth of the Agreement, in case the Trustee (i) is not certain or convinced about the manner in which the MM Shares should be voted in connection with a certain specific matter on the agenda of a shareholders’ meeting of Multimodal pursuant to these Voting Guidelines, or (ii) requires the interpretation of these Voting Guidelines, the Trustee may abstain from voting the MM Shares and request in writing a recommendation by the Consultant Committee on this regard no later than on the fifth Business Day prior to the date of the relevant shareholders’ meeting. The Consultant Committee shall issue a specific recommendation no later than the third Business Day following the request by the Trustee.

Notwithstanding the content of the recommendation issued by the Consultant Committee, the Trustee may decide to vote the MM Shares in the relevant shareholders’ meeting pursuant to a different interpretation of these Voting Guidelines made by the Trustee, without incurring any liability for such action. However, if the Trustee decides to vote the MM Shares in a manner contrary to the recommendation of the Consultant Committee, it shall provide a sufficient written explanation of its reasons for voting in such manner. The written explanation by the Trustee shall be delivered to the First Beneficiaries, with a copy to the Consultant Committee, no later than the third Business Day following the date of the relevant shareholders’ meeting.

(e)           Designation of the Members of the Board of Directors of Grupo TFM. The Trustee shall cause the MM Shares to be voted to elect the persons designated by the Settlors as directors of Grupo TFM, until the date on which the First Beneficiaries shall have foreclosed on the MM Shares pursuant to Clause Tenth of the Trust.

II.            Consultant Committee.

(a)           Organization. The parties to the Agreement hereby create and organize the Consultant Committee, which authority shall commence with the execution of the Agreement and shall have 3 (three) proprietary members, and their respective alternate members, appointed as follows:

•        2 (two) proprietary members and their respective alternate members, shall be appointed by the First Beneficiaries (acting jointly); and

•        1 (one) proprietary member and its alternate member, shall be appointed by the Settlors (acting jointly).

(b)          Chairman. The chairman of the Consultant Committee (the “Chairman”) shall be appointed by the First Beneficiaries (acting jointly) among the 2 (two) proprietary members. In case of temporary or permanent absence of the Chairman, the First Beneficiaries (acting jointly) shall have the right to appoint the individual that will replace the Chairman.

 (c)          Secretary. The First Beneficiaries shall appoint the Secretary of the Consultant Committee, who will not be a member of the Consultant Committee.

(d)          Replacement. An alternate member shall be appointed for every proprietary member. Alternate members shall only participate in case of absence of proprietary members and may only replace its corresponding proprietary member.

(e)           Appointment, Resignation and Removal. The members of the Consultant Committee, including proprietary and alternate members, may be appointed by the First Beneficiaries and the Settlors through a notification in writing to the Trustee by the party entitled to appoint them, and they may be changed at any time, and shall not be considered an amendment to the Agreement. For such reason, in case of resignation or removal of any of the members of the Consultant Committee, a notification in writing to the Trustee by the party entitled to appoint, shall be sufficient for the effectiveness and validity of the appointment, without the requirement of any additional action. The appointment as member of the Consultant Committee is honorific; therefore, its members shall not collect any fees or amounts for such duty.

(f)           Calls. The Chairman shall have the authority to call for a meeting of the Consultant Committee by giving a written notice with acknowledgment of receipt to the other members, at least 5 (five) days prior to the meeting, and with the indication of the place, date and time of such meeting. Any of the members of the Consultant Committee may request the Chairman, in writing at any time, to call for a meeting of the Consultant Committee in order to discuss and resolve the matters set forth in the request. If such is the case, the Chairman shall call a meeting within 10 (ten) Business Days after receipt of the request.

(g)          Resolutions. A majority of votes shall be required for the validity of the resolutions of the Consultant Committee. The Consultant Committee shall promptly notify the Trustee of the resolutions adopted by it, which resolutions shall be valid and binding if signed by the Chairman and the Secretary.

(h)          Minutes. Every meeting of the Consultant Committee shall be evidenced in minutes that shall include the resolutions adopted by the Consultant Committee, as well as the instructions and directions to the Trustee for the execution of such resolutions and any ancillary document. The minutes shall be signed by the Chairman and the Secretary.

(i)            Invited Persons. One individual appointed by the Trustee shall be entitled to attend every meeting of the Consultant Committee as an observer with voice but without the right to vote. Likewise, any other person(s) may be invited by the Consultant Committee, taking into account the matters to be discussed, if deemed appropriate or convenient. Such invited person(s) shall attend as an observer with voice but without the right to vote.

(j)            Authorities and Duties. If and when requested in writing by the Trustee pursuant to paragraph (c) of Clause Eighth of the Agreement, the Consultant Committee shall issue a written recommendation regarding the interpretation of these Voting Guidelines no later than the fifth Business Day prior to the date of the relevant shareholders’ meeting (or such shorter time prior to such shareholders’ meeting as is practicable, if it has not been timely delivered notice thereof). Such written recommendation shall include, at a minimum: (1) the manner in which the Consultant Committee recommends that the voting of the relevant MM Shares shall be made, and (2) a brief explanation of such recommendation. As provided in the Agreement, such recommendation shall not be binding on the Trustee.

(k)           Indemnification. No member of the Consultant Committee shall be liable to the Settlors, the First Beneficiaries, the Trustee, or any other person or entity, for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such person in good faith on behalf of the Consultant Committee and in a manner reasonably believed to be within the scope of the authority conferred on such person by this Annex “D”, except that such person shall be liable to the extent of any such loss, damage or claim incurred solely by reason of such person’s willful misconduct or inexcusable negligence.  If any member of the Consultant Committee (collectively, the “Indemnified Persons”; and each an “Indemnified Person”), becomes involved, in any capacity, in any threatened, pending or completed action, suit, proceeding or investigation, in connection with any matter arising out of or relating to the Agreement or the Annex “D”, to the fullest extent permitted by applicable law, any legal and other expenses (including the cost of any investigation and preparation) incurred by such Indemnified Person in connection therewith shall, from time to time, be advanced by the Settlors jointly and severally, prior to the final disposition of such action, suit, proceeding or investigation upon receipt by the Settlors of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Settlors in connection with such action, suit, proceeding or investigation as provided in the exception contained in the next succeeding sentence.  To the fullest extent permitted by law, the Settlors, jointly and severally, also will indemnify and hold harmless an Indemnified Person against any losses, claims, damages, liabilities, obligations, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (collectively, “Costs”), to which such an Indemnified Person may become subject in connection with any matter arising out of or in connection with the Agreement or this Annex “D”, except to the extent that any such Costs result solely from the willful misconduct or inexcusable negligence of such Indemnified Person.  If the reimbursement, indemnity and contribution obligations of the Settlors under this Section shall not be paid upon demand, such Indemnified Person shall be entitled to be reimbursed, indemnified or receive contribution from the Trust Assets as set forth in Clause Tenth (b)(v) or Clause Eleventh (v).

The parties to the Agreement hereby expressly acknowledge and agree that the Consultant Committee and its members shall not have any liability relating to the recommendation referred to hereinabove, unless such liability results from its or their inexcusable negligence, bad faith or willful misconduct.

The Trustee shall have no payment obligation with respect to the matters set forth in this paragraph (k).

The parties have executed this Annex “D” in Mexico City, Federal District, on August 11, 2004.

[Remainder of the page intentionally left blank]

SETTLORS

TMM Holdings, S.A. de C.V.	Inmobiliaria TMM, S.A. de C.V.

By: Javier Segovia Serrano Title: Attorney-in-fact	By: Javier Segovia Serrano Title: Attorney-in-fact

By: Horacio Reyes Guzmán Title: Attorney-in-fact	By: Horacio Reyes Guzmán Title: Attorney-in-fact

FIRST BENEFICIARY

The Bank of New York,

acting as First Beneficiary A

and First Beneficiary B

By:

Name: Paulina Trueba Almada

Title: Attorney-in-Fact

TRUSTEE

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

By: Héctor Loyo Urreta

Title: Trustee Delegate

Annex E

Form of Certificate of Contribution of

Additional MM Shares

[Date(1)]

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

Attention:

Gentlemen:

We make reference to the Irrevocable Administration and Guaranty Trust Agreement, Number F/00088, dated August 11, 2004 (the “Agreement”) entered into by and among the Settlors, the First Beneficiaries and the Trustee.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

1.             As set forth in Clause Sixth of the Agreement, [Holdings][Inmobiliaria], as Settlor under the Agreement, hereby informs the Trustee that the following Additional MM Shares have been acquired by such Settlor, which Additional MM Shares shall be held by the Trustee in trust pursuant to Clause Sixth of the Agreement as part of the Trust Assets:

[Describe in reasonable detail the Additional MM Sharesacquired by the Settlor as contemplated by Clause Sixth of the Agreement]

2.-           As of the date hereof, the Settlor is the legal and beneficial owner of the above mentioned Additional MM Shares, which are owned by it free and clear of any lien, security interest, charge, guaranty, encumbrance or third party rights, except for the security interest created pursuant to the terms of the Agreement.

3.-           The transfer of these Additional MM Shares has been duly perfected vis-à-vis third parties and constitutes a valid transfer thereof and a first priority security interest for the benefit of the Secured Parties.  For such purposes, and in order to comply with the provisions of Clause Sixth of the Agreement, [Holdings][Inmobiliaria], as Settlor, hereby delivers to the Trustee, the following documents:

(1) To be dated as required by Clause Sixth of the Agreement.

IN WITNESS WHEREOF, the undersigned Settlor has executed this instrument as of [                ], 200[  ].

Very truly yours,

By:	(2)
Name:
Title:

Acknowledged, accepted and agreed on [DATE]

(Without releasing the Settlor of liability concerning the foregoing):

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

c.c.: First Beneficiaries

Annex: Copies of title documents of the Additional MM Shares that may be reasonably requested by the Trustee or the First Beneficiaries.

(2) To be executed by an Authorized Officer of the applicable Settlor.

Annex F

Form of Power-of-Attorney granted by the Trustee to the Settlors –

Clause Eighth (a)

Poder Especial Revocable	Special Revocable Power Of Attorney

Por medio del presente, y de conformidad con el Contrato de Fideicomiso Irrevocable de Administración y Garantía número F/00088 de fecha 11 de agosto del 2004, celebrado por y entre (i) TMM Holdings, S.A. de C.V. e Inmobiliaria TMM, S.A. de C.V. (los “Fideicomitentes”), (ii) The Bank of New York, como fideicomisario en primer lugar (el “Fideicomisario en Primer Lugar”), y (iii) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (el “Contrato de Fideicomiso”), el Fiduciario, representado en este acto por su delegado fiduciario, el Sr. [                ],en este acto otorga un PODER ESPECIAL REVOCABLE, en términos del Artículo 2554 del Código Civil Federal y sus artículos correlativos de los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, en favor de los Fideicomitentes a efecto de que éstos, por su propia cuenta, y salvo que el Fiduciario instruya lo contrario por escrito después de que se le hubiere entregado un Aviso de Incumplimiento, ejerzan la totalidad de los derechos corporativos y económicos relativos a las Acciones MM (incluyendo sin limitación, el derecho de asistir y votar a las asambleas, así como el derecho de cobrar dividendos y cualesquiera otras cantidades derivadas o que se deriven de la titularidad de las Acciones MM, para lo cual podrán, a su entera discreción, nombrar a los delegados y apoderados que crean convenientes), en el entendido que los Fideicomitentes ejercerán dichos derechos de manera que no sea inconsistente con los términos de este poder,

By means hereof, and pursuant to the Irrevocable Administration and Guaranty Trust Agreement number F/00088 dated August 11, 2004, entered into by and among (i) TMM Holdings, S.A. de C.V. and Inmobiliaria TMM, S.A. de C.V. (the “Settlors”), (ii) The Bank of New York, as first beneficiary (the “First Beneficiary”), and (iii) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (the “Trustee”) (the “Agreement”), the Trustee represented herein by its trust delegate, Mr. [              ], hereby grants a SPECIAL REVOCABLE POWER OF ATTORNEY pursuant to the terms of Article 2554 of the Federal Civil Code and its correlative articles in the Civil Codes of the other States of Mexico and the Federal District, to the Settlors, so that they may, at their own expense, and unless otherwise instructed in writing by the Trustee at any time after it has received a Default Notice, exercise all the corporate and economic rights in connection with the MM Shares (including without limitation, the right to attend and vote in the shareholders meetings, as well as the right to collect any dividend payments as well as any other amounts arising from or related to the MM Shares, for which they may, in their own discretion, appoint the delegates and attorneys-in-fact that they consider necessary), provided that the Settlors shall exercise such rights in a manner not inconsistent with the terms of this power of attorney, the Agreement, the Indenture and the Master Trust Agreement.

del Contrato de Fideicomiso, del Indenture y del Master Trust Agreement (Contrato Maestro de Garantía).

Dentro de la naturaleza del presente poder especial, los Fideicomitentes gozarán de las facultades previstas en el primer y segundo párrafo del Artículo 2554 del Código Civil Federal y sus artículos correlativos en los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, con las más amplias facultades para pleitos y cobranzas, incluyendo aquellas que requieran cláusula especial, y para actos de administración, incluyendo facultades para delegar el presente poder con sus limitaciones.

Within the nature of this special revocable power of attorney, the Settlors shall have the powers set forth in the first and second paragraph of Article 2554 of the Federal Civil Code and its correlative articles in the Civil Codes of the other states of Mexico and the Federal District, having sufficient powers to undertake acts of lawsuits and collections, including those requiring special clause, and acts of administration, including powers to delegate this power of attorney with its corresponding limitations.

Los términos con mayúscula inicial contenidos en éste poder que no sean definidos de otra manera en este poder, tendrán el significado que se les atribuye a los mismos en el Contrato de Fideicomiso.	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

En virtud de lo anterior, el presente poder especial se otorga este de del 2004.	IN WITNESS WHEREOF, this power of attorney is granted on the day of , 2004.

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

By/Por:
Name/Nombre:	[ ]
Title/Cargo:	[ ]

Annex G

Form of Power-of-Attorney granted by the Trustee to the Settlors -

Clause Ninth (a)(1)

Poder Especial Revocable	Special Revocable Power Of Attorney

Por medio del presente, y de conformidad con el Contrato de Fideicomiso Irrevocable de Administración y Garantía número F/00088 de fecha 11 de agosto del 2004, celebrado por y entre (i) TMM Holdings, S.A. de C.V. e Inmobiliaria TMM, S.A. de C.V. (los “Fideicomitentes”), (ii) The Bank of New York, como fideicomisario en primer lugar (el “Fideicomisario en Primer Lugar”), y (iii) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (el “Fiduciario”) (el “Contrato de Fideicomiso”), el Fiduciario, representado en este acto por su delegado fiduciario, el Sr. [                ],en este acto otorga un PODER ESPECIAL REVOCABLE, en términos de los Artículos 2554 y 2587 del Código Civil Federal y sus artículos correlativos de los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, en favor de los Fideicomitentes a efecto de que éstos, a su cargo, y salvo que el Fiduciario instruya lo contrario por escrito después de que se le hubiere entregado un Aviso de Incumplimiento, defiendan los derechos derivados del Patrimonio del Fideicomiso frente a cualesquiera reclamaciones o demandas de cualquier persona, en el entendido de que dicha defensa será siempre de manera que no sea inconsistente con los términos de este poder, del Contrato de Fideicomiso, del Indenture y del Master Trust Agreement (Contrato Maestro de Garantía).

By means hereof, and pursuant to the Irrevocable Administration and Guaranty Trust Agreement number F/00088 dated August 11, 2004, entered into by and among (i) TMM Holdings, S.A. de C.V. and Inmobiliaria TMM, S.A. de C.V. (the “Settlors”), (ii) The Bank of New York, as first beneficiary (the “First Beneficiary”), and (iii) Banco J.P. Morgan, S.A., Institución de Banca Múltiple, J.P. Morgan Grupo Financiero, División Fiduciaria (the “Trustee”) (the “Agreement”), the Trustee represented herein by its trust delegate, Mr. [              ], hereby grants a SPECIAL REVOCABLE POWER OF ATTORNEY pursuant to the terms of Articles 2554 and 2587 of the Federal Civil Code and its correlative articles in the Civil Codes of the other States of Mexico and the Federal District, to the Settlors, so that they may, at their own expense, and unless otherwise instructed in writing by the Trustee at any time after it has received a Default Notice, defend the rights arising out of each of the Trust Assets against any claims or demands of any Person, provided that such defense by the Settlors shall always be in a manner not inconsistent with the terms of this power of attorney, the Agreement, the Indenture and the Master Trust Agreement.

Dentro de la naturaleza del presente poder especial, los Fideicomitentes gozarán de las facultades previstas en el primer párrafo del Artículo 2554 y 2587 del Código Civil	Within the nature of this special revocable power of attorney, the Settlors shall have the powers set forth in the first paragraph of Article 2554 and 2587 of the Federal Civil

Federal y sus artículos correlativos en los Códigos Civiles de los Estados de la República Mexicana y para el Distrito Federal, con las más amplias facultades para pleitos y cobranzas, incluyendo aquellas que requieran cláusula especial, incluyendo facultades para delegar el presente poder con sus limitaciones, en el entendido de que los Fideicomitentes no podrán disponer de todo o cualquier parte del Patrimonio del Fideicomiso salvo que reciba autorización por escrito del Fiduciario como consecuencia de una sentencia definitiva emitida por un tribunal competente.

Code and its correlative articles in the Civil Codes of the other states of Mexico and the Federal District, having sufficient powers to undertake acts of lawsuits and collections, including those requiring special clause, including powers to delegate this power of attorney with its corresponding limitations, provided that the Settlors may not dispose of all or any part of the Trust Assets unless it receives a written authorization from the Trustee as a result of a definitive judgment from a court of competent jurisdiction ordering such disposal.

Los términos con mayúscula inicial contenidos en éste poder que no sean definidos de otra manera en este acto, tendrán el mismo significado que se les atribuyó en el Contrato de Fideicomiso.	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

En virtud de lo anterior, el presente poder especial se otorga este de del 2004.	IN WITNESS WHEREOF, this power of attorney is granted on the day of , 2004.

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

By/Por:
Name/Nombre:	[ ]
Title/Cargo:	[ ]

Annex H

Form of Foreclosure Request

[Date]

Banco J.P. Morgan, S.A.,

Institución de Banca Múltiple,

J.P. Morgan Grupo Financiero,

División Fiduciaria

Attention:

Gentlemen:

We make reference to the Irrevocable Administration and Guaranty Trust Agreement, Number F/00088, dated August 11, 2004 (the “Agreement”) entered into by and among the Settlors, the First Beneficiaries and the Trustee.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Pursuant to paragraph (a)(i) of Clause Tenth of the Agreement, as a result of [the occurrence and the continuance of a Rapid Amortization Event (as defined in the Master Trust Agreement), which consists of [describe underlying Rapid Amortization Event]] or [the acceleration of the Notes pursuant to Section 6.03 of the Indenture as a result of [describe underlying Event of Default] and the determination pursuant to Section 6.03 by the First Beneficiary B or the required Noteholders to foreclose on the Trust Assets], we hereby instruct you to proceed with the foreclosure proceeding contemplated in the Agreement, with respect to the Trust Assets

For such purposes, you are hereby instructed to notify the Settlors in writing, pursuant to paragraph (a)(ii) of Clause Tenth of the Agreement.

As set forth in Clause Tenth, paragraph (a)(iii) of the Agreement, the Settlors shall have five (5) Business Days, from the date of receipt of the notice mentioned in the preceding paragraph, to deliver to the Trustee evidence that the Default stated in this Foreclosure Request has been cured, remedied or waived, or evidence of payment of all outstanding Secured Obligations. To the extent the First Beneficiary has confirmed that the Default stated in this Foreclosure Request has not been cured, remedied or waived, or that no evidence of payment of all outstanding Secured Obligations exists, we instruct the Trustee to proceed as set forth in Clause Tenth of the Agreement.

Very truly yours,

The Bank of New York,

as First Beneficiary

By:
Title:

Annex I

List of Fees of the Trustee

[TO BE PROVIDED BY THE TRUSTEE]